Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X
Pre-Effective Amendment No. _______

Post-Effective Amendment No.         28        	    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.           28                  X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware  19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
388 Greenwich Street, 22nd Floor
New York, New York 10013
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b) of Rule 485

XXX	on December 28, 1999 pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(1)

	on (date) pursuant to paragraph (a)(1)

	75 days after filing pursuant to paragraph (a)(2)

	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

PART A

                                Consulting Group

                             Capital Markets Funds


                          Government Money Investments
                     Intermediate Fixed Income Investments
                           Long-Term Bond Investments
                           Municipal Bond Investments
                          Mortgage Backed Investments
                             High Yield Investments
                              Balanced Investments
                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                        International Equity Investments
                     International Fixed Income Investments
                      Emerging Markets Equity Investments
                     Multi-Sector Fixed Income Investments


Prospectus
                                                              SalomonSmithBarney
December 28, 1999                                    ---------------------------
                                                     A member of citigroup[LOGO]


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

                                                       Page
Investments, Risks and Performance                       3
-----------------------------------------------------------
 Large Capitalization Growth Investments                 4
-----------------------------------------------------------
 Large Capitalization Value Equity Investments           6
-----------------------------------------------------------
 Small Capitalization Growth Investments                 8
-----------------------------------------------------------
 Small Capitalization Value Equity Investments          10
-----------------------------------------------------------
 International Equity Investments                       12
-----------------------------------------------------------
 Emerging Markets Equity Investments                    14
-----------------------------------------------------------
 Balanced Investments                                   16
-----------------------------------------------------------
 Intermediate Fixed Income Investments                  18
-----------------------------------------------------------
 Long-Term Bond Investments                             20
-----------------------------------------------------------
 Mortgage Backed Investments                            22
-----------------------------------------------------------
 High Yield Investments                                 24
-----------------------------------------------------------
 Multi-Sector Fixed Income Investments                  26
-----------------------------------------------------------
 International Fixed Income Investments                 30
-----------------------------------------------------------
 Municipal Bond Investments                             32
-----------------------------------------------------------
 Government Money Investments                           34
-----------------------------------------------------------
More on the Portfolios' Investments and Related Risks   36
-----------------------------------------------------------

The Manager                                             40
-----------------------------------------------------------
     Year 2000 Issue                                    46
-----------------------------------------------------------

Asset Allocation Programs                               47
-----------------------------------------------------------
Investment and Account Information                      48
-----------------------------------------------------------
 Account Transactions                                   48
-----------------------------------------------------------
 Valuation of Shares                                    49
-----------------------------------------------------------
 Dividends and distributions                            49
-----------------------------------------------------------
 Taxes                                                  49
-----------------------------------------------------------
Financial Highlights                                    51
-----------------------------------------------------------
Appendix A                                             A-1
-----------------------------------------------------------
Appendix B                                             B-1
-----------------------------------------------------------

An investment in a Portfolio is not a bank deposit and is not insured or guar-anteed by the Federal Deposit Insurance Corporation or any other government agency.

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

                                      2 | Consulting Group Capital Markets Funds

Investments, Risks and Performance

About the portfolios

The manager selects and oversees professional money managers who are responsi-ble for investing the assets of the portfolios comprising the Consulting Group Capital Markets Funds (each a "Portfolio").

You should know:

 . You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

 . An investment in any of the Portfolios is not a bank deposit and is not in-sured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries begin-ning on the next page.

Fixed Income Securities:

 . When interest rates go up, prices of fixed income securities go down

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

Equity Securities:

 . Stock prices may decline generally

 . If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

 Consulting Group Capital Markets Funds

Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in the common stocks of companies with favora-ble growth prospects and total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio.
Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Barclays Global Fund Advisors is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Growth Index.

Provident Investment Counsel employs an active management style and seeks to focus on companies whose earnings are growing at a faster rate than the average rate of earnings growth of companies comprising Standard & Poor's 500 Index. It identifies possible investments based on sales and earnings growth, high return on equity and profit margin. The subadvisor uses portfolio analysis to further narrow this list by considering factors such as the quality of management, com-pany goals and proprietary positioning of products. It generally sells a secu-rity when its price or price-to-earnings ratio reaches set objectives or there is a fundamental change in the company's earnings.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Large cap or growth stocks may fall out of favor with investors

 . A share price that is generally more volatile than that of Large Capitaliza-tion Value Equity Investments because of the Portfolio's focus on growth stocks

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                    Large Capitalization Growth Investments
          1992     1993     1994     1995     1996     1997     1998
          ----     ----     ----     ----     ----     ----     ----
          6.52%    0.20%    0.26%    31.66%   20.71%   29.03%   38.05%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  38.05% 23.20%   19.10%  11/18/91
Russell 1000 Growth Index                  38.71% 25.70%   21.06%     **
Lipper Growth Funds Average                23.57% 18.80%   17.62%     **
Lipper Large Cap Growth Funds Average      37.09% 22.17%   19.44%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             26.04 %                                                4th/1998
Worst                            (9.26)%                                                3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                      5.76 %                                        through 3rd/1999
------------------------------------------------------------------------------------------------

 Consulting Group Capital Markets Funds

         BENCHMARKS

 The Portfolio's benchmark is the
 Russell 1000 Growth Index. The
 index is comprised of those
 Russell 1000 securities with
 greater-than-average growth
 orientation. The Russell 1000
 Index is composed of the 1000
 largest U.S. companies by market
 capitalization. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses.
In addition, the Portfolio compares its performance with the Lipper Large-Cap Growth Funds Average and Lipper Growth Funds Average. Lipper Large-Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in major unmanaged stock indices.


Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   portfolio assets)
   Management fees                      0.58%
   Other expenses                       0.10%
                                        -----
  Total annual Portfolio operating
   expenses                             0.68%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1       After 3    After 5                           After 10
    year        years       years                             years
    $221        $681       $1,169                             $2,513

 Consulting Group Capital Markets Funds

Large Capitalization Value Equity Investments
Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio invests primarily in common stock of companies with total market capitalizations of $1 billion or more at the time of purchase. The majority of the Portfolio's investments are expected to pay regular dividends.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a dif-ferent investment style. Each subadvisor's investment approach is described below.

The Boston Company Asset Management seeks total return by investing in portfo-lios of highly liquid common stocks that in its opinion have above average ap-preciation potential. The subadvisor employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum. Those stocks ranking highest through quantitative analysis are then evaluated using qualitative fundamental analysis to verify the quantitative scores and to make recommendations for investment. The subadvisor assesses a company's value by looking at traditional measures such as its price-to-earnings and price-to-book ratios, as well as extensive balance sheet analysis, including the company's break-up worth. The firm looks for momentum in a company's rising expectations about earnings or sales, or through a return to financial health following man-agement changes or restructuring.

Chartwell Investment Partners employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price to sales, price to earnings, price to cash flow and price to book ratios, along with a preference for premium yielding issues. Specific price targets are established for each stock selected for the Portfo-lio. The subadvisor then shifts its focus to identifying those companies with evidence of a major catalyst for change. Stocks are evaluated through such fac-tors as management/board changes, the extent to which performance incentives are in place, the degree of insider ownership, positive restructuring and ac-quisition opportunities.

Parametric Portfolio Associates seeks to track the performance of the Russell 1000 Value Index. The subadvisor uses a quantitative process to identify stocks which the firm believes are underpriced relative to their underlying value. The subadvisor then looks for companies from that list with rising earnings expec-tations, reasonable valuations and positive market momentum through an analysis of the company's fundamentals, including factors such as revenues, cash flow, earnings and analyst ratings. The subadvisor designs the portfolio to have a risk profile similar to that of the Russell 1000 Value Index.

Barclays Global Fund Advisors is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Value Index.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These risks are described on page 3.
 Your investment in the Portfolio is also subject to the following spe-cific risks:

 . Large cap or value stocks may fall out of favor with investors

 . The Portfolio can invest in issuers with a broad range of market capitaliza-tions. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio's investments may be more volatile and less liq-uid than other large cap funds

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                 Large Capitalization Value Equity Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       4.44%     9.88%    (3.63)%    33.92%    20.42%    31.45%    12.62%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  12.62% 18.13%   15.31%  11/18/91
Russell 1000 Value Index                   15.63% 20.85%   20.55%        **
Lipper Multi-Cap Value Funds Average        8.99% 16.96%   16.71%        **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              16.84 %                                               4th/1998
Worst                            (14.09)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                       0.00 %                                       through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's benchmark is the
 Russell 1000 Value Index. The
 index represents the stocks in
 the Russell 1000 Index with less
 than average growth orientation.
 The Russell 1000 Index includes
 the 1,000 largest U.S. companies
 by market capitalization. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses.
In addition, the Portfolio compares its performance with the Lipper Multi-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.



Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.66%
   Other expenses                       0.09%
                                        -----
  Total annual Portfolio operating
   expenses                             0.75%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $227                   $703                             $1,205                             $2,584

 Consulting Group Capital Markets Funds

Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stock of small capitalization "growth" companies. The Portfolio considers small cap companies to have total market capitalizations at the time of purchase below the maximum market capi-talization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 1999, that maximum market capitalization was $2.4 billion. A portion of the Portfolio's assets will be invested in common stocks of companies with market capitalizations at the lower range of the Russell 2000 Growth Index.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a dif-ferent investment style. Each subadvisor's investment approach is described below.

Mellon Capital Management is a passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes per-formance differences from the index through systematic quantitative methods.

Wall Street Associates is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

Westpeak Investment Advisors is an active manager and employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earning surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced.

Kern Capital Management's investment style focuses fundamental research on un-covering innovative small-cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis, (ii) in-depth meetings with corporate management, (iii) discussions with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small-cap companies.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Growth stocks or small capitalization stocks may fall out of favor with in-vestors

 . Recession or adverse economic trends may have a greater adverse affect on the earnings or financial condition of smaller companies than on larger ones

 . Greater volatility of share price because of the focus on small cap compa-nies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisor believes appropri-ate

 . Offer greater potential for gain and loss

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods com-pare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                    Small Capitalization Growth Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       11.42%    23.52%    13.11%    34.19%    18.88%    10.30%    2.84%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One    Five    Life of  Inception
                                            year   years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*   2.84 % 15.40%   17.61%  11/18/91
Russell 2000 Growth Index                   1.23 % 10.22%   11.62%     **
Lipper Small Company Funds Avg.            (0.10)% 13.26%   15.28%     **
Lipper Small-Cap Growth Funds Average       5.05 % 13.01%   14.73%     **
-----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              25.00 %                                               4th/1998
Worst                            (18.18)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                       9.14 %                                       through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's benchmark is The
 Russell 2000 Growth Index. This
 index represents stocks in the
 Russell 2000 Index with better
 than average growth orientation.
 The Russell 2000 Index includes
 the smallest 2000 U.S. stocks
 out of Russell 3000 Universe.
 Unlike the Portfolio, the
 benchmark is unmanaged and does
 not include any expenses.
In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average and Lipper Small Company Funds Average. Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average is an average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.


Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio's latest fis-cal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.80%
   Other expenses                       0.13%
                                        -----
  Total annual Portfolio operating
   expenses                             0.93%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $245                   $758                             $1,297                             $2,766

 Consulting Group Capital Markets Funds

Small Capitalization Value Equity Investments

Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stocks of small capitalization "val-ue" companies. The active subadvisors primarily invest the Portfolio's assets in the common stocks of companies with total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 1999, that maximum market capitalization was $1.7 billion. The Portfolio may also invest a portion of its assets in common stocks of companies with total market capitalization of $550 million or less at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.




Mellon Capital Management is a passive, index based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes perfor-mance differences from the index through systematic quantitative methods.

NFJ Investments Group uses an active management style that invests in a diver-sified portfolio of small capitalization common stocks that it believes are un-dervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earning ra-tios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The subadvisor also con-siders valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

David L. Babson & Co. uses an active management style and focuses upon compa-nies that are not widely followed in the investment community. It seeks to identify those with superior, but neglected, investment opportunities. The subadvisor looks for companies with favorable valuations relative to book val-ue, cash flow and sales, strong balance sheets and the potential for earnings acceleration.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following spe-cific risks:

 . Value stocks or small capitalization stocks fall out of favor with investors

 . Greater volatility of share price because of the focus on small cap compa-nies. Compared to large companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisors believe appropri-ate

 . Offer greater potential for gain and loss

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page also shows how the Portfolio's average annual returns for different calen-dar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                 Small Capitalization Value Equity Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       23.65%    (4.27)%   (8.54)%   24.54%    25.05%    35.94%    (8.88)%
                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One    Five    Life of  Inception
                                           year    years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  (8.88)% 12.03%   11.60%  11/18/91
Russell 2000 Value Index                   (6.45)% 13.19%   17.66%     **
Lipper Small Company Average               (0.10)% 13.26%   15.28%     **
Lipper Small-Cap Value Funds Average       (6.84)% 12.27%   14.81%     **
-----------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
Year                             Return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              17.74 %                                               4th/1992
Worst                            (18.18)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                      (3.57)%                                       through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's benchmark is The
 Russell 2000 Value Index. The
 index represents stocks in the
 Russell 2000 Index with less
 than average growth orientation.
 The Russell 2000 Index is
 comprised of the smallest 2000
 U.S. stocks out of the Russell
 3000 Universe. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses.
In addition, the Portfolio compares its performance with the Lipper Small-Cap Value Funds Average and Lipper Small Company Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average is an average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.



Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.81%
   Other expenses                       0.15%
                                        -----
  Total annual Portfolio operating
   expenses                             0.96%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions.

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $248                   $767                             $1,312                             $2,796

 Consulting Group Capital Markets Funds

International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of companies located out-side the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in cur-rency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

State Street Global Advisors uses a quantitative process to construct a portfo-lio that fully replicates the performance of the Morgan Stanley Capital Inter-national Europe Australia Far East (EAFE) Index. The EAFE Index consists of se-curities of companies located in 20 countries outside of North America and rep-resents approximately 60% of the total market value of all publicly traded stocks in these countries.

Oechsle International Advisors, LLC first seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis.

Marvin & Palmer Associates uses both a top-down and bottom-up investment proc-ess, beginning with a quantitative screening process and ending with fundamen-tal security research. Its investment approach is broken down into four compo-nents: evaluation of global financial conditions, country and currency deci-sions, sector/industry evaluation and individual security selection.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. The principal risks associated with in-vesting in equity securities are described on page 3.

Your investment is also subject to the unique risks of investing in foreign is-suers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 . Many foreign markets are smaller, less-liquid and more volatile than U.S.
  markets. In a changing market, the subadvisors may not be able to sell the Portfolio's securities in amounts and at prices they consider reasonable

 . The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may signifi-cantly disrupt the principal financial markets in which the Portfolio invests

 Consulting Group Capital Markets Funds

The bar chart and tables shown below indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfo-lio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                       International Equity Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
      (6.68)%    28.97%    9.50%     9.64%     4.87%     1.73%     22.51%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  22.51% 9.43%     9.36%  11/18/91
EAFE Index                                 20.00% 9.19%     9.49%     **
Lipper International Funds Average         12.99% 7.81%    10.65%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             18.94 %                                                4th/1998
Worst                            (13.97)%                                               3rd/1988
------------------------------------------------------------------------------------------------
Year-to-date                      10.21 %                                       through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's benchmark is the
 Morgan Stanley Capital Interna-
 tional EAFE--Capitalization
 Weighted Index. The index is a
 composite portfolio of equity
 total returns for the countries
 of Europe, Australia, New Zea-
 land and the Far East. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the Portfolio compares its performance with the
Lipper International Funds
Average. It is an average of the
reinvested performance of funds
that invest its assets in securities
whose trading markets are outside of
the Unites States.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.68%
   Other expenses                       0.14%
                                        -----
  Total annual Portfolio operating
   expenses                             0.82%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $234                   $724                             $1,241                             $2,656

 Consulting Group Capital Markets Funds

Emerging Markets Equity Investments

Investment objective.

Long-term capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of issuers located in countries with emerging markets. The Portfolio considers an emerging market country to be one having per capita income in the low to middle ranges, as de-termined by the International Bank for Reconstruction and Development (The World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfo-lio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

AIB Govett employs a top-down approach to analyzing stocks. The firm looks for under-valued securities with a bias towards relative earnings momentum. The subadvisor believes that the greatest influences on investment return over the long-term are country asset allocation and superior stock selection rather than short-term adjustments to portfolio weightings.

State Street Global Advisors uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

Baring Asset Management looks for unrecognized "growth" stocks through an in-vestment process that combines top-down country allocation, bottom-up company research and risk analysis to determine an optimal country and security mix. This process is driven by structured fundamental research using a disciplined investment framework at both the country and company levels. The fundamental research is supported by quantitative screening at the country level.

Principal risks of investing in the Portfolio

Because the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio in-vests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

 . Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices

 . Most emerging markets are smaller, less liquid and more volatile than devel-oped markets. In a changing market, the subadvisors may not be able to sell portfolio securities in amounts and at prices they consider reasonable

 . Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market

 . The economies of emerging market countries may grow at slower rates than ex-pected or suffer a downturn or recession

 . Emerging market countries may experience rising interest rates, or, more sig-nificantly, rapid inflation or hyperinflation

 . The Portfolio could experience a loss from settlement and custody practices in some emerging markets

 . Withholding and other foreign taxes may decrease the Portfolio's return

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks of investing in the Portfo-lio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on April 21, 1994. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                      Emerging Markets Equity Investments
                1995         1996         1997         1998
                ----         ----         ----         ----
               (2.52)%       13.16%      (8.06)%      (32.02)%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                             One     Five   Life of  Inception
                                             year    years Portfolio   Date
------------------------------------------------------------------------------
Portfolio (without advisory program fee)*   (32.02)%  N/A    (7.27)%  4/21/94
Morgan Stanley Emerging Markets Free Index  (25.34)%  N/A    (7.64)%    **
Lipper Emerging Markets Fund Average        (27.19)%  N/A    (7.87)%    **
------------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 4/30/94.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              10.58 %                                               4th/1998
Worst                            (23.67)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                     28.69 %                                        through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's benchmark is the
 Morgan Stanley Emerging Markets
 Free Index. The index is com-
 posed of equity total returns of
 countries with low to middle per
 capita incomes, as determined by
 the World Bank. Unlike the Port-
 folio, the benchmark is unman-
 aged and does not include any
 expenses. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.



Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      1.10%
   Other expenses                       0.62%
                                        -----
  Total annual Portfolio operating
   expenses                             1.72%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $325                   $992                             $1,683                             $3,522

 Consulting Group Capital Markets Funds

Balanced Investments

Investment objective

Total return through a combination of current income and capital appreciation.

Principal investment strategies

The Portfolio balances its investments across both common stocks and investment grade fixed income securities issued by corporate and governmental issuers. The Portfolio intends to maintain at least a quarter of its assets in fixed-income senior securities, preferred stocks and convertible debt securities and con-vertible preferred stocks to the extent their value is attributable to their fixed income characteristics.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio, an equity subadvisor and a fixed income subadvisor.

Laurel Capital Advisors manages the equity portion of the Portfolio's assets. In selecting stocks for investment, it focuses on common stocks of com-panies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the S&P 500 Index.

Seix Investment Advisors manages the fixed income portion of the Portfolio's assets. The subadvisor combines traditional credit research with proprietary analysis that seeks to identify mispriced or undervalued fixed-income securi-ties such as U.S. government securities and corporate bonds. It emphasizes those securities that have a potential for higher income while maintaining a duration that is approximately equal to the Lehman Brothers Aggregate Bond In-dex.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. These risks are described on page 3. The market prices of common stocks are generally more volatile than fixed income investments. As a balanced investment, the Portfolio's net asset value may be less volatile than other equity oriented portfolios. However, since the Portfolio invests a significant portion of its assets in fixed income securities, it has less potential for capital apprecia-tion.

The market value of foreign securities may go down because of unfavorable for-eign government actions, political, economic or market instability or the ab-sence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on February 16, 1993. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark indices and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                             Balanced Investments
            1994        1995         1996         1997         1998
            ----        ----         ----         ----         ----
           (2.68)%      27.41%       15.32%       20.29%       8.43%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*   8.43% 13.28%   12.80%   2/16/93
Lehman Gov/Corp Bond Index                  9.47%  7.30%    7.37%     **
S&P 500                                    28.60% 24.05%   21.80%     **
Lipper Balanced Funds Avg.                 13.73% 13.98%   13.29%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 2/28/93.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             11.66%                                             2nd/1997
Worst                            (8.06)%                                            3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                      0.96%                                         through 3rd/1999
------------------------------------------------------------------------------------------------

 Consulting Group Capital Markets Funds

         BENCHMARKS

 The Portfolio's benchmarks are
 Standard & Poor's 500 Index and
 the Lehman Brothers Government/
 Corporate Bond Index. The S&P
 500 is an index of 500 of the
 largest stocks in the U.S. The
 Lehman Index is a composite of
 debt securities of the U.S.
 government and its agencies and
 publicly issued fixed income
 investment grade, non-
 convertible corporate debt
 securities. Unlike the
 Portfolio, the benchmarks are
 unmanaged and do not include any
 expenses. In addition, the Portfolio compares its performance with the Lipper Balanced Funds Average. It is an average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.



 The Consulting Group has de-
 signed this Portfolio for in-
 vestors who participate in the
 TRAK(R) Advisory Service through
 employee benefit plans which do
 not make the full range of Capi-
 tal Markets Funds offered
 through this prospectus avail-
 able to participants. The Con-
 sulting Group will not recommend
 this Portfolio to investors in
 advisory programs which make all
 of the Capital Markets Funds
 available.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.79%
   Other expenses                       0.06%
                                        -----
  Total annual Portfolio operating
   expenses                             0.85%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After                  After                             After                             After
   1 year                3 years                           5 years                           10 years
    $237                  $734                             $1,256                             $2,687

 Consulting Group Capital Markets Funds

Intermediate Fixed Income Investments

Investment objective

Current income and reasonable stability of principal.

Principal investment strategies

The Portfolio invests primarily in fixed income securities and instruments is-sued by governmental and corporate issuers. These securities include mortgage-related and asset-backed securities, although the Portfolio will not invest more than 5% of its assets at the time of purchase in asset-backed securities.

Credit quality. The Portfolio invests exclusively in securities rated invest-ment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor.

Maturity. The Portfolio's average maturity ranges from three to ten years. Av-erage maturity is a weighted average of the stated maturities of the debt secu-rities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

Pacific Investment Management Company employs top-down and bottom-up in-vestment techniques. It implements the following "top-down" strategies: dura-tion and volatility analyses, sector evaluation and yield curve shape analysis. The subadvisor also employs the following "bottom-up" strategies: credit analy-sis, quantitative research, issue selection and cost-effective trading.

Standish Ayer & Wood seeks to maximize current income and minimize volatility by:

 . Analyzing issuers and sectors on a yield spread basis, with an overlay of fundamental company analysis.

 . Identifying fixed income securities with the greatest potential for adding value, such as those involving new issuers, the potential for credit up-grades, unique structural characteristics or innovative features.

 . Managing variables such as sector, maturity, duration, credit quality, yield and potential capital appreciation.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 . Greater sensitivity to rising interest rates than Government Money Invest-ments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securi-ties

 . Increased volatility in share price to the extent the Portfolio holds mort-gage derivative securities having imbedded leverage or unusual interest rate reset terms

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper In-vestor Services peer group. The Portfolio's past performance does not necessar-ily indicate how the Portfolio will perform in the future.

5
[BAR CHART]
                         Percentage Total Returns for
                     Intermediate Fixed Income Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       5.86%     10.49%    (2.76)%   14.67%    3.64%     7.45%     7.23%
                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended December 31, 1998)
--------------------------------------------------------------------------------


                                             One   Five    Life of  Inception
                                             year  years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*    7.23% 5.89%    6.75%   11/18/91
Lehman Brothers Intermediate Gov/Corp Bond
 Index                                       8.44% 6.60%    7.27%         **
Lipper Corporate Debt Funds A Rated Average  7.52% 6.54%    7.86%         **
-----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                  return                                          Quarter/Year
--------------------------------------------------------------------------------------------------
Best                               5.08 %                                         1st/1993
Worst                             (2.30)%                                         1st/1994
--------------------------------------------------------------------------------------------------
Year-to-date                      (0.31)%                                         through 3rd/1999
--------------------------------------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's primary
 benchmark is the Lehman Brothers
 Intermediate
 Government/Corporate Bond Index.
 The index is composed of debt
 securities of the U.S.
 government and its agencies and
 publicly issued, fixed rate,
 non-convertible, investment-
 grade domestic corporate debt
 with at least one year remaining
 to maturity. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the Portfolio compares its performance with the Lipper
Corporate Debt Funds A Rated
Average.  It is an average
of the reinvested performance
of funds that invest at
least 65% of their assets
in corporate debt issues
rated "A" or better or
government issues.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.53%
   Other expenses                       0.08%
                                        -----
  Total annual Portfolio operating
   expenses                             0.61%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $214                   $661                              $1,134                              $2,441

 Consulting Group Capital Markets Funds

Long-Term Bond Investments

Investment objective

Total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity.

Principal investment strategies

The Portfolio invests primarily in fixed income securities issued by U.S. gov-ernmental and corporate issuers, U.S. dollar denominated fixed income securi-ties of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mort-gage-related securities.

Credit quality. The Portfolio invests exclusively in securities rated invest-ment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Western Asset Management Company.

Maturity. The Portfolio's average maturity is at least 10 years. Average matu-rity is a weighted average of the stated maturity of debt securities the Port-folio owns. Individual investments may be of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed-income market--government, corporate and mortgage and asset-backed--depending upon its forecast of relative values.

 . Tracking the duration of the overall portfolio so that it falls within a nar-row band relative to the benchmark index, with adjustment made to reflect the subadvisor's long-term outlook for interest rates.

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 . Greater sensitivity to rising interest rates than Intermediate Fixed Income
  Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securi-ties

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                          Long-Term Bond Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       5.93%     10.02%   (5.12)%    18.13%    3.11%     12.90%    10.63%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                              One   Five    Life of  Inception
                                             year   years  Portfolio   Date
------------------------------------------------------------------------------
Portfolio (without advisory program fee)*    10.63% 7.62%    7.95%   11/18/91
Lehman Brothers Gov/Corp Bond Index           9.47% 7.30%    8.28%      **
Lipper Corporate Debt Funds A Rated Average   7.52% 6.54%    7.86%      **
------------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              6.76 %                                                3rd/1998
Worst                            (3.43)%                                                1st/1994
------------------------------------------------------------------------------------------------
Year-to-date                     (7.83)%                                        through 3rd/1999
------------------------------------------------------------------------------------------------

 Consulting Group Capital Markets Funds

             BENCHMARKS

 The Portfolio's primary bench-
 mark is the Lehman Brothers
 Government/Corporate Bond Index.
 The index is composed of debt
 securities of the U.S. govern-
 ment and its agencies and pub-
 licly issued fixed rate, non-
 convertible, investment-grade
 corporate debt securities with
 at least one year remaining to
 maturity. Unlike the Portfolio,
 the benchmark is unmanaged and
 does not include any expenses.
In addition, the Portfolio
Compares its performance
With the Lipper Corporate
Debt Funds A Rated Average.
It is an average
of the reinvested performance
of funds that invest at
least 65% of their assets
in corporate debt issues
rated "A" or better or
government issues.


Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.60%
   Other expenses                       0.20%
                                        -----
  Total annual Portfolio operating
   expenses                             0.80%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $232                   $718                             $1,231                             $2,635

 Consulting Group Capital Markets Funds

Mortgage Backed Investments
Investment objective

High current income and secondarily capital appreciation, each to the extent consistent with the protection of capital.

Principal investment strategies

The Portfolio invests primarily in mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. govern-mental agencies, and government-related organizations, and private issuers. The Portfolio will not invest more than 25% of its assets in privately issued mort-gage-related securities.

The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities (SMBS) and collateralized mort-gage obligations (CMOs). SMBS represent the right to receive either principal or interest payments on U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to en-hance current income, the Portfolio may enter into mortgage dollar roll trans-actions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

How the subadvisor selects the Portfolio's investments

The subadvisor, Utendahl Capital Management CFI, uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficien-cies in the mortgage-backed securities market.

The subadvisor generally maintains the portfolio's average duration within a narrow band around the duration of the entire mortgage-backed securities mar-ket. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The subadvisor nor-mally focuses the Portfolio's holdings on mortgage related securities issued by U.S. government agencies and government related organizations.

Credit quality. The Portfolio generally invests in securities rated no lower than "A" at the time of purchase by a nationally recognized rating agency or, if unrated, of equivalent quality as determined by the subadvisor. However, up to 20% of the Portfolio's assets may be invested in securities rated as low as "B" by a nationally recognized rating organization or, if unrated, of equiva-lent quality as determined by the subadvisor, upon the concurrence of the man-ager.

Principal risks of investing in the Portfolio

Because mortgage-related securities are a type of fixed income security, your investment in the Portfolio is subject to the risks of investing in fixed in-come securities generally. These risks are described on page 3.

Your investment is also subject to the specific risks of investing primarily in mortgage related securities. Mortgage-related securities generally represent direct or indirect interests in the principal and interest payments on individ-ual pools of mortgage loans. The mortgage loans typically allow the mortgagor (i.e., the homeowner) to prepay principal on their mortgages whenever they choose. For this reason, your investment is also subject to:

 . Increased prepayment and extension risk which increases price and yield vola-tility

 . Increased volatility in share price to the extent the Portfolio holds mort-gage derivative securities having imbedded leverage or unusual interest rate reset terms

 . To the extent the Portfolio enters into mortgage dollar roll transactions, the risk that the securities the Portfolio has agreed to purchase will be worth less on the repurchase date than the repurchase price because of changes in interest rates and market conditions

Payments of principal and interest on mortgage pools issued by government re-lated organizations are not guaranteed by the U.S. government. Although mort-gage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                         Mortagage Backed Investments
       1992      1993      1994      1995      1996      1997      1998
       ----      ----      ----      ----      ----      ----      ----
       6.55%     6.20%    (2.08)%    15.46%    4.69%     8.78%     6.93%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                           One   Five    Life of  Inception
                                           year  years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program fee)*  6.93% 6.60%    6.77%   11/18/91
Lehman Mortgage Backed Index               6.96% 7.23%    7.35%      **
Lipper U.S. Mortgage Fund Average          6.22% 6.08%    6.67%      **
---------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              4.95%                                                 2nd/1995
Worst                            (2.16)%                                                1st/1994
------------------------------------------------------------------------------------------------
Year-to-date                      0.79%                                         through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARK[S]

 The Portfolio's primary
 benchmark is Lehman Brothers
 Mortgage Backed Securities
 Index. The index contains most
 fixed rate securities issued and
 backed by mortgage pools of
 federal agencies or government
 related organizations. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses.
In addition, the Portfolio compares its performance with the Lipper U.S. Mortgage Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.



Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                        None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                       0.70%
   Other expenses                        0.21%
                                       -------
  Total annual Portfolio operating
   expenses                              0.91%
  Management and Administration
   Fee waivers and expense
    reimbursements*                    (0.11)%
                                       -------
  Net annual portfolio operating
   expenses                              0.80%
                                       =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual portfolio oper-ating expenses to 0.80% of average net assets.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $232                   $718                             $1,231                             $2,635

 Consulting Group Capital Markets Funds

High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio invests primarily in fixed income securities of corporate issuers located in the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developed foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securi-ties, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed-income securities rated below investment grade by two or more nationally recognized rating orga-nizations, or, if unrated, of equivalent quality as determined by the subadvisor, Alliance Capital Management. Securities rated below investment grade are commonly known as "junk bonds."

Duration. The Portfolio's average duration ranges from two to six years. Dura-tion is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor employs a relative value investment process, looking for securi-ties of companies with improving or stable credit quality trends. The Portfolio focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:

 . Extensive portfolio research on issuers and their business conditions

 . Thorough analysis of issuers and their credit quality

 . Emphasis on general economic and interest rate trends and forecasts

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 3, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments.
The market values for
high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your invest-ment in the Portfolio is subject to the following specific risks:

 . Increased price sensitivity to changing interest rates

 . Greater risk of loss due to default or declining credit quality

 . Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

 . A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable for-eign government actions, political, economic or market instability or the ab-sence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.
Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

 Consulting Group Capital Markets Funds

Because this Portfolio commenced operations on July 13, 1998, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Portfolios show in bar and table form in this location of the prospectus.

Year to date: (0.99)% (through 3rd Quarter/1999)

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.90%
   Other expenses                       0.29%
                                        -----
  Total annual Portfolio operating
   expenses                             1.19%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

You invest $10,000 in the Portfolio for the time periods indicated;

 . You redeem at the end of each period;

 . You reinvest all dividends and distributions;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After                  After                             After                             After
   1 year                3 years                           5 years                           10 years
    $272                  $835                             $1,425                             $3,022

 Consulting Group Capital Markets Funds

Multi-Sector Fixed Income Investments

Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies

The Portfolio invests primarily in fixed-income securities issued by U.S. gov-ernmental and corporate issuers and mortgage-related and asset-backed securi-ties.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor focuses on a different segment of the fixed income marketplace. Each subadvisor's investment approach is described below.





Standish Ayer & Wood focuses on investment grade intermediate maturity fixed income securities. The average maturity of securities ranges from three to ten years. Average maturity is a weighted average of the stated maturities of the debt securities the Portfolio owns. Individual investments may be of any matu-rity. The subadvisor seeks to maximize current income and minimize volatility by:

 . Analyzing issuers and sectors on a yield spread basis, with an overlay of fundamental company analysis

 . Identifying fixed income securities with the greatest potential for adding value, such as those involving new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

 . Managing variables such as sector, maturity, duration, credit quality, yield and potential capital appreciation.

Western Asset Management Company focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed income market (government, corporate and mortgage and asset-backed) depending on its forecast of relative values

 . Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Utendahl Capital Management CFI focuses on mortgage-related securities repre-senting pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mort-gage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to en-hance current income, the Portfolio may enter into mortgage dollar roll trans-actions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadvisor uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadvisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government related organizations.

Alliance Capital Management focuses on below investment grade fixed income se-curities, also known as "high yield" securities and commonly referred to as "junk bonds." It invests primarily in fixed income securities of corporate is-suers located in the U.S., but may also invest in securities of issuers located in developed foreign countries. It may also invest a portion of the Portfolio in equity and equity-related securities, including convertible securities, preferred stocks, warrants and rights.

The subadvisor invests primarily in fixed income securities whose average dura-tion ranges from two to six years. Individual securities may be of any maturi-ty.

The subadvisor employs a relative value investment process, looking for securi-ties of companies with improving or stable credit quality trends. It focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:

 . Extensive research of issuers and their business conditions

 . Thorough analysis of issuers and their credit quality

 . Emphasis on general economic and interest rate trends and forecasts.

 Consulting Group Capital Markets Funds

Credit Quality. The intermediate maturity, long-term maturity and mortgage-re-lated portions of the Portfolio are invested primarily in securities rated in-vestment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadvisor. The high yield portion of the Portfolio will primarily be invested in fixed income secu-rities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor. Securities rated below investment grade are com-monly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfo-lio's holdings to changes in interest rates. Individual securities may be of any maturity.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments

 . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong

 . When interest rates go up, prices of fixed income securities decline

 . An issuer of a security may prepay principal earlier than scheduled, which would force the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

 . Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

 . Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securi-ties with embedded leverage or unusual interest rate reset terms

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Performance

Because this Portfolio was added to the Consulting Group Capital Markets Funds this year, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form at this location of the prospectus.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfo-lio's current fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*           1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee**                     0.85%
   Other expenses                       0.20%
                                        -----
  Total annual Portfolio operating
   expenses**                           1.05%

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."
** The management fee rate shown above reflects the maximum fee paid to the manager and a single subadvisor. However, the projected effective annual management fee rate for the Portfolio is expected to be 0.45% or less as a result of the allocation of assets among multiple subadvisors.
   The Portfolio is oper-
   ating under an expense cap of 0.80% for the current fiscal year. The expense cap will remain in effect until changed by the Board of Trustees.

 Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

       After 1                                                         After 3
        year                                                            years
       $127                                                             $675

                                   BENCHMARK

The Portfolio's primary benchmark
is Lehman Brothers Aggregate Bond
Index. The Index is composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Lehman Mortgage-Backed
Securities Index and also
includes treasury issues, agency
issues, corporate bond issues and
mortgage-backed securities.
Unlike the Portfolio, the
benchmark is unmanaged and does
not include any expenses.

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

                                     29 | Consulting Group Capital Markets Funds

International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio invests primarily in non-U.S. dollar denominated fixed income se-curities issued by foreign governments and corporations and supranational enti-ties. The Portfolio invests primarily in fixed income securities of issuers lo-cated in at least three countries and will not invest more than 25% of its as-sets in the securities of governments or corporations in any one country. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures.

Credit Quality: The Portfolio invests in securities rated investment grade by a nationally recognized rating organization, or if unrated, of equivalent quality as determined by the subadvisor, Julius Baer Investment Management. The Portfo-lio may invest up to 10% of its assets in emerging market debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the subadvisor.

Duration: The Portfolio's average duration ranges from two to eight years. Du-ration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the subadvisor forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The subadvisor employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 . Many foreign markets are smaller, less-liquid and more volatile than U.S.
  markets. In a changing market, the subadvisor may not be able to sell the Portfolio's securities in amounts and at prices the sub-adviser considers reasonable

 . The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations

 . The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may signifi-cantly disrupt the principal financial markets in which the Portfolio invests

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indi-cate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                    International Fixed Income Investments
          1992     1993     1994     1995     1996     1997     1998
          ----     ----     ----     ----     ----     ----     ----
          3.23%    13.83%   2.30%    23.85%   8.69%   (2.38%)   17.64%
                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One    Five   Life of  Inception
                                           year    years Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  17.64%  9.60%   9.99%   11/18/91
Salomon Non-U.S. Gov. Bond Index           17.80%  8.26%   9.62%      **
Lipper International Income Funds Average  11.85%  6.55%   8.08%      **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             11.45 %                                                1st/1995
Worst                            (4.53)%                                                1st/1992
------------------------------------------------------------------------------------------------
Year-to-date                     (5.59)%                                        through 3rd/1999
------------------------------------------------------------------------------------------------

         BENCHMARKS

 The Portfolio's primary bench-
 mark is the Salomon Brothers
 Non-U.S. Government Bond Index.
 The index is a market capital-
 ization-weighted index consist-
 ing of government bond markets
 in 13 developed countries, ex-
 cluding the U.S. Unlike the
 Portfolio, the benchmark is un-
 managed and does not include any
 expenses. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. It is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.



Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.70%
   Other expenses                       0.24%
                                        -----
  Total annual Portfolio operating
   expenses                             0.94%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $246                   $761                             $1,302                             $2,776

 The Portfolio is a "non-diversified portfolio," which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

 Consulting Group Capital Markets Funds

Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preserva-tion of capital.

Principal investment strategies

The Portfolio invests principally in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized rating or-ganization, or, if unrated, of equivalent quality as determined by the subadvisor, Smith Affiliated Capital Corporation.

How the subadvisor selects the Portfolio's investments

The subadvisor uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sec-tor rotation. The subadvisor focuses primarily on:

 . ""Vital service" revenue bonds (i.e., water, electric, power, sewer and se-lect transportation authority) and secondarily on general obligation bonds of high-quality issuers.

 . Using portfolio credit analysis to evaluate the relative attractiveness of various securities and sectors.

 . Broad geographic and issuer diversification.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your invest-ment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment in the Portfolio is also subject to the following specific risks:

 . New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the munici-palities to repay these obligations

 . The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio's income distributions may be, and distributions of the Portfolio's gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio's income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distribution of the Portfolio's income and gains will be subject to state taxation.

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


[BAR CHART]
                         Percentage Total Returns for
                          Municipal Bond Investments
             1992      1993       1994      1995      1996      1997      1998
             ----     -----      -----     -----     -----     -----     -----
             8.13%    12.59%    (10.20)%   20.12%     2.10%     9.96%    11.24%
                        Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                           One   Five    Life of  Inception
                                           Year  Years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program fee)*  5.39% 4.78%    6.48%   11/18/91
Lehman Municipal Bond Index                6.48% 6.22%    7.67%      **
Lipper General Municipal Debt Funds Avg.   5.32% 5.44%    7.25%      **
---------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              8.99%                                                 1st/1995
Worst                            (8.16)%                                                1st/1994
------------------------------------------------------------------------------------------------
Year-to-date                     (4.27)%                                        through 3rd/1999
------------------------------------------------------------------------------------------------

          BENCHMARKS

 The Portfolio's primary bench-
 mark is the Lehman Brothers Mu-
 nicipal Bond Index. The index is
 a composite measure of the total
 return performance of the munic-
 ipal bond market. Unlike the
 Portfolio, the benchmark is un-
 managed and does not include any
 expenses.
In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.


Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                      None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.60%
   Other expenses                       0.18%
                                        ----
  Total annual Portfolio operating
   expenses                             0.78%
                                        ====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $230                   $712                             $1,221                             $2,615

 Consulting Group Capital Markets Funds

Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or in-strumentalities and in repurchase agreements with respect to these securities.

Credit quality. The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadvisor, Standish Ayer & Wood.

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted portfolio maturity of 90 days or less.

How the subadvisor selects the Portfolio's investments

The Portfolio seeks to maintain a constant net asset value of $1 per share by investing in securities which the subadvisor believes present minimal credit risks. It focuses on improving the Portfolio's yield by:

 . Actively managing sector allocations and the average maturity of the Portfo-lio.

 . Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.

 . Adjusting average portfolio maturity to reflect the subadvisor's outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page
3. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfo-lios which invest in longer-term securities or in below investment grade secu-rities.

Investment in short-term U.S. government securities is generally the most con-servative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to the return on the 90-day Treasury bill. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[BAR CHART]
                         Percentage Total Returns for
                         Government Money Investments
          1992     1993     1994     1995     1996     1997     1998
          ----     ----     ----     ----     ----     ----     ----
          3.25%    2.69%    3.71%    5.48%    4.91%    5.04%    4.99%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1998)
--------------------------------------------------------------------------------


                                            One  Five   Life of  Inception
                                           year  years Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program fee)*  4.99% 3.27%   2.73%   11/18/91
90-day T-bill Index                        4.88% 5.02%   4.52%         **
--------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in advisory pro-grams. These programs charge an annual fee, which in the case of TRAK(R) Personalized Investment Advisory Service may be up 1.5%

** Index comparison begins on 11/30/91.

The portfolio's 7-day yield as of December 31, 1998 was 4.54%.

 Consulting Group Capital Markets Funds

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                  return                                         Quarter/Year
-------------------------------------------------------------------------------------------------
Best                              1.40%                                          2nd/1995
Worst                             0.65%                                          1st & 2nd/1993
-------------------------------------------------------------------------------------------------
Year-to-date                      3.30%                                          through 3rd/1999
-------------------------------------------------------------------------------------------------

                                   BENCHMARK

The Portfolio's benchmark is the
rate of return of the 90 day
Treasury bill. Unlike the
Portfolio, the benchmark is
unmanaged and does not include
any expenses.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                      None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50 %

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.35 %
   Other expenses                       0.36 %
                                       -----
  Total annual Portfolio operating
   expenses                             0.71 %
  Management and Administration fee
   waivers and expense
   reimbursements*                     (0.11)%
                                       -----
  Net annual Portfolio operating
   expenses                             0.60 %
                                       =====

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio oper-ating expenses to 0.60% of average net assets.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $213                   $658                              $1,129                              $2,431

 Consulting Group Capital Markets Funds

More on the Portfolios' Investments and Related Risks

The section entitled "Investments, Risks and Performance" describes the Portfo-lios' investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios' investments and certain investment management techniques the Portfolios may use. More information about the Portfolios' investments and portfolio manage-ment techniques, some of which entail risk, is included in the Statement of Ad-ditional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

         Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the values of a
 Portfolio's investments.


Equity Investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership inter-ests, shares of other investment companies and real estate investment trusts and equity participations.

Fixed Income Investments. The fixed income oriented Portfolios (except Govern-ment Money Investments, Municipal Bond Investments and Balanced Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities (Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Multi-Sector Fixed Income In-vestments and Balanced Investments only), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" matu-rity which is shorter or longer than its stated maturity depending on the de-gree of prepayment, or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing inter-est rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real proper-ty. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mort-gage Backed Investments may each invest up to 25% of their assets in privately issued mortgage-related securities. Long-Term Bond Investments, Balanced In-vestments and Intermediate Fixed Income Investments may each invest up to 5% of their respective net assets and Multi-Sector Fixed Income Investments may in-vest up to 10% of its net assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as install-ment sales or loan contracts, leases, credit card receivables and other catego-ries of receivables. A Portfolio's investments in asset-backed securities will be rated in the highest rating category at the time of investment.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on un-derlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such in-struments during periods of declining interest rates. Principal only instru-ments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mort-gage derivatives can also become illiquid and hard to value in declining mar-kets.

Foreign Securities. Investments in securities of foreign entities and securi-ties quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio in-vests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will af-fect the U.S. dollar value of the Portfolio's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing

 Consulting Group Capital Markets Funds
in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of pri-vate businesses or property may be more likely in emerging markets. The Con-sulting Group generally considers all of the western European countries, Cana-da, Australia, New Zealand, Hong Kong, Singapore and Japan to have developed markets and economies and the rest of the countries in the world to have emerg-ing markets and economies.

Economic and monetary union (EMU) in Europe began to be implemented on January 1, 1999, when 11 European countries adopted a single currency--the euro. The conversion to the euro is being phased in over a three year period, during which time valuation, systems and other operational problems may occur in con-nection with the fund's investments quoted in the euro. For participating coun-tries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the of-ficial interest rate to maintain price stability within the euro zone. EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncer-tainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of the international markets.

Each Portfolio which is not an international oriented Portfolio (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its net assets in foreign securi-ties, including emerging market securities.

Municipal Obligations. Municipal Bond Investments invests primarily in munici-pal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classi-fications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private ac-tivity bonds which may be issued by or on behalf of public authorities to fi-nance various privately operated facilities and are not payable from the unre-stricted revenues of the issuer. As a result, the credit quality of private ac-tivity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial con-dition of an issuer of municipal obligations than about issuers of other pub-licly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio's ability to recover interest or principal in the event of a de-fault by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S.
government guaranteed securities; and pollution control bonds.

 Consulting Group Capital Markets Funds

                                 Credit Quality

 A Portfolio's rating criteria
 are applied at the time of pur-
 chase. If a security is subse-
 quently downgraded, the
 subadvisor may, but is not re-
 quired to, sell the security. If
 a security is rated differently
 by two or more rating organiza-
 tions, the subadvisor may use
 the higher rating to determine
 the security's rating category.

 Securities are considered in-
 vestment grade if they are:

 . rated in one of the top four
   long-term rating categories by
   a nationally recognized sta-
   tistical rating organization.

 . unrated securities that the
   subadvisor believes to be of
   comparable quality.

 Securities are considered below
 investment grade if they are
 rated below the top four long-
 term ratings or are of equiva-
 lent quality if unrated. Below
 investment grade securities,
 also known as "high yield secu-
 rities," (commonly known as
 "junk bonds") are subject to:

 . the increased risk of an is-
   suer's inability to meet prin-
   cipal and interest obliga-
   tions.

 . greater price volatility be-
   cause of a heightened sensi-
   tivity to changing interest
   rates.

 . less liquidity.


Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following pur-poses:

 . To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.

 . As a substitute for purchasing or selling securities.

 . To shorten or lengthen the effective maturity or duration of a Portfolio's fixed income investments.

 . To enhance a Portfolio's potential gain in non-hedging situations.

 . To increase a Portfolio's liquidity.

The Portfolios may use various types of derivative instruments, including op-tions on securities and securities indices, futures and options on futures (ex-cept Government Money Investments, Municipal Bond Investments and Balanced In-vestments) and, for those Portfolios that invest directly in foreign securi-ties, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce oppor-tunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on deriva-tives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other party to certain derivative con-tracts presents the same types of credit risk as issuers of fixed income secu-rities. Derivatives can also make a Portfolio's assets less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls. Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transac-tions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to re-purchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the in-terest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadvisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the set-tlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income In-vestments can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are con-sidered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value be-cause of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of de-fault or declining credit quality. In addition, adverse company specific

 Consulting Group Capital Markets Funds
events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative per-ception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to State Street Global Advisors, may enter into index swaps. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management tech-nique or to protect against any increase in the price of securities the Portfo-lio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illi-quidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios' investments in these assets are managed by SSB Citi Fund Management LLC.

Impact of high portfolio turnover. Each Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio's performance.

Order of Exemption. The Trust is subject to an Order of Exemption from the De-partment of Labor requiring the Portfolio to limit its investments in the secu-rities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance be-tween the Portfolio and other funds that fully replicate the S&P 500 Index.

Investment Policies. The Portfolios' non-fundamental investment policies gener-ally may be changed by the Board of Trustees without shareholder approval.

More information about investment styles. If a subadvisor follows a passive style, the subadvisor's principal objective is to mirror the return of a bench-mark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadvisor believes there is a high correlation be-tween changes in the value of the index and these securities. An active subadvisor seeks to outperform the index by selecting securities which the subadvisor believes will appreciate in value at a rate greater than the index. However, if the subadvisor is incorrect in its estimate of a security's perfor-mance, the Portfolio may underperform the index. A risk controlled subadvisor uses an active management style but employs investment criteria that are in-tended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sec-tors, or in the case of an international fund, country allocations, that the subadvisor believes will outperform the market rather than on individual stock selection. Consequently, these subadvisors place greater emphasis upon economic and market trends. A subadvisor using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. If a subadvisor or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an un-derlying value that is not currently reflected in the company's market price. The subadvisor anticipates that over time the market will reflect the under-lying value in the market price.

Potential Conversion. The High Yield Investments reserves the right, if ap-proved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having sub-stantially the same investment objective, policies and restrictions. At least
30 days' written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

 Consulting Group Capital Markets Funds

The Manager
The manager. The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi"), serves as the manager for the Portfolios. SSB Citi is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trad-ing--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the as-sets of the Portfolios. The Consulting Group was established to match the in-vestment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Con-sulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and invest-ment adviser selection services.

The Portfolios are part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolios and the following additional portfolios which are offered in a separate prospectus, a copy of which can be obtained from any Sal-omon Smith Barney Financial Consultant:

 . Multi-Strategy Market Neutral Investments

 . S&P 500 Index Investments



                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.


The subadvisors. The subadvisors are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio's investment ob-jectives and policies. The name and address of each subadvisor, and the name and background of each portfolio manager, is included in the section entitled "Investments, Risks and Performance".

The subadvisor selection process. Subject to the review and approval of the Portfolios' Trustees, the Consulting Group is responsible for selecting, super-vising and evaluating subadvisors who manage the Portfolios' assets. The Con-sulting Group may adjust the allocation of a Portfolio's assets among the subadvisors by up to 10%. Any adjustment affecting more than 10% of a Portfo-lio's assets can only be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Con-sulting Group is also responsible for communicating performance expectations and evaluations to the subadvisors and ultimately recommending to the Board of Trustees whether a subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Portfolios rely upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace ex-isting subadvisors without first obtaining shareholder approval.
The Trustees, including a majority of the "non-interested" Trustees, must ap-prove each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

 Consulting Group Capital Markets Funds

The subadvisors, portfolio managers and the percentage of Portfolio assets each subadvisor manages are described below.

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Large Capitalization Growth   Barclays Global Fund Advisors      20%     Barclays uses a team management
 Investments                  45 Fremont Street                          approach to manage indexed
                              San Francisco, CA 94105                    portfolios.
                              Provident Investment Counsel       80%     Harlan Thompson, CFA
                              300 North Lake Avenue                      Mr. Thompson is a senior
                              Pasadena, CA 91101                         vice president of Provident and
                                                                         has been responsible for the
                                                                         day-to-day management of the
                                                                         Portfolio since 1997. He has
                                                                         been with Provident for 7 years.

Large Capitalization Value    The Boston Company Asset           15%     Robert J. Eastman
 Equity Investments           Management L.L.C.                          Mr. Eastman has been
                              One Boston Place                           responsible for the day-to-day
                              Boston, MA 02108                           management of the Portfolio
                                                                         since 1996. He has been a vice
                                                                         president of the firm since
                                                                         1991.
                              Parametric Portfolio Associates    50%     David Stein
                              7310 Columbia Center                       Tom Seto
                              701 Fifth Avenue                           Mr. Stein has been primarily
                              Seattle, WA 98164                          responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1996. Mr. Stein, a
                                                                         managing director of
                                                                         Parametric, joined the firm in
                                                                         1997 and has had 12 years of
                                                                         investment experience. Mr. Seto
                                                                         is a portfolio manager and
                                                                         joined Parametric in 1998 and
                                                                         has 7 years of investment
                                                                         experience.
                              Barclays Global Fund Advisors      20%     Barclays uses a team management
                              45 Fremont Street                          approach to manage indexed
                              San Francisco, CA 94105                    portfolios.
                              Chartwell Investment Partners      15%     Bernard Schaffer
                              1235 Westlakes Drive, Suite 330            Mr. Schaffer has been primarily
                              Berwyn, PA 19312                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1999. He has been with
                                                                         Chartwell since 1997 and has
                                                                         had 28 years of investment
                                                                         experience.

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Small Capitalization Growth   Mellon Capital Management          40%     Mellon uses a team management
 Investments                  Corporation                                approach to manage indexed
                              595 Market Street, Suite 3000              portfolios.
                              San Francisco, CA 94105
                              Wall Street Associates             20%     William Jeffery, III
                              1200 Prospect Street, Suite 100            Kenneth McCain
                              La Jolla, CA 92037                         Messrs. Jeffery and McCain have
                                                                         been primarily responsible for
                                                                         the day-to-day management of
                                                                         the Portfolio since 1997.
                                                                         Messrs. Jeffery and McCain are
                                                                         founding partners of the firm
                                                                         and have over 25 years of
                                                                         investment experience.
                              Westpeak Investment Advisors,       20%    Gerald Scriver
                              L.P.                                       Mr. Scriver has been primarily
                              1011 Walnut Street, Suite 400              responsible for the day-to-day
                              Boulder, CO 80302                          management of the Portfolio
                                                                         since 1997. He has been
                                                                         president, chief investment
                                                                         officer and chief executive
                                                                         officer of the firm since its
                                                                         inception in 1991.
                              Kern Capital Management LLC 114     20%    David G. Kern
                              West 47th Street, Suite 1926               Mr. Kern has been primarily
                              New York, NY 10036                         responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1999. He has been with
                                                                         Kern since 1997 and has had 12
                                                                         years of investment experience.
Small Capitalization Value    Mellon Capital Management          50%     Mellon uses a team management
 Equity Investments           Corporation                                approach to manage indexed
                              595 Market Street, Suite 3000              portfolios.
                              San Francisco, CA 94105
                              NFJ Investment Group               35%     Benno Fischer
                              2121 San Jacinto Street,                   Paul Magnuson
                              Suite 1840                                 Messrs. Fischer and Magnuson
                              Dallas, TX 75201                           have been responsible for the
                                                                         day-to-day management of the
                                                                         Portfolio since 1993. Mr.
                                                                         Fischer is a managing director
                                                                         and has been with NFJ since
                                                                         1989. Mr. Magnuson is a
                                                                         portfolio manager and has been
                                                                         with NFJ since 1992.

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Small Capitalization Value    David L. Babson & Co., Inc.        15%     Dennis J. Scannel
 Equity Investments--         One Memorial Drive                         Mr. Scannel has been primarily
 (Continued)                  Cambridge, MA 02142                        responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1998. Mr. Scannel joined
                                                                         Babson in 1993. Prior to
                                                                         joining Babson he was a
                                                                         management consultant at
                                                                         Greenwich Associates.
International Equity          State Street Global Advisors        40%    State Street utilizes a team
 Investments                  Two International Place                    management approach.
                              Boston, MA 02110
                              Oechsle International Advisors,     30%    Walter Oechsle
                              LLC                                        Kathleen Harris
                              One International Place                    Mr. Oechsle has been primarily
                              Boston, MA 02110                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1991. He has been a
                                                                         managing general partner of
                                                                         Oechsle since 1986. Ms. Harris
                                                                         has shared management
                                                                         responsibility since 1997. She
                                                                         has been with Oechsle since
                                                                         1997. Previously, Ms. Harris
                                                                         was portfolio manager and
                                                                         investment director for the
                                                                         State of Wisconsin Investment
                                                                         Board, where she managed the
                                                                         fund's international equity
                                                                         assets. Prior to that time, she
                                                                         was a fund manager and equity
                                                                         analyst for the Northern Trust
                                                                         Company.
                              Marvin & Palmer Associates,         30%    Marvin & Palmer uses a team
                              Inc. 1201 N. Market Street,                management approach.
                              Suite 2300 Wilmington, DE 19801
Emerging Markets Equity       State Street Global Advisors        30%    State Street uses a team
 Investments                  Two International Place                    management approach.
                              Boston, MA 02110
                              AIB Govett, Inc.                    40%    AIB Govett utilizes a team
                              250 Montgomery Street                      management approach.
                              San Francisco, CA 94104
                              Baring Asset Management, Inc.       30%    Baring utilizes a team
                              125 High Street                            management approach.
                              Boston, MA 02110

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Balanced Investments          Laurel Capital Advisors, LLP       60%     Bert Mullins
                              One Mellon Bank Center,                    Mr. Mullins is a senior vice
                              Suite 151-3925                             president and has been with the
                              Pittsburgh, PA 15258                       firm for 8 years and has had 33
                                                                         years of investment experience.
                                                                         He has been primarily
                                   responsible for the day-to-day
          management of the Portfolio  since January 1999.
                              Seix Investment Advisors           40%     Christina Seix
                              300 Tice Boulevard                         Ms. Seix is Chairman and Chief
                              Woodcliff Lake, NJ 07675                   Investment Officer of the firm.
                                                                         She has been with the firm for
                                                                         7 years and has had 26 years of
                                                                         investment experience. Ms. Seix
                                                                         has been primarily responsible
                                                                         for the day-to-day management
                                                                         of the portfolio since January 1999.

Intermediate Fixed Income     Standish Ayer & Wood, Inc.        50%    Richard Doll
 Investments                  One Financial Center                       Mr. Doll has been primarily
                              Boston, MA 02111                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since its inception in 1991. He
                                                                         has been a Vice President of
                                                                         Standish since 1984 and a
                                                                         director since 1987.
                              Pacific Investment Management       50%    William C. Powers
                              Company                                    Mr. Powers is a Managing
                              840 Newport Center Drive,                  Director at Pacific Investment
Management Company and has been
                              Suite 300                                  with the firm for nine years.
                              Newport Beach, CA 92660                    He has had 16 years of
                                                                         investment experience.
Long-Term Bond Investments    Western Asset Management           100%    Western utilizes a team
                              Company                                    management approach.
                              117 East Colorado Boulevard
                              Pasadena, CA 91105
Mortgage Backed Investments   Utendahl Capital Management CFI    100%    Utendahl utilizes a team
                              201 East Pine Street,                      management approach.
                              Suite 600
                              Orlando, FL 32801
High Yield Investments        Alliance Capital Management        100%    Nelson R. Jantzen
                              L.P. 1345 Avenue of the                    Sheryl A. Rothman
                              Americas                                   Mr. Jantzen is a senior vice
                              New York, NY 10105                         president and co-head of the
                                                                         High Yield Group and has had 25
                                                                         years of investment experience.
                                                                         Ms. Rothman is a senior vice
                                                                         president and portfolio manager
                                                                         and has 15 years of investment
                                                                         experience.

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Multi-Sector Fixed Income     Standish Ayer & Wood, Inc.          50%    Richard Doll
 Investments                  One Financial Center                       Mr. Doll has been primarily
                              Boston, MA 02111                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since its inception in 1999. He
                                                                         has been a Vice President of
                                                                         Standish since 1984 and a
                                                                         director since 1987.
                              Western Asset Management            20%    Western utilizes a team
                              Company                                    management approach.
                              117 East Colorado Boulevard
                              Pasadena, CA 91105
                              Utendahl Capital Management CFI     20%    Utendahl utilizes a team
                              201 East Pine Street, Suite 600            management approach.
                              Orlando, FL 32801
                              Alliance Capital Management         10%    Nelson R. Jantzen
                              L.P. 1345 Avenue of the                    Sheryl A. Rothman
                              Americas                                   Mr. Jantzen is a senior vice
                              New York, NY 10105                         president and co-head of the
                                                                         High Yield Group and has had 25
                                                                         years of investment experience.
                                                                         Ms. Rothman is a senior vice
                                                                         president and portfolio manager
                                                                         and has 15 years of investment
                                                                         experience.
International Fixed Income    Julius Baer Investment             100%    Edward Dove
 Investments                  Management Inc.                            Mr. Dove has been primarily
                              330 Madison Avenue                         responsible for the day-to-day
                              New York, NY 10017                         management of the Portfolio
                                                                         since 1992. He is a Director of
                                                                         Fixed Income and Portfolio
                                                                         Manager at Julius Baer and has
                                                                         had 18 years of investment
                                                                         experience.
Municipal Bond Investments    Smith Affiliated Capital           100%    Smith utilizes a team
                              Corporation                                management approach.
                              880 Third Avenue
                              New York, NY 10022
Government Money Investments  Standish Ayer & Wood, Inc.         100%    Jennifer Pline
                              One Financial Center                       Ms. Pline has been primarily
                              Boston, MA 02111                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since its inception in 1991.
                                                                         Ms. Pline is a Vice President
                                                                         and joined Standish in 1987.

 Consulting Group Capital Markets Funds

Management Fees. The Consulting
Group receives fees from each         daily net assets for administra-
Portfolio for its services. In        tion services. The Consulting
turn, the Consulting Group pays       Group and SSB Citi may voluntar-
the subadvisors a portion of          ily waive a portion or all of
this fee for their services. In       their respective fees otherwise
addition, each Portfolio pays SSB     payable to them. The chart below
Citi a fee at an annual rate of       shows the management fees paid by
0.20% of its average                  each Portfolio.

					Actual Management
					Fee Paid
					During
					Most Recent
Management  	Fiscal
Portfolio      Fee        	Year
------------------------------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Investments                                       0.60%      0.38%
Large Capitalization Value Equity Investments                                 0.60%      0.46%
Small Capitalization Growth Investments                                       0.80%      0.60%
Small Capitalization Value Equity Investments                                 0.80%      0.61%
International Equity Investments                                              0.70%      0.48%
Emerging Markets Equity Investments                                           0.90%      0.90%
Balanced Investments                                                          0.60%      0.59%
Intermediate Fixed Income Investments                                         0.40%      0.33%
Long-Term Bond Investments                                                    0.40%      0.40%
Mortgage Backed Investments                                                   0.50%      0.39%
High Yield Investments                                                        0.70%      0.70%
Multi-Sector Fixed Income Investments                                         0.65%        N/A
International Fixed Income Investments                                        0.50%      0.50%
Municipal Bond Investments                                                    0.40%      0.40%
Government Money Investments                                                  0.15%      0.12%

Possible Conflict of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset alloca-tion recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.
Year 2000 Issue. Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on a Portfolio. The cost of addressing the Year 2000 issue, if substantial, could adversely effect companies and governments that issue secu-rities held by a Portfolio. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The Portfolios have been informed by other service providers that they are taking similar measures. Although the Portfolios do not expect the Year 2000 issue to adversely affect them, the Portfolios cannot guarantee that the efforts of the Portfolios, which are lim-ited to requesting and receiving reports from service providers, or the efforts of service providers to correct the problem, will be successful.

Asset Allocation Programs
Shares of the Trust's Portfolios are available to participants in advisory pro-grams or asset based fee programs sponsored by Salomon Smith Barney Inc., in-cluding the TRAK(R) Personalized Investment Advisory Service, or other quali-fied investment advisors approved by the Consulting Group. The advisory serv-ices provide investors with asset allocation recommendations, which are imple-mented through the Portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the Portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 Consulting Group Capital Markets Funds

Investment and Account Information
Account Transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a partic-ipant in an advisory program or asset based fee program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisers not affil-iated with Salomon Smith Barney. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Bar-ney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of a Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolios and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the Portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All re-demption requests accepted by Salomon Smith Barney or an introducing broker be-fore 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect a Portfo-lio's performance, hurting the Portfolio's other shareholders. If the Consult-ing Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before suspending his or her exchange privilege. During the 15-day period the shareholder will be re-

 Consulting Group Capital Markets Funds
quired either to redeem his or her shares in the Portfolio or establish an al-location which the shareholder expects to maintain for a significant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Port-folio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

A Portfolio generally values its fund securities based on market prices or quo-tations. A Portfolio's currency conversions, if any, are done when the London stock exchange closes. When market prices are not available, or when the Con-sulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or currency exchanges close, a Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfolios' Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quota-tions to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or sold.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net in-vestment income and realized capital gains, if any, for each taxable year. Gov-ernment Money Investments declares dividends, if any, from net investment in-come daily and pays dividends monthly. Shareholders in Government Money Invest-ments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios and Balanced Investments declare and pay dividends, if any, from net investment income monthly. The eq-uity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net cap-ital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capi-tal gains. Balanced Investments expects distributions to be from both capital gains and income. The fixed income oriented Portfolios expect distributions to be primarily from income.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss (except no
                                                          gain or loss for
                                                          Government Money
                                                          Investments); long-
                                                          term only if shares
                                                          owned more than one
                                                          year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income (for
 investment income                                        all Portfolios
                                                          except Municipal
                                                          Bond Investments)
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may ac-tually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-inter-est" dividends that shareholders may exclude from their gross incomes for fed-eral income tax purposes if the Portfolio satisfies certain asset percentage requirements.

 Consulting Group Capital Markets Funds

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of a Portfolio's distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your in-vestment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 2000, adjusted gross income in excess of $128,950 ($64,475 for married individuals filing separately).

 Consulting Group Capital Markets Funds

Financial Highlights

The financial highlights tables are intended to help you understand the perfor-mance of each portfolio for the past five years. The information in the follow-ing tables was audited by KPMG LLP, independent accountants, whose report, along with each portfolio's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all divi-dends and distributions. No information is presented for Multi-Sector
Fixed Income Investments because none of its shares were outstanding for the periods shown.

                  For a share of beneficial interest
                  outstanding throughout each year ended August
                  31:

                  Large Capitalization Growth Investments
                  -------------------------------------------------------------

                                             1999   1998   1997   1996    1995
                  ------------------------------------------------------------
               Net Asset Value, Beginning
               of Year                     $17.30 $17.27 $13.10 $12.13 $10.00
                  ------------------------------------------------------------
               Income From Operations:
                Net investment income(2)     0.01   0.04   0.07   0.07   0.09
                Net realized and
                unrealized gain              7.87   1.31   4.72   1.46   2.13
                  ------------------------------------------------------------
               Total Income From
               Operations                    7.88   1.35   4.79   1.53   2.22
                  ------------------------------------------------------------
               Less Distributions From:
                Net investment income      (0.01) (0.08) (0.08) (0.06) (0.08)
                Net realized gains         (0.82) (1.24) (0.54) (0.50) (0.01)
                  ------------------------------------------------------------
               Total Distributions         (0.83) (1.32) (0.62) (0.56) (0.09)
                  ------------------------------------------------------------
               Net Asset Value, End of
               Year                        $24.35 $17.30 $17.27 $13.10 $12.13
                  ------------------------------------------------------------
               Total Return                46.29%  7.81% 37.47% 12.89% 22.30%
                  ------------------------------------------------------------
               Net Assets, End of Year
               (millions)                  $2,326 $1,793 $1,845 $1,205   $782
                  ------------------------------------------------------------
               Ratios to Average Net
               Assets:
                Expenses(2)                 0.68%  0.76%  0.69%  0.83%  0.88%
                Net investment income        0.06   0.16   0.50   0.63   0.98
                  ------------------------------------------------------------
               Portfolio Turnover Rate        34%    39%    65%    40%    38%
                  ------------------------------------------------------------

                  Large Capitalization Value Equity Investments
                  ------------------------------------------------------------
                                             1999   1998   1997   1996 1995(1)
                  ------------------------------------------------------------
               Net Asset Value, Beginning
               of Year                     $12.28 $14.91 $11.55 $10.42  $9.39
                  ------------------------------------------------------------
               Income From Operations:
                Net investment income(2)     0.17   0.16   0.23   0.26   0.27
                Net realized and
                unrealized gain              2.94   0.08   4.09   1.25   1.16
                  ------------------------------------------------------------
               Total Income From
               Operations                    3.11   0.24   4.32   1.51   1.43
                  ------------------------------------------------------------
               Less Distributions From:
                Net investment income      (0.18) (0.11) (0.34) (0.24) (0.24)
                Net realized gains         (1.68) (2.76) (0.62) (0.14) (0.16)
                  ------------------------------------------------------------
               Total Distributions         (1.86) (2.87) (0.96) (0.38) (0.40)
                  ------------------------------------------------------------
               Net Asset Value, End of
               Year                        $13.53 $12.28 $14.91 $11.55 $10.42
                  ------------------------------------------------------------
               Total Return                26.36%  0.03% 38.98% 14.75% 16.14%
                  ------------------------------------------------------------
               Net Assets, End of Year
               (millions)                  $1,946 $1,712 $1,935 $1,512 $1,070
                  ------------------------------------------------------------
               Ratios to Average Net
               Assets:
                Expenses(2)                 0.75%  0.80%  0.78%  0.80%  0.83%
                Net investment income        1.10   1.18   1.70   2.31   2.93
                  ------------------------------------------------------------
               Portfolio Turnover Rate        54%    57%    70%    24%    21%
                  ------------------------------------------------------------

                  (1) Per share amounts have been calculated using the monthly average shares method.

                  (2) Expense ratios and the per share decreases in net
                      investment income before fee waivers and/or expense reimbursements were as follows:

                                                            Expense Ratios
                                             Net Investment    Without
                                               Income Per   Waivers and/or
                                             Share Decrease Reimbursements
                Portfolio                         1995           1995
                    ------------------------------------------------------
                Large Capitalization Growth
                 Investments                     $0.00*         0.98%
                Large Capitalization Value
                 Equity Investments                0.01          0.93

                  * Amount represents less than $0.01 per share.

                                         Consulting Group Capital Markets Funds

Small Capitalization Growth Investments
--------------------------------------------------------------------------------

                                           1999     1998   1997   1996 1995(1)
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $12.83   $18.29 $17.79 $17.19  $12.50
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss(2)                  (0.07)   (0.07) (0.06) (0.08)  (0.05)
 Net realized and unrealized gain (loss)   5.68   (4.23)   2.87   3.36    4.81
------------------------------------------------------------------------------
Total Income (Loss) From Operations        5.61   (4.30)   2.81   3.28    4.76
------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                      (0.51)   (1.16) (2.31) (2.68)  (0.07)
------------------------------------------------------------------------------
Total Distributions                      (0.51)   (1.16) (2.31) (2.68)  (0.07)
------------------------------------------------------------------------------
Net Asset Value, End of Year             $17.93   $12.83 $18.29 $17.79  $17.19
------------------------------------------------------------------------------
Total Return                             44.32% (25.10)% 17.53% 21.33%  38.25%
------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $1,109     $859   $777   $494    $315
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                              0.93%    1.01%  0.90%  1.00%   1.14%
 Net investment loss                     (0.39)   (0.43) (0.39) (0.49)  (0.35)
------------------------------------------------------------------------------
Portfolio Turnover Rate                    108%      91%    81%    83%    174%
------------------------------------------------------------------------------
Small Capitalization Value Equity Investments
------------------------------------------------------------------------------

                                           1999  1998(1)   1997   1996    1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $11.11   $14.45 $11.11 $10.01  $ 9.03
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)                  0.19     0.17   0.19   0.16    0.15
 Net realized and unrealized gain (loss)   1.28   (1.66)   4.22   1.08    0.95
------------------------------------------------------------------------------
Total Income (Loss) From Operations        1.47   (1.49)   4.41   1.24    1.10
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.20)   (0.13) (0.19) (0.14)  (0.12)
 Net realized gains                      (1.82)   (1.72) (0.88)     -- (0.00)*
------------------------------------------------------------------------------
Total Distributions                      (2.02)   (1.85) (1.07) (0.14)  (0.12)
------------------------------------------------------------------------------
Net Asset Value, End of Year             $10.56   $11.11 $14.45 $11.11  $10.01
------------------------------------------------------------------------------
Total Return                             13.61% (12.84)% 42.40% 12.48%  12.50%
------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $744     $740   $622   $479    $340
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                              0.96%    0.94%  0.90%  0.95%   1.11%
 Net investment income                     1.70     1.45   1.62   1.52    1.54
------------------------------------------------------------------------------
Portfolio Turnover Rate                     53%      59%    53%    39%    115%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:



                                                                Expense Ratios
                                                 Net Investment    Without
                                                   Income Per   Waivers and/or
                                                 Share Decrease Reimbursements
  Portfolio                                           1995           1995
 -----------------------------------------------------------------------------
  Small Capitalization Growth Investments            $0.00*         1.16%
  Small Capitalization Value Equity Investments       0.00*          1.13

* Amount represents less than $0.01 per share.

 Consulting Group Capital Market Funds

International Equity Investments
--------------------------------------------------------------------------------

                                           1999   1998   1997   1996    1995
----------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $10.69 $10.63 $10.49 $10.50  $10.86
----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.09   0.14   0.09     --    0.05
 Net realized and unrealized gain (loss)   2.39   0.21   0.87   0.44  (0.09)
----------------------------------------------------------------------------
Total Income (Loss) From Operations        2.48   0.35   0.96   0.44  (0.04)
----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.15) (0.17) (0.12) (0.17)      --
 Net realized gains                      (0.59) (0.12) (0.70) (0.28)  (0.32)
----------------------------------------------------------------------------
Total Distributions                      (0.74) (0.29) (0.82) (0.45)  (0.32)
----------------------------------------------------------------------------
Net Asset Value, End of Year             $12.43 $10.69 $10.63 $10.49  $10.50
----------------------------------------------------------------------------
Total Return                             24.06%  3.53%  9.53%  4.23% (0.18)%
----------------------------------------------------------------------------
Net Assets, End of Year (millions)       $1,385 $1,331 $1,136   $844    $663
----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                              0.82%  0.90%  0.97%  1.00%   1.19%
 Net investment income (loss)              0.90   1.23   0.70 (0.12)    0.43
----------------------------------------------------------------------------
Portfolio Turnover Rate                     45%    45%    32%    50%     28%
----------------------------------------------------------------------------

(1) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Equity Investments would be 1.00%; prior year numbers have not been restated to reflect these numbers.

 Consulting Group Capital Markets Funds

Emerging Markets Equity Investments
--------------------------------------------------------------------------------

                                     1999(1)     1998     1997    1996  1995(1)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year     $4.37    $9.31    $8.50   $7.85    $9.49
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)               0.05     0.06     0.04    0.03     0.01
 Net realized and unrealized gain
  (loss)                                2.36   (4.44)     0.79    0.62   (1.45)
-------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                             2.41   (4.38)     0.83    0.65   (1.44)
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                (0.04)   (0.10)   (0.01)      --       --
 Net realized gains                       --   (0.46)   (0.01)      --   (0.20)
-------------------------------------------------------------------------------
Total Distributions                   (0.04)   (0.56)   (0.02)      --   (0.20)
-------------------------------------------------------------------------------
Net Asset Value, End of Year           $6.74    $4.37    $9.31   $8.50    $7.85
-------------------------------------------------------------------------------
Total Return                          55.37% (49.49)%    9.88%   8.28% (15.13)%
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $317,626 $230,526 $226,280 $97,489 $ 59,333
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)(3)                        1.72%    1.69%    1.60%   1.84%    1.75%
 Net investment income                  0.84     0.80     0.39    0.26     0.15
-------------------------------------------------------------------------------
Portfolio Turnover Rate                 135%     139%     105%    106%      89%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                       Expense Ratios
                                       Net Investment      Without
                                         Income Per    Waivers and/or
                                       Share Decrease  Reimbursements
  Portfolio                               1996    1995  1996  1995
 ---------------------------------------------------------------------
  Emerging Markets Equity Investments  $  0.01 $  0.02 1.97% 1.96%

(3) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Emerging Markets Equity Investments would be 1.80%; prior year numbers have not been restated to reflect these numbers.

 Consulting Group Capital Markets Funds

Balanced Investments
--------------------------------------------------------------------------------

                                      1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                               $10.87   $12.01   $10.00    $9.37    $8.63
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(1)             0.25     0.26     0.27     0.29     0.26
 Net realized and unrealized gain
  (loss)                              1.74   (0.53)     2.27     0.95     0.81
------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           1.99   (0.27)     2.54     1.24     1.07
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.29)   (0.30)   (0.27)   (0.28)   (0.29)
 Net realized gains                 (1.16)   (0.57)   (0.26)   (0.33)   (0.04)
------------------------------------------------------------------------------
Total Distributions                 (1.45)   (0.87)   (0.53)   (0.61)   (0.33)
------------------------------------------------------------------------------
Net Asset Value, End of Year        $11.41   $10.87   $12.01   $10.00    $9.37
------------------------------------------------------------------------------
Total Return                        18.78%  (2.85)%   26.05%   13.60%   12.76%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $74,866  $68,470  $89,789  $50,281  $30,268
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         0.85%    1.00%    1.00%    1.00%    1.00%
 Net investment income                1.77     1.92     2.49     2.85     3.28
------------------------------------------------------------------------------
Portfolio Turnover Rate               332%      57%      67%      47%      47%
------------------------------------------------------------------------------
Intermediate Fixed Income Investments
------------------------------------------------------------------------------

                                      1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $8.19    $8.06    $7.92    $8.10    $7.92
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                0.44     0.48     0.50     0.50     0.50
 Net realized and unrealized gain
 (loss)                             (0.35)     0.15     0.14   (0.17)     0.16
------------------------------------------------------------------------------
Total Income From Operations          0.09     0.63     0.64     0.33     0.66
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.45)   (0.50)   (0.50)   (0.51)   (0.48)
------------------------------------------------------------------------------
Total Distributions                 (0.45)   (0.50)   (0.50)   (0.51)   (0.48)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.83    $8.19    $8.06    $7.92    $8.10
------------------------------------------------------------------------------
Total Return                         1.07%    8.00%    8.23%    4.08%    8.70%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $594,666 $574,998 $384,094 $296,053 $246,323
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                            0.61%    0.73%    0.73%    0.73%    0.80%
 Net investment income                4.53     5.95     6.19     5.78     6.40
------------------------------------------------------------------------------
Portfolio Turnover Rate               207%      63%     118%      98%      98%
------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                           Net Investment Income     Expense Ratios Without Waivers
                             Per Share Decrease           and/or Reimbursements
  Portfolio             1999 1998  1997  1996  1995  1999   1998    1997   1996     1995
 -----------------------------------------------------------------------------------------
  Balanced Investments  N/A  N/A  $0.00* $0.03 $0.06   N/A    N/A    1.02%   1.26%   1.75%

* Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

Long-Term Bond Investments
--------------------------------------------------------------------------------

                                      1999      1998     1997     1996     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $9.05     $8.26    $7.87    $8.23    $7.86
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)             0.49      0.52     0.53     0.51     0.45
 Net realized and unrealized gain
  (loss)                             (1.00)     0.78     0.46   (0.41)     0.36
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                          (0.51)      1.30     0.99     0.10     0.81
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.50)    (0.51)   (0.59)   (0.46)   (0.44)
 Net realized gains                 (0.34)        --       --       --       --
 Capital                                --        --   (0.01)       --       --
-------------------------------------------------------------------------------
Total Distributions                 (0.84)    (0.51)   (0.60)   (0.46)   (0.44)
-------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.70     $9.05    $8.26    $7.87    $8.23
-------------------------------------------------------------------------------
Total Return                       (6.19)%    16.22%   12.93%    1.11%   10.71%
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $115,355  $157,612 $183,051 $155,910 $137,545
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                         0.80%     0.82%    0.78%    0.80%    0.80%
 Net investment income                5.81      5.96     6.54     6.18     5.80
-------------------------------------------------------------------------------
Portfolio Turnover Rate                30%       63%      34%     125%      62%
-------------------------------------------------------------------------------
Mortgage Backed Investments
-------------------------------------------------------------------------------

                                      1999      1998     1997  1996(1)     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                                $8.13     $7.96    $7.74    $7.91    $7.69
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)             0.45      0.46     0.48     0.48     0.51
 Net realized and unrealized gain
  (loss)                            (0.34)      0.19     0.25   (0.14)     0.22
-------------------------------------------------------------------------------
Total Income From Operations          0.11      0.65     0.73     0.34     0.73
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.45)    (0.48)   (0.51)   (0.48)   (0.49)
 Net realized gains                 (0.05)        --       --       --       --
 Capital                            (0.01)        --       --   (0.03)   (0.02)
-------------------------------------------------------------------------------
Total Distributions                 (0.51)    (0.48)   (0.51)   (0.51)   (0.51)
-------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.73     $8.13    $7.96    $7.74    $7.91
-------------------------------------------------------------------------------
Total Return                         1.30%     8.37%    9.69%    4.37%    9.96%
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $131,039  $156,043 $136,586 $120,945 $104,789
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                         0.80%     0.80%    0.80%    0.80%    0.80%
 Net investment income                5.67      5.69     6.08     6.09     6.85
-------------------------------------------------------------------------------
Portfolio Turnover Rate                87%      214%      94%      23%      30%
-------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.

(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                       Net Investment Income       Expense Ratios Without Waivers
                        Per Share Decrease             and/or Reimbursements
  Portfolio        1999  1998  1997  1996  1995   1999   1998   1997   1996   1995
 ----------------------------------------------------------------------------------
  Long-Term Bond
   Investments       N/A   N/A   N/A   N/A $0.01    N/A    N/A    N/A    N/A  0.93%
  Mortgage Backed
   Investments     $0.01 $0.01 $0.01 $0.01  0.02  0.91%  0.93%  0.93%  0.94%   1.09

 Consulting Group Capital Markets Funds

High Yield Investments
--------------------------------------------------------------------------------

                           1999(2)   1998(3)
--------------------------------------------------------
Net Asset Value,
 Beginning of Year           $7.89     $8.00
--------------------------------------------------------
Income (Loss) From
 Operations:
 Net investment income(1)     0.83      0.05
 Net realized and
  unrealized loss           (0.54)    (0.16)
--------------------------------------------------------
Total Income (Loss) From
 Operations                   0.29    (0.11)
--------------------------------------------------------
Less Distributions From:
 Net investment income      (0.83)
 Net realized gains         (0.02)        --
--------------------------------------------------------
Total Distributions         (0.85)        --
--------------------------------------------------------
Net Asset Value, End of
 Year                        $7.33     $7.89
--------------------------------------------------------
Total Return                 3.67% (1.38)%++
--------------------------------------------------------
Net Assets, End of Year
 (000s)                   $155,057   $76,557
--------------------------------------------------------
Ratios to Average Net
 Assets:
 Expenses(1)                 1.19%    1.20%+
 Net investment income       10.62     7.37+
--------------------------------------------------------
Portfolio Turnover Rate       122%       13%
--------------------------------------------------------

(1)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                           Net Investment Income     Expense Ratios Without Waivers
                             Per Share Decrease            and Reimbursements
  Portfolio               1999 1998                   1999 1998
 ------------------------------------------------------------------------------
  High Yield Investments  N/A  0.01                    N/A    2.42+

(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 Consulting Group Capital Markets Funds

International Fixed Income Investments
--------------------------------------------------------------------------------

                                   1999(1)     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                                $8.34    $8.21    $9.11    $9.01    $8.17
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)             0.42     0.51     0.51     0.55     0.56
 Net realized and unrealized gain
  (loss)                            (0.24)     0.31   (0.62)     0.49     0.84
------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           0.18     0.82   (0.11)     1.04     1.40
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.42)   (0.27)   (0.55)   (0.94)   (0.56)
 Net realized gains                     --   (0.34)   (0.24)       --       --
 Capital                           (0.00)*   (0.08)       --       --       --
------------------------------------------------------------------------------
Total Distributions                 (0.42)   (0.69)   (0.79)   (0.94)   (0.56)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $8.10    $8.34    $8.21    $9.11    $9.01
------------------------------------------------------------------------------
Total Return                         2.30%   10.45%  (1.52)%   12.05%   17.66%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $236,254 $192,068 $125,610 $129,410 $105,884
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)(3)                      0.94%    0.97%    0.99%    1.02%    0.95%
 Net investment income                4.85     5.39     5.87     6.34     6.50
------------------------------------------------------------------------------
Portfolio Turnover Rate               204%     211%     251%     211%     307%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the year ended August 31, 1995, expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements would have been 1.18% and $0.02, respectively.
(3) During the years ended August 31, 1997 and August 31, 1996, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97% and 0.97%, respectively; prior year numbers have not been restated to reflect these numbers.
 * Amount represents less than $0.00 per share.

 Consulting Group Capital Markets Funds

Municipal Bond Investments
--------------------------------------------------------------------------------

                                      1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $8.92    $8.62    $8.26    $8.27    $8.06
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(1)             0.35     0.36     0.38     0.38     0.40
 Net realized and unrealized gain
 (loss)                             (0.57)     0.32     0.34       --     0.21
------------------------------------------------------------------------------
Total Income (Loss) From
Operations                          (0.22)     0.68     0.72     0.38     0.61
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.35)   (0.38)   (0.36)   (0.39)   (0.40)
 In excess of net investment
 income                                 --  (0.00)*       --       --       --
 Net realized gains                 (0.13)       --       --       --  (0.00)*
------------------------------------------------------------------------------
Total Distributions                 (0.48)   (0.38)   (0.36)   (0.39)   (0.40)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $8.22    $8.92    $8.62    $8.26    $8.27
------------------------------------------------------------------------------
Total Return                       (2.60)%    8.09%    8.88%    4.62%    7.86%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $61,743  $72,511  $52,024  $46,485  $45,356
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         0.78%    0.80%    0.80%    0.80%    0.80%
 Net investment income                4.03     4.20     4.50     4.59     4.99
------------------------------------------------------------------------------
Portfolio Turnover Rate               142%     160%      31%      29%      49%
------------------------------------------------------------------------------
Government Money Investments
------------------------------------------------------------------------------

                                      1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                                $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------
 Net investment income(1)             0.04     0.05     0.05     0.05     0.05
 Dividends from net investment
  income                            (0.04)   (0.05)   (0.05)   (0.05)   (0.05)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------
Total Return                         4.53%    5.10%    4.98%    5.02%    5.24%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $303,160 $375,761 $388,713 $278,162 $241,590
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         0.60%    0.60%    0.60%    0.60%    0.60%
 Net investment income                4.46     4.99     4.91     4.93     5.14
------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                            Expense Ratios
                         Net Investment Income              Without Waivers
                           Per Share Decrease            and/or Reimbursements
  Portfolio          1999   1998   1997  1996  1995  1999  1998  1997  1996  1995
 ---------------------------------------------------------------------------------
  Municipal Bond
   Investments         N/A    N/A $0.00* $0.02 $0.02   N/A   N/A 0.83% 1.02% 1.04%
  Government Money
   Investments      $0.00* $0.00*   0.01  0.01  0.05 0.71% 0.66%  0.64  0.72  0.74

 * Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

                                   APPENDIX A

                               Investment Indices

Following are definitions of indices that are utilized in the Client's Recom-mendation and Review.

Lehman Brothers Government/Corporate Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Lehman Brothers Long Term Government/Corporate Bond Index
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Corporate Bond Index
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Balanced Funds Average
An average of the
reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Emerging Markets Funds Average
An average of
the reinvested performance of funds that invest at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.



Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Funds Average
An average of the reinvested performance of funds that invest its assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper International Income Funds Average
In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. It is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.


Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.




Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.



Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.



Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.




Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

                                   APPENDIX A

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.


90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $457 million in market capitalization. The average market capitalization for a company in this index is $3.42 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 1000 Value Index.

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing about 7.1% of the U.S. equity market capitalization. The average market capitalization for a company in this index is $155 million, with the largest being $457 million.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
Tracks the total return of 500 of the largest stocks (400 industrial, 40 utility, 20 transportation and 40 financial companies) in the United States, which represent about 78% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

Salomon Brothers Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

Wilshire Large Company Growth Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout companies, low price-to-book companies or low return on equity.

Wilshire Large Company Value Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

Wilshire Small Company Growth Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

Wilshire Small Company Value Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies that do not rank favorably on a relative basis due to their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemptions from the Depart-ment of Labor from certain provisions of the Employee Retirement Income Secu-rity Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.

--------------------------------------------------------------------------------
[Application Nos. D-9337 and D-9415]

Smith Barney Shearson (SBS), Located in New York, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson Lehman received cash and an
-------
 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

Notice to Interested Persons
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

General Information
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the

Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Written Comments and Hearing Requests
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is (a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

--------------------------------------------------------------------------------
[Prohibited Transaction Exemption 94-50; Application Nos. D-9337 and D-9415]

Smith Barney, Inc. (SBI) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the Federal Register (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978,
section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17,
1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.
 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments
 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the Federal Register, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.
 The Department has considered SBI's comment and has made the requested modification.
 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.
 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.
 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.
 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.
 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third
-------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

General Information
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for
-------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P

Federal Register: November 9, 1998 (Volume 63, Number 216)
Notices
Page 60391-60398
From the Federal Register Online via GPO Access [wais.access.gpo.gov]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration [Application No. D-10574]

Notice of Proposed Individual Exemption to Amend Prohibited Transaction Exemption (PTE) 94-50 Involving Salomon Smith, Barney Inc. (Salomon Smith Barney) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify PTE 94-50.
--------------------------------------------------------------------------------

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would amend PTE 94-50 (59 FR 32024, June 21, 1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney.
PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendments will be effective as of November 9, 1998.

DATES: Written comments and requests for a public hearing should be received by the Department on or before December 24, 1998.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210, Attention: Application No. D-10574. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for a self-employed individual (the Keogh Plan). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio (the Portfolio) under the TRAK Program for the investment of Plan assets.\/1/

 [Page 60392]
 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92-77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.
 As of December 31, 1997, the TRAK Program held assets that were in excess of $8.4 billion. Of those assets, approximately $1.7 billion were held in 540, 401(k) Plan accounts and approximately 57,100 employee benefit plan and IRA/Keogh-type accounts. At present, the Trust consists of 13 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.
 Salomon Smith Barney has informed the Department of certain changes, which are discussed below, to the facts underlying PTE 94-50. These modifications include
(1) corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department.
 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

proposed exemption is being issued solely by the Department.
 1. The Corporate Mergers. Salomon Smith Barney states that in November 1997, a subsidiary of the Travelers Group Inc. (the Travelers Group), the parent of Smith Barney, acquired all of the shares of Salomon Brothers, Inc. (Salomon). Subsequent to the acquisition, Salomon and Smith Barney were operated as separately-registered broker-dealers and as sister corporations with a common parent. On September 1, 1998, Salomon was merged with and into Smith Barney, with Smith Barney remaining as the surviving corporation. As a result of the merger, the corporate name of Smith Barney has been changed to "Salomon Smith Barney Inc."
 Salomon Smith Barney also states that in April 1998, the Travelers Group and Citicorp Inc. (Citicorp) announced a stock merger whereby Citicorp would be merged with and into a subsidiary of the Travelers Group. As a result of the merger, the Travelers Group would become a bank holding company and change its name to "Citigroup Inc." (Citigroup).
 Salomon Smith Barney represents that the purpose of the merger is to create more distribution channels for TRAK products. In this regard, registered broker-dealers associated with Citigroup will be permitted to market the TRAK Program under a different product name. However, Salomon Smith Barney explains that the terms and conditions of PTE 94-50 and this amendment will be complied with by the parties involved.
 The merger, which occurred on October 8, 1998, required that the affected parties obtain approval from the Federal Reserve Board under the Bank Holding Company Act (the BHC Act). Under the BHC Act, the Federal Reserve Board does not authorize bank holding companies, such as Citigroup, to be affiliated with companies that organize, sponsor, control or distribute United States open-end mutual funds. As a bank holding company, Citigroup is required to engage an independent party to provide certain distribution services in connection with the marketing of mutual fund shares) for all United States, publicly-traded mutual funds for which any subsidiary of the Travelers Group/Citigroup acts as a distributor. Salomon Smith Barney notes that although the Funds participating in the TRAK Program will be affected by this change, no Plan will be required to pay distribution fees to the independent distributors.
 On October 15, 1998, Salomon Smith Barney was merged with and into Pendex Real Estate Corp. (Pendex), a shell corporation domiciled in New York. Pendex, the survivor of the merger, was then renamed "Salomon Smith Barney Inc." Upon completion of this merger, Salomon Smith Barney became a New York corporation.
 2. Recordkeeping Reimbursement Offset Procedure. Salomon Smith Barney states that the Board of Trustees (the Board) of the Funds approved, but has not yet implemented, a recordkeeping reimbursement offset procedure under which a Plan participating in the TRAK Program would be permitted to reduce its investment fees and expenses. The reimbursement amount would be paid solely by the Funds as a means of being competitive with other mutual funds offering similar reimbursements to investors.
 In May 1998, the Board approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. (In other words, a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50). In addition, the Board resolved that after applying such reimbursement to recordkeeping expenses charged by recordkeepers of the Plans, any excess reimbursement amount would be applied to reduce other fees and expenses/2/ payable by participating Plans, including, but not limited to, the Plan-level investment advisory fee payable to the Consulting Group for asset allocation recommendations (the Outside Fee), after the appropriate offset has been applied (the Net Outside Fee)./3/ If implemented, Salomon Smith Barney explains that the Funds would pay the appropriate reimbursement amount directly to the recordkeeper of the Plan. The affected Plan would then be required to pay only the balance of the fee, which is generally charged on a quarterly basis, after the excess reimbursement amount has been deducted.
The Recordkeeping Reimbursement Offset Procedure would work as follows:
 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or

 [Page 60393]
$500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. In addition, Plan A pays the Consulting Group a total annual net investment advisory fee (i.e., the Net Outside Fee) of $8,500.
 At the end of each calendar quarter, Plan A's recordkeeper will determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3.125 (the annual amount of $12.50 divided by 4) or $937.50. That amount would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees...................................... $ 500.00
Quarterly Portion of Other Fees.......................................   300.00
                                                                       --------
Total Quarterly Recordkeeping Fees....................................   800.00
Credit for Reimbursement..............................................  (937.50)
Excess Reimbursement..................................................  (137.50)
                                                                       --------

 Because the reimbursement amount exceeds the recordkeeping fees due for the quarter, the Plan does not owe any recordkeeping fee for that period. Therefore, the recordkeeper will not bill the Plan.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (137.50)
                                                                      ---------
  Total..............................................................  1,987.50
                                                                      ---------

 The recordkeeper will advise the Consulting Group that it is entitled to bill the Plan for the $1,987.50 balance of its investment advisory fee (i.e., the Net Outside Fee).
 Upon participation in the TRAK Program, an Independent Plan Fiduciary selects a recordkeeper for the Plan, from a list of recordkeepers which maintain computer links to the Funds under the TRAK Program. Salomon Smith Barney states that of the 23 recordkeepers currently providing services to TRAK Program investors, only one, Smith Barney Plan Services, is an

-------
 /2/ In addition to annual recordkeeping fees (the Annual Fees) payable by a Plan participating in the TRAK Program, it is represented that a Plan might be required to pay recordkeeping fees associated with certain particular services (the Other Fees) such as initial plan set-up and conversion, preparation of annual filings, enrollment, special statement preparation and audit.
 /3/ Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan.

affiliate. Because the reimbursement rate and the timing of the offset of the excess reimbursement amount against fees will be the same regardless of the identity of the recordkeeper and the Independent Plan Fiduciary is responsible for the selection of this particular recordkeeper, Salomon Smith Barney believes its affiliation with Smith Barney Plan Services does not appear to present additional potential abuses under section 406(b)(1) or 406(b)(3) of the Act in its capacity as an investment adviser in recommending investment in the Funds to Independent Plan Fiduciaries.

 Salomon Smith Barney notes that the reasoning in the Frost National Bank Advisory Opinion (ERISA Advisory Opinion 97-15A, May 22, 1997) (the Frost Opinion), is relevant to this situation. Therefore, it has not requested administrative exemptive relief from the Department. Salomon Smith Barney explains that in the Frost Opinion, the bank offered a comprehensive program of administrative and investment services to Plan investors. Under this program, the Department opined that section 406(b)(1) and 406(b)(3) of the Act would not be violated if the bank received payments for services from mutual funds while recommending mutual fund investments to plans provided such payments were fully disclosed and then offset to reduce other plan expenses, with any excess payments made to the plans. Salomon Smith Barney further explains that in the Frost Opinion any benefit from payments made by the mutual funds benefitted the plans and not the bank.

 With respect to the TRAK Program, Salomon Smith Barney represents that the reimbursement rates adopted by the Funds will be fully disclosed to Independent Plan Fiduciaries and the offset of the excess reimbursement amount against a Plan's expenses will be accomplished in a manner to ensure that the Plans obtain the full benefit of the reimbursement to reduce their recordkeeping and other Plan expenses. Salomon Smith Barney submits that the reasoning in the Frost Opinion would apply equally to the proposed reimbursement of expenses under the TRAK Program. Therefore, Salomon Smith Barney does not believe any change in the scope of the exemption is necessary./4/

 3. The Automatic Reallocation Option. Salomon Smith Barney wishes to modify the TRAK Program to institute an automated reallocation feature whereby an Independent Plan Fiduciary could elect to have his or her current asset allocation adjusted automatically whenever the Consulting Group changes the recommended asset allocation model (the Allocation Model) followed by such Plan or participant./5/ Therefore, Salomon Smith Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.
 As noted above, General Condition II(f) of PTE 94-50 provides that any recommendation or evaluation by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such fiduciary. Accordingly, under the current exemption, whenever asset allocation advice is modified by the Consulting Group, Salomon Smith Barney states that its Financial Consultants are required to contact the Independent Plan Fiduciary of each Plan who has chosen the Allocation Model, and obtain such fiduciary's consent to modification of the asset allocation applied to the Plan's account.
 Salomon Smith Barney notes that many TRAK Program investors have expressly indicated that they expect reallocations to take place in the ordinary course of the provision of investment advisory services offered by the Consulting Group. However, these investors do not understand why they need to be contacted in each instance

 [Page 60394]
for this purpose. In addition, Salomon Smith Barney explains that the case-by-case contact and reallocation involves delay in implementing the change at the client's express direction, putting similarly-situated investors into the new Allocation Models at different times.
 To resolve these problems, Salomon Smith Barney proposes to offer TRAK Program investors an Automatic Reallocation Option. Because Salomon Smith Barney recognizes that the Automatic Reallocation Option is outside the scope of PTE 94-50, it requests a modification of the existing terms of PTE 94-50 to the extent necessary to allow it to offer this alternative to investors. If the exemptive relief is granted, Salomon Smith Barney represents that it will fully disclose the nature of the Automatic Reallocation Option to the Independent Plan Fiduciary of each existing client Plan in a written notice (the Announcement) and permit the fiduciary to elect the Automatic Reallocation Option by responding in writing. The Announcement will describe the intended operation of the Automatic Reallocation Option and how future changes to the Allocation Model selected on behalf of the Plan will be implemented. In order to implement the Automatic Reallocation Option for new TRAK Program investors, the Independent Plan Fiduciary will be required to check a box on the form of Investment Advisory contract with Salomon Smith Barney (or on a separate document designed for this purpose for those investors who have already executed such an agreement with Salomon Smith Barney). By checking the box, the Independent Plan Fiduciary will indicate its consent to and authorization of actions to be taken by Salomon Smith Barney to reallocate automatically the asset allocation in the Plan account whenever the Consulting Group modifies the particular asset allocation recommendation which the Plan or participant has chosen. Such election will continue in effect until revoked or terminated by the Plan, in writing.
 In operation, Salomon Smith Barney represents that the Automatic Reallocation Option will work as follows:
 (a) The Consulting Group will release a modified version of the Allocation Model for the Plan account based upon its amended recommendation.

-------
 /4/ In this proposed exemption, the Department expresses no opinion on whether the Frost Opinion is applicable to the recordkeeping reimbursement procedure described above. In this regard, the Department notes that, under the facts presented in the Frost Opinion, Frost would offset the fees received from the mutual funds on a dollar-for-dollar basis against the trustee fees that the plan was otherwise obligated to pay Frost.
-------
 /5/ Salomon Smith Barney notes that the Automatic Reallocation Option is to be distinguished from "rebalancing" which occurs after the passage of time from the original allocation decision and changes a participant's investment mix to bring the actual allocation among investment alternatives back in line with the participant's original allocation choices. For example, Salomon Smith Barney states that a Plan participant receives a written quarterly review that sets forth information concerning the participant's investments and includes a chart comparing the original asset allocation recommendation and the actual percentage distribution of investments held in the portfolio. Salomon Smith Barney explains that under the chart is the following legend:
 TRAK is a non-discretionary investment advisory service. All investment decisions rest with you, the participant. Therefore, you are strongly urged to adhere to the Consulting Group's asset allocation recommendations. Please call your Financial Consultant should a change in allocation be warranted due to a significant difference between the portfolio originally recommended by the Consulting Group and your allocation or due to a change in your objectives.
 Salomon Smith Barney further explains that the Financial Consultant is expected to contact participants at least annually to encourage a comparison of the holdings in the portfolio against the Consulting Group's original recommendation. Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 (b) On the day such modification is released, the Consulting Group will adjust the Plan account to fit the new Allocation Model and to reflect current market conditions./6/ Such adjustments will be effected through a series of purchases and redemptions of Portfolio shares to increase or decrease the relative investment in the various Portfolios by the Plan account.
 (c) The reallocation of the Plan account will be effected on the same business day as the release of the new Allocation Model by the Consulting Group, except to the extent market conditions and orderly purchase and redemption procedures may delay such processing. For purposes of calculating the percentage changes in its asset allocation recommendation underlying the Automatic Reallocation Option for a Plan investor's account, the Consulting Group will use the net asset values at the close of business on the preceding trading day. However, the execution of trades to give effect to the changed percentages will occur on the next trading day at the then-current net asset values.
 (d) Participants in the TRAK Program will receive trade confirmations of the reallocation transactions. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper./7/\ For example, if the recordkeeper notifies Section 404(c) Plan participants (i.e., Independent Plan Fiduciaries) in writing after each trade, such participants will be notified of reallocation transactions in this manner. If, however, the recordkeeper notifies Section 404(c) Plan participants of trading activity in a quarterly statement, the reallocation activity would be included there.
 In addition to the trade confirmations which Salomon Smith Barney will provide to all Plan investors except Section 404(c) Plans, disclosure of the reallocation transactions will appear in the next regular client statement. Such transactions will be reflected as a series of purchase and redemption transactions that will shift assets among the Portfolios in accordance with the Allocation Model as modified by the Consulting Group.
 (e) If, however, the reallocation to be made in response to the Consulting Group's recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will not automatically adjust a Plan account. Under such circumstances, Salomon Smith Barney will send out a written notice (the Notice) to the Independent Plan Fiduciary for each affected Plan, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date).
 (f) The Notice will be mailed with the presumption of delivery within three business days to permit timely notification and adequate response time for the Independent Plan Fiduciary. The Notice will instruct the fiduciary that he or she will need to do nothing if such fiduciary decides to have his or her Plan account automatically reallocated on the Effective Date. If, on the other hand, the Independent Plan Fiduciary does not wish to follow the Consulting Group's revised asset allocation recommendation, the Notice will instruct the Independent Plan Fiduciary to inform a Financial Consultant, in writing, at least 30 calendar days prior to the proposed Effective Date that the fiduciary wishes to "opt out" of the new Allocation Model.\/8/
 (g) If the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date.

 [Page 60395]
Under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option, will remain in effect for future changes in such participant's Allocation Model.
 (h) The Independent Plan Fiduciary will always have the ability to elect, terminate or reinstitute the Automatic Reallocation Option or to otherwise adjust an Allocation Model, in any way, by providing reasonably prompt notice to a Financial Consultant. Upon request by the Independent Plan Fiduciary, the Financial Consultant will send the appropriate form.
 Salomon Smith Barney states that it is not possible to predict the frequency of reallocations because these changes are dictated by the Consulting Group's analysis of market conditions. However, since November 1991, Salomon Smith Barney represents that asset allocation changes of the type that would trigger automatic reallocations have been instituted by the Consulting Group on ten occasions. Eight of these changes were of a magnitude of 10 percentage points or less. The other two changes were 15 percent changes and impacted only approximately one percent and 3 percent, respectively, of the total number of clients participating in the TRAK Program at the time.\/9/
 Salomon Smith Barney also states that the reallocation called for under the Automatic Reallocation Option will be effected by a dollar- for-dollar liquidation and purchase of the required amounts in the respective Plan accounts. Because of the billing of Plan accounts participating in the TRAK Program is leveled with respect to the compensation received by Salomon Smith Barney and by the Financial Consultant involved in an account, Salomon Smith Barney states that the implementation of the Automatic Reallocation Option will be revenue-neutral. In addition, Salomon Smith Barney represents that neither the Plan nor the participants will pay any additional fees for electing to use the Automatic Reallocation Option./10/


-------
 /6/ Salomon Smith Barney notes that there are 12 standard Allocation Models and that two similarly-situated Plan participants who receive the same recommendation from the Consulting Group will receive the same reallocation.
 /7/ Under these circumstances, Salomon Smith Barney will advise the recordkeeper of the proposed reallocation of the account of a Section 404(c) Plan participant as soon as the Consulting Group has determined that a change to an asset allocation recommendation is going to be made. The communication may initially be made orally because the recordkeeper must then promptly modify its system to effect the necessary changes to a participant's account on the effective date of the new recommendation. The oral communication is customarily followed by a full written description of the changes within two business days of the verbal update.
 As noted above, a Section 404(c) Plan participant who has elected the Automatic Reallocation Option would receive a trade confirmation from the recordkeeper of the resulting changes to the positions in his or her account, if that is the notification procedure agreed to for the Plan. Also as noted above, transactions occurring upon automatic reallocation and the underlying recommendation changes will be disclosed in the "Participant Quarterly Review."
-------
 /8/ The Notice will be mailed with the presumption of delivery within three business days so that the 30 day calendar period will not commence until the third business day following the mailing. In addition, the Effective Date of the Automatic Reallocation Option will occur no sooner than the business day following the thirtieth calendar day. To avoid any misunderstandings or miscalculations by the Independent Plan Fiduciary, Salomon Smith Barney represents that it will conspicuously state, in the Notice, the last date for its receipt of the Independent Plan Fiduciary's written response.
-------
 /9/ While there is no minimum percentage threshold that will trigger the Automatic Reallocation Option, other than the historical ranges specified above, Salomon Smith Barney notes that there may be future market circumstances that may justify an asset allocation adjustment of a lesser amount. Because the Consulting Group will only adjust asset allocation recommendations to reflect current market conditions, Salomon Smith Barney anticipates that triggers for the Automatic Reallocation Option will continue to be only market-related. As is currently the situation, Salomon Smith Barney represents that a Plan investor may, at any time and for any reason, contact a Financial Consultant to request a modification of an existing Allocation Model.
 /10/ General Condition II(c) of PTE 94-50 as well as this proposal states that no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust. Since the fees paid to Salomon Smith Barney are based upon net asset values of investments and not transactions, a change of investment allocations and the net purchases and redemptions used to effect such changes do not change the payable fees.

 Thus, on the basis of the foregoing, General Condition II(f) has been revised to read as follows:
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary, in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary Plan of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) The proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the

 [Page 60396]
Act and section 4975(c)(1)(F) of the Code;
 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (5) This proposed exemption, if granted, is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for self-employed individuals (the Keogh Plan)/11/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).
 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section

 [Page 60397]
404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.
 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

-------
/11/ The employee benefit plan, the IRA and the Keogh Plan are collectively referred to herein as the Plans.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./12/
 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.
 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations,
Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b)

 [Page 60398]
the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.
 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

-------
 /12/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:
 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.
 (b) An "affiliate" of Salomon Smith Barney includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
 (2) A participant in a Keogh Plan;
 (3) An individual covered under a self-directed IRA which invests in Trust shares;
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of June 21, 1994 with respect to the transactions described in Section I.A. and B.(1). With respect to Section I.B.(2) and Section II(f)(1)-(4) of the General Conditions, this proposed exemption will be effective November 9, 1998.
 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTEs 92-77 and PTE 94-50, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 4th day of November, 1998.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 98-29964 Filed 11-6-98; 8:45 am]

BILLING CODE 4510-29-P

Federal Register: April 5, 1999 (Volume 64, Number 64)
Notices
Page 16486-16493
From the Federal Register Online via GPO Access [wais.access.gpo.gov] [DOCID:fr05ap99-118]
--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 99-15; Exemption Application No. D-10574]

Grant of Individual Exemption To Amend Prohibited Transaction

Exemption (PTE) 94-50 Involving Salomon Smith Barney Inc.

Salomon Smith Barney Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Grant of individual exemption to modify PTE 94-50.

--------------------------------------------------------------------------------

SUMMARY: This document contains a final exemption before the Department of Labor (the Department) which would amend PTE 94-50 (59 FR 32024, June 21,
1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney. PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). These transactions are described in a notice of pendency that was published in the Federal Register on November 9, 1998 at 63 FR 60391.

EFFECTIVE DATE: This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund (the GIC Fund) that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.


FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On November 9, 1998, the Department published, at 63 FR 60391, a notice of proposed exemption in the Federal Register that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, or a retirement plan for a self-employed individual (collectively, the Plans). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and
(F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio under the TRAK Program for the investment of Plan assets.

 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (i.e., the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92- 77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.

 Salomon Smith Barney has informed the Department of certain changes to the facts underlying PTE 94-50. These modifications include (1) Corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department. The proposed exemption was requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.

 The proposed exemption gave interested persons an opportunity to comment on the notice of pendency and to request a public hearing. During the comment period, the Department received three written comments and no requests for a hearing in response to the notice. Two comments were submitted by Plan participants investing in the TRAK Program. The third comment, which is intended to clarify and

 [[Page 16487]]

modify the proposed exemption, was submitted by Salomon Smith Barney.

 Following is a discussion of the comments received, the responses provided by Salomon Smith Barney, and the Department's determinations regarding the comments.

Participant Comments

 The first commenter objects to the proposed exemption because he is under the impression that the new services that will be
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
-------
Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

offered to TRAK Program investors by Salomon Smith Barney will result in increased fees paid to consultants and investment advisers by the Funds. The commenter also does not believe that there will be a corresponding increase in the growth of the Funds.

 Salomon Smith Barney represents that although it is not clear which provisions in the proposed exemption have elicted the comment, it points out that the comment relates more or less to the underlying Fund portfolios rather than to the TRAK Program.

 As to the commenter's first area of concern, Salomon Smith Barney explains that the proposed Automatic Reallocation Option is a service that is to be provided at no additional cost to the investor and it does not affect the calculation of the investment advisory fee. In addition, Salomon Smith Barney represents that it does not have a basis to respond to the inclusion of "consultants" in this comment. With respect to the commenter's concern about growth prospects, Salomon Smith Barney states that no investment vehicle can assure investors future performance.

 The second commenter states that while he has no objection to Salomon Smith Barney's implementation of the Automatic Reallocation Option, he would like to see the requirement for clear explanations of the choices and the implications of such choices. The commenter also suggests that Salomon Smith Barney provide a clear path for revocation of the Automatic Reallocation Option, whereby a Plan investor's choice would have to be reaffirmed periodically.

 In response to this comment, Salomon Smith Barney states that the text of the announcement referred to in the preamble (the Preamble) at 60394 provides participants with the same information that the commenter requests. However, as an alternative to the commenter's suggestion of a reaffirmation mechanism, Salomon Smith Barney represents that it will include a footnote in the "Participant Quarterly Review" indicating that the participant is currently using the Automatic Reallocation Option and stating that such participant can cancel this service at any time. Salomon Smith Barney proposes to place the footnote after the legend quoted in Footnote 5 of the Preamble. The additional language would read as follows:

 You have elected to have your TRAK Portfolio automatically reallocated at such time as the Consulting Group recommends a change to the Allocation Model you are following. If, at any time, you choose to discontinue this service, please contact your Financial Consultant for instructions.

 Salomon Smith Barney believes the participant will then be consistently reminded of his or her option to discontinue the Automatic Reallocation Option.

Salomon Smith Barney's Comments

1. Corporate Mergers

 Salomon Smith Barney wishes to clarify that on page 60392 of the Preamble, in the first sentence of the paragraph captioned "Corporate Mergers," the phrase "Salomon Inc., the ultimate parent of" should be inserted after the phrase "acquired all the shares of." Also, in this section, Salomon Smith Barney wishes to modify the first sentence of the third paragraph to clarify that one of the purposes of the merger, rather than the "sole" purpose of the merger, was to create additional distribution channels for the TRAK Program.

 In response to this comment, the Department concurs with the requested modifications and has made the suggested changes.

2. Recordkeeping Reimbursement Offset Procedure

 Salomon Smith Barney has informed the Department that although it has not yet implemented the Recordkeeping Reimbursement Offset Procedure in a manner that will reduce the net outside fee (the Net Outside Fee), at the present time, it has in place a recordkeeping reimbursement program that reduces recordkeeping expenses only, at an annual rate of $8.50 per participant position. Salomon Smith Barney states that this annualized rate has been approved by the Funds' Board of Trustees and that, of the $8.50 amount, $0.50 per participant position represents a sub-transfer agency fee for the costs associated with the application of the reimbursement process (the Processing Fee). Currently, Salomon Smith Barney states that its affiliate, Smith Barney Corporate Trust Company, is retaining this Processing Fee.

 Salomon Smith Barney has provided an example showing the manner in which the recordkeeping reimbursement amount is determined by the Funds at the $8.50 level using some of the numbers set forth in the example given in the Preamble on pages 60392 and 60393. The example assumes that all positions are eligible for reimbursement because positions in the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio are not eligible for recordkeeping reimbursement.

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount that would be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount to be paid by the Funds would be 300 x $2 (the annual amount of $8 divided by 4) or $600.

 The Processing Fee paid by the Plan to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50. This Processing Fee would, in turn, also be credited back to the Plan by the Funds.

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees..................................... $ 500.00
Quarterly Portion of Other Fees/2................................./..   300.00
Processing Fee.......................................................    37.50
                                                                      --------
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(600.00)
Credit for Processing Fee............................................ $ (37.50)
                                                                      --------
   Total Reimbursement............................................... $(637.50)
Net Amount of Recordkeeping Fees Payable by the Plan................. $ 200.00
Net Amount of Recordkeeping Fees Payable by the Funds................   637.50
                                                                      --------
   Total Quarterly Recordkeeping Fees................................ $ 837.50

 Since the recordkeeping reimbursement program currently in place applies only to the payment of expenses related to recordkeeping, there would never be an "excess reimbursement" according to Salomon Smith Barney. Therefore, the Total Reimbursement amount would reflect the lesser of the amount calculated as in the example above, or the actual

 [[Page 16488]]

costs billed. If the Total Reimbursement
-------

 /2/ Assumes "Other Fees" are paid by the Plan during the quarter.

calculation had exceeded the Total Quarterly Recordkeeping Fees, Salomon Smith Barney states that the maximum reimbursement amount would be limited to the Total Quarterly Recordkeeping Fees.

 On page 60392 of the Preamble, the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure states that in May 1998, the Board of Trustees of the Funds approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. Salomon Smith Barney notes that the recordkeeping reimbursement amount may be changed by the Board of Trustees of the Funds from time to time. Therefore, it requests that the description of the TRAK Program define the reimbursement amount as "such annual dollar amount per eligible position as shall be set by the Board of Trustees of the Funds from time to time." Salomon Smith Barney has also informed the Department that, of the $12.50 annual reimbursement amount approved by the Board of Trustees of the Funds, $0.50 is being retained by Smith Barney Corporate Trust Company as a Processing Fee.

 The Department does not object to making the foregoing clarifications to the description of the Recordkeeping Reimbursement Offset Procedure in the Preamble. However, because Smith Barney Corporate Trust Company is retaining $0.50 per participant position as a Processing Fee, the Department requested that Salomon Smith Barney revise the calculations in the example appearing on pages 60392 and 60393 of the Preamble. In addition to these changes, Salomon Smith Barney suggested that the following disclaimer language preface the example in order to avoid investor confusion:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance.

 Moreover, Salomon Smith Barney notes that because a Plan participating in the TRAK Program may be required to pay a recordkeeper "Other Fees" in addition to annual recordkeeping fees, both of which may be billed on a quarterly basis, it wishes to clarify that "Other Fees" may arise only at certain times of the year and that it does not wish to imply by the example that "Other Fees" are regularly billed quarterly in all instances.

 In light of these changes, the revised example is set forth as follows:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance. Therefore, the Recordkeeping Reimbursement Offset Procedure would work as follows:

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. In addition, the Processing Fee paid to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amounts to be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. To this amount would be added the $37.50 Processing Fee paid to the recordkeeper during the quarter. Such amounts would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees/3/ ................................. $ 500.00
Quarterly Portion of Other Fees......................................   300.00
Processing Fee.......................................................    37.50
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(900.00)
Credit for Processing Fee............................................   (37.50)
                                                                      --------
   Total Reimbursement............................................... $(937.50)
                                                                      --------
Excess Reimbursement................................................. $(100.00)

 Because the Total Reimbursement amount exceeds the Total Quarterly Recordkeeping Fees, the Plan does not owe any recordkeeping fees for that period. Therefore, the recordkeeper would not bill the Plan. Instead, the Funds would pay the recordkeeper the $837.50 amount due.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (100.00)
Net Outside Fee Paid by the Plan..................................... $2,025.00
Net Outside Fee Paid by the Funds....................................    100.00
                                                                      ---------
   Total Quarterly Net Outside Fee................................... $2,125.00
                                                                      ---------

 In the program as proposed, the Funds have agreed that any Excess Reimbursement amount remaining after the payment of the Total Quarterly Recordkeeping Fees would be paid by the Funds to reduce the Plan's investment advisory fee obligations. Therefore, the $100 Excess Reimbursement amount would be applied against the Plan's Quarterly Net Outside Fee. Under such circumstances, the recordkeeper would advise the Consulting Group that it is entitled to bill the Plan for the $2,025.00 balance of the Consulting Group's Net Outside Fee. In turn, the Funds would pay the $100 amount attributable to the Excess Reimbursement to the Consulting Group./4/

 Also, on page 60392 of the Preamble, in the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure, it states that a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50. In light of the change to the allocation of the $12.50 reimbursement amount (i.e., $12.00 per participant position and $0.50 payable to Smith Barney Corporate Trust Company as a Processing Fee), Salomon Smith Barney wishes to clarify that the participant would receive a "total annual offset of $36.00" rather than a "total annual reimbursement of $37.50."

 Finally, on page 60392 of the Preamble, in the last sentence of the second paragraph describing the Recordkeeping Reimbursement Offset Procedure, it states that an affected Plan will be required to pay only the balance of the [Net Outside] fee, which is generally charged on a quarterly
-------
 /3/ Assumes "Other Fees" are paid by the Plan during the quarter.
-------
 /4/ It should be noted that the existence or the amount of the excess will not alter the amount of the recordkeeping or advisory fees. Instead, the reimbursement calculations will determine the proportion of payment by the Funds of the Plan's fee obligations.

basis, after the excess reimbursement amount has been deducted. Salomon Smith Barney wishes to point out that because some recordkeepers choose to bill the initial quarterly installment of the recordkeeping fee in full and then apply the recordkeeping reimbursement amount for each quarter to the next quarter's

 [[Page 16489]]

fees, it suggests that the Department delete the clause stating "and the timing of the offset of the excess reimbursement amount against the fees," appearing on page 60393 of the Preamble in the second sentence of the first full paragraph following the example. The Department concurs with the modifications to the Preamble.

3. Footnote 3

 On page 60392 of the Preamble, Footnote 3 states that Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan. For purposes of clarification, Salomon Smith Barney requests that the Department add the following parenthetical exception at the end of the footnote after the word "Plan":

(except the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio, as to which no investment management fee is retained).

 In response, the Department concurs with this clarification. On page 60393 of the Preamble, the second sentence of the first paragraph following the example states that 23 recordkeepers currently provide services to TRAK Program investors. Salomon Smith Barney explains that since a Plan designates its own recordkeeper, the number "23" is subject to change. Therefore, Salomon Smith Barney suggests the deletion of this number and the Department concurs with this clarification.

4. Investor Contact/Superfluous Language

 On page 60393 of the Preamble, Footnote 5 distinguishes the Automatic Reallocation Option from rebalancing of a participant's account and it instructs a TRAK Program participant to contact his or her Financial Consultant should a change in an investment allocation be warranted. Footnote 5 also states that a Financial Consultant is expected to initiate contact with Plan participants at least annually to encourage a comparison of the holdings in the Plan participant's portfolio against the Consulting Group's recommendation. Salomon Smith Barney wishes to inform the Department that in the case of retirement plans covering multiple participants, this contact typically may take the form of regular written communications between the Financial Consultant and the Plan investor.

 Moreover, the Department has stricken the last two sentences of Footnote 5, which due to a printing error, contain superfluous language also appearing on page 60393 of the Preamble, in the second and third sentences of the first paragraph under the description of the Automatic Reallocation Option.

5. Footnote 6

 On page 60394 of the Preamble, Footnote 6 states, in pertinent part, that there are 12 standard asset allocation models (the Allocation Models). Salomon Smith Barney explains that because it is constantly in the process of refining the basis for its asset allocation advice, the number of standard Allocation Models is expected to change as a result of such product modifications. To avoid an ongoing obligation to alter this number, Salomon Smith Barney suggests that the reference to the number "12" be deleted. Therefore, the Department has modified the Preamble, accordingly.

6. Condition (f)

 On page 60395 of the Preamble and page 60396 of the operative language of the proposed exemption, Section II(f)(3) of the General Conditions contains a notice provision that requires an Independent Plan Fiduciary to give Salomon Smith Barney at least 30 calendar days prior written notice of its intention to "opt out" of a new asset allocation model. Salomon Smith Barney wishes to clarify that an Independent Plan Fiduciary has a period of at least 30 calendar days during which to provide Salomon Smith Barney with written notice. Therefore, Salomon Smith Barney proposes that the notice period be described as "at any time within the period of 30 calendar days" prior to the Effective Date.

 In response to this comment, the Department has made the change suggested by Salomon Smith Barney.

7. Deletion of the Last Sentence of Paragraph (g)

 On pages 60394 and 60395 of the Preamble, paragraph (g) states that if the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date. Paragraph (g) also states that, under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option will remain in effect for future changes in such participant's Allocation Model.

 Salomon Smith Barney explains that once a participant has opted out of the Automatic Reallocation Option, the participant's account is left at its current "non-conforming" allocation levels and it no longer resembles a Consulting Group Allocation Model. Because the Automatic Reallocation Option, in effect, terminates upon a participant's "opting out," Salomon Smith Barney requests the deletion of the last sentence of paragraph (g).

 In response to this comment, the Department has made the requested deletion to paragraph (g).

8. General Information

 On page 60395 of the proposed exemption, in the section captioned "General Information," paragraph (2) states that the proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code. The Department wishes to point out that the exemption will extend to transactions that are prohibited under section 406(b) of the Act and section 4975(c)(1)(E) and (F) of the Code and it has modified the final exemption, accordingly.

9. Scope of the Term "Employee Benefit Plans"

 Salomon Smith Barney requests that the exemption cover transactions in the TRAK Program that are entered into not only by qualified plans that meet the requirements of section 401(k) of the Code, but also by any individual account pension plan that may be subject to Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). To the extent that participants in Section 403(b) Plans invest their contributions in shares of the Funds, Salomon Smith Barney and its affiliates would like to make the TRAK Program available to them.

 The Department concurs with this comment and, on page 60396 of the proposed exemption, it has revised Section I.A. of the operative language by deleting the word "or" preceding the phrase "a retirement plan for self-employed individuals (the Keogh Plan)" and adding the phrase "or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan)." In addition, the Department has revised Footnote 11 of the proposed exemption to include a reference to the term "Section 403(b) Plan" after the term "Keogh Plan." Further, on page 60398 of the proposed exemption, the Department has

 [[Page 16490]]

revised Section III(c)(3) of the Definitions as follows:

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-10574) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 94-50 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self- employed individuals (the Keogh
Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan)/5/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be
-------
 /5/ The employee benefit plan, the IRA, the Keogh Plan and the Section 403(b) Plan are collectively referred to herein as the Plans.

automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and

 [[Page 16491]]

redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./6/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such
-------
 /6/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.


 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a

 [[Page 16492]]

Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption,

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (A) a self-directed IRA, or (B) a Section 403(b) Plan which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the proposed exemption and PTEs 92-77 and 94-50 which are cited above.

 [[Page 16493]]

 Signed at Washington, DC, this 30th day of March, 1999.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits
Administration,
Department of Labor.

[FR Doc. 99-8226 Filed 4-2-99; 8:45 am]
BILLING CODE 4510-29-P

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




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

For More Information

If you want more information about the
Portfolios, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semiannual reports to shareholders. Each Portfolio's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolios or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Consultant, or the

Consulting Group at:

     The Consulting Group
     222 Delaware Avenue
     Wilmington, Delaware 19801

     Telephone: 1-212-816-8725


Information about the fund(including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission")Public Reference Room in Washington D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address:publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.


If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

                                                              SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Salomon Smith Barney, Inc, is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

(R)1999 Salomon Smith Barney Inc.   TK 12/99


PART B

STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS

December 28, 1999

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

	This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds (the "Trust"), dated December 28, 1999, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of seventeen portfolios, fifteen of which are offered by the Prospectus. These are Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Multi-Sector Fixed Income Investments. Two additional portfolios, Multi-Strategy Market Neutral Investments and S & P 500 Index Investments, are offered in separate prospectuses. The Prospectus may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
1
Investment Objectives, Management Policies and Risk Factors
of the Portfolios
3
Investment Restrictions
25
Portfolio Transactions
26
Portfolio Turnover
30
Investment Management and Other Services
31
Purchase of Shares
34
Redemption of Shares
35
Redemptions in Kind
35
Net Asset Value
36
Determination of Performance
37
Taxes
40
Distributor
45
Custodians, Transfer Agent and Sub-Transfer Agent
45
Financial Statements
45
Appendix
46


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk (Mr. Walter Auch is an "interested person" of Large Capitalization Value Equity Investments, Small Capitalization Value Equity Investments and Intermediate Fixed Income Investments).

*Walter E. Auch, Trustee (Age 78). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

Martin Brody, Trustee (Age 77). Private Investor; Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia
Turnpike, Florham Park, N.J. 07932.

H. John Ellis, Trustee (Age 72). Retired. Director or trustee of 2 investment companies associated with Citigroup.
His address is 858 East Crystal Downs Drive, Frankfort,
Michigan 49635.

Armon E. Kamesar, Trustee (Age 72). Chairman of the Board of
TEC, an international organization of Chief Executive
Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup.
His address is 7328 Country Club Drive, La Jolla, CA 92037.

Stephen E. Kaufman, Trustee (Age 67). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New
York 10172.

*Heath B. McLendon, Trustee and Chairman of the Board (Age
66). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc.
and Director and President of SSB Citi Fund Management LLC
("SSB Citi") (successor to SSBC Fund Management Inc.) and
Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 64 investment companies associated with Citigroup. His address is 7 World Trade Center, New
York, New York 10048.

Lewis E. Daidone, Senior Vice President and Treasurer (Age
41). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 59 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

Frank L. Campanale, Investment Officer (Age 46). President and Chief Executive Officer of Salomon Smith Barney's
Consulting Group (the "Manager"). Prior to 1996, National
Sales Director for Consulting Group. His address is 222
Delaware Avenue, Wilmington, Delaware, 19801.

LeRoy T. Pease, CFA, Investment Officer (Age 40). First Vice
President of Salomon Smith Barney Consulting Group. Prior to
1996, Chief Investment Officer of EMT Group and Manager for
Investment Strategy for Bell Atlantic, Philadelphia,
Pennsylvania. His address is 222 Delaware Avenue,
Wilmington, Delaware, 19801.

Christina T. Sydor, Secretary (Age 48). Managing Director of
Salomon Smith Barney; General Counsel and Secretary of SSB
Citi and TIA. Ms. Sydor serves as Secretary of 59 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York New York 10013.

Irving David, Controller (Age 38). Director of Salomon Smith Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly Assistant Treasurer of First Investment Management Company; His address is 388 Greenwich Street, New York, New York 10013.

As of December 10, 1999, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Trust. As of December 10, 1999, the following shareholders own of record or beneficially 5% or more of shares of a Portfolio of the Trust:

Balanced Investments

SB Corp. Trust
Custodian
Synthes (USA)
Attn: Patricia Davis
1690 Russell Road
Paoli, PA 19301
owned 1,274,831.708 shares (17.58%)

SBC Trust Company
TST Inc.
Attn. Jody Tourant
20232 E. 220th Street
Long Beach, CA 98010-1644
owned 630,361.086 shares (8.69%)

SBC Trust Company TTEE
Marketing Specialist Sales Co.
Attn. Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 578,612.962 shares (7.98%)

SBC Trust Company TTEE
Reihalt Thomas Corporation Profit
Sharing and 401k Savings Plan
Attn. Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 447,816.924 shares (6.17%)


Balanced Investments (Continued)

SBC Trust Company TTEE
EBCO Manufacturing Company
401 (k) Profit Sharing Plan
Attn. Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 566,546.436 shares (5.05%)

Remuneration. No director, officer or employee of Salomon Smith Barney, SSB Citi or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSB Citi or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 1998, such fees and expenses totaled $23,140.

For the fiscal year ended August 31, 1999, the Trustees of
the Trust were paid the following compensation:
		Total
	Pension or	Total	Number
		Retirement Benefits	Compensation	of
Funds
	Aggregate	Accrued as Expense	From	Served in
	Name	Compensation	of Trust 	Fund Complex*	Complex
Heath B. McLendon**	None	None	None	64
Walter Auch**	$36,312	None	$ 45,400	2
Martin Brody	34,212	None	132,500	20
Armon E. Kamesar	37,212	None	47,400	2
Stephen E. Kaufman	36,112	None	96,400	13

*    For calendar year ended December 31, 1998.
** Designates "interested trustee".  Mr. Auch is an
"interested trustee" of Large Capitalization Value Equity
Investments, Small Capitalization Value Equity Investments and Intermediate Fixed Income Investments.


INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each of the Portfolios is a diversified, open-end management investment company, except International Fixed Income Investments, which is a non-diversified Portfolio. The Prospectus discusses the investment objectives of the Portfolios, separate series of the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.



Equity Securities. The equity oriented Portfolios may invest in all types of equity securities and High Yield Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred shares are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios' investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the subadvisors or any of their affiliates act as an investment adviser or distributor.

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that a Subadvisor considers appropriate.

Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("S & P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the subadviser. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by S & P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The subadvisors will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional
Information.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc. ("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their respective investment advisors (separately a "Subadvisor", collectively, the "Subadvisors") to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Subadvisors will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Municipal Obligations. Municipal Bond Investments invests in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

For purposes of applying the Portfolio's diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The "issuer" of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

? the governmental agency, authority, instrumentality or other political subdivision that issued the security;
? the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or
? the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer's taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer's general taxing power.

Private activity bonds include certain types of industrial development bonds ("IDBs") issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Mortgage Backed Securities. Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Balanced Investments and Multi-Sector Fixed Income Investments may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.

Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Multi-Sector Fixed Income Investments and Balanced Investments may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities ("ABS"). Intermediate Fixed Income Investments, Long-Term Bond Investments and Balanced Investments may each invest up to 5% of their assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in ABSs. ABSs may enhance a Portfolio's performance, however their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will only invest in ABSs that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.

Mortgage Dollar Roll Transactions. In order to enhance current income, Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited that those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadvisor will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities. International Fixed Income Investments, subject to the diversification requirements of the tax code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs. The Portfolios may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds. Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in Eurodollar certificates of deposit ("ECDs"), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Long-Term Bond Investments may invest up to 15% of its assets in Yankee bonds.

Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the subadvisor to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things:
(i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where this is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes. The Portfolios will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to a Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Economic Monetary Union ("EMU"). On January 1, 1999, 11 European countries adopted a single currency - the Euro.
The conversion to the Euro is being phased in over a three-year period. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadvisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Subadvisor to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.  Each
Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities Indices.
Each Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a subadvisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options. Each Portfolio other than Government Money Investments may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadvisor that such contracts are necessary or appropriate in the management of a Portfolio's assets.
These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadvisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to State Street Global Advisors, may enter into index swaps. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater that if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

U.S. Government Securities. The U.S. Government Securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks;
(ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


Exchange Rate-Related U.S. Government Securities. Each Portfolio, except Government Money Investments, may invest up to 5% of its net assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadvisor at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts. Each Portfolio other than Government Money Investments may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above.
Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Subadvisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio's total assets (or 15% of the assets of Multi-Sector Fixed Income Investments ). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Short Sales "Against the Box". Each Portfolio may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is ''against the box'' if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Multi-Sector Fixed Income Investments will not invest more than 15% of its net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act") are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadvisor. The Subadvisors determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisors' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

Temporary Investments. For temporary defensive purposes, during periods when a Subadvisor of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SSB Citi. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Subadvisor to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's Subadvisor.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 12 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolios:

	1.	A Portfolio, other than International Fixed Income
Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

	2.	A Portfolio, except Municipal Bond Investments,
will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	A Portfolio will not issue "senior securities" as
defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	A Portfolio will not borrow money, except that (a)
a Portfolio may borrow from banks for temporary or emergency
(not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	A Portfolio will not make loans. This restriction
does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	6.	A Portfolio will not purchase or sell real estate,
real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds;
(c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	7.	A Portfolio will not engage in the business of
underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

	8.	A Portfolio will not purchase any securities on
margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	A Portfolio will not invest in oil, gas or other
mineral leases or exploration or development programs.

	10.	A Portfolio will not make short sales of
securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

	11.	A Portfolio will not make investments for the
purpose of exercising control or management.

	12.	A Portfolio will not purchase any security if,
as a result, (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own more than 3% of any registered investment company's outstanding voting stock; or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one registered investment company or more than 10% of the Portfolio's total assets would be invested in registered investment companies in general.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

Department of Labor ("DOL") Exemption. The Trust may offer shares of its portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Because the Trust may offer shares of its portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the portfolios. The full text of the DOL exemption may be found in Exhibit A of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, of one percent of a Portfolio's net assets.
Since the Portfolios will be managed to comply with this limitation, this may result in differences in performance between the Portfolios and other funds that fully replicate the S&P 500 Index.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadvisor(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadvisor, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Subadvisor receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of its Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolios will not purchase any security, including
U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolios may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.


BROKERAGE COMMISSIONS PAID TO SALOMON SMITH BARNEY

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August
31, 1999:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney

Balanced Investments
$144,938
$3,636
2.51%
0.45%
Large Capitalization
Value Equity
Investments
2,358,891
91,291*
3.87%
4.36%
Large Capitalization
Growth Investments
930,284
0
0.00%
0.00%
Small Capitalization
Value Equity
Investments
1,604,130
17,682
1.10%
0.51%
Small Capitalization
Growth Investments
1,633,318
0
0.00%
0.00%
International Equity
Investments
2,541,653
9,755
0.38%
0.64%
Emerging Markets
Equity Investments
1,585,052
1,261
0.08%
0.08%
 *Includes $8,906 for execution, research and statistical services.

Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond
Investments, Mortgage Backed Investments, International
Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1999. There is no information present for Multi-Sector
Fixed Income Investments because it commenced operations on October 1, 1999.


The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1998:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney

Balanced Investments
$108, 343
$27,565
25.44%
14.34%
Large Capitalization
Value Equity
Investments
2,783,192
152,635
5.48%
4.44%
Large Capitalization
Growth Investments
737,579
9
0.001%
0.00%
Small Capitalization
Value Equity
Investments
1,470,232
24,868
1.69%
0.78%
Small Capitalization
Growth Investments
1,550,679
6,218
0.40%
0.14%
International Equity
Investments
3,180,676
70,525
2.22%
0.43%
Emerging Markets
Equity Investments
2,550,496
0
0.00%
0.00%

Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond
Investments, Mortgage Backed Investments, International
Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1998.


The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1997:




Portfolio


Total
Brokerage
Commissions


Commission
s paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Transaction
s involving
Commissions
Paid to
Salomon
Smith
Barney
Balanced Investments
$102,303
$16,253
15.89%
10.28%
Large Capitalization
Value Equity
Investments
1,952,663
$132,015
4.47%
5.01%
Large Capitalization
Growth Investments
1,401,805
4,770
0.34%
0.00%
Small Capitalization
Value Equity
Investments
761,002
27,534
3.62%
1.76%
Small Capitalization
Growth Investments
732,557
17,568
2.40%
0.46%
International Equity
Investments
1,890,342
0
0.00%
0.00%
Emerging Markets
Equity Investments
1,973,521
0
0.00%
0.00%

	Government Money Investments, Intermediate Fixed
Income Investments, Long-Term Bond Investments, Municipal
Bond Investments, Mortgage Backed Investments and
International Fixed Income Investments did not pay brokerage commissions during the year ended August 31, 1997.

PORTFOLIO TURNOVER

Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income and Emerging Markets Equity Investments may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Because the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadvisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

The Portfolios' portfolio turnover rates for the last two fiscal years were as follows:



Portfolio
Year
Ended
August
31, 1999
Year Ended
August 31,
1998
Government Money Investments
N/A
N/A
Intermediate Fixed Income
Investments
207%
63%
Long-Term Bond Investments
30%
63%
Municipal Bond Investments
142%
160%
Mortgage Backed Investments
87%
214%
High Yield Investments
122%
13%
Balanced Investments
332%
57%
Large Capitalization Value Equity
Investments
54%
57%
Large Capitalization Growth
Investments
34%
39%
Small Capitalization Value Equity
Investments
53%
59%
Small Capitalization Growth
Investments
108%
91%
International Equity Investments
45%
45%
International Fixed Income
Investments
204%
211%
Emerging Markets Equity Investments
135%
139%
Multi-Sector Fixed Income
Investments
N/A
N/A


INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Subadvisor serves as investment advisor to a Portfolio pursuant to separate written agreements with the Portfolios ("Advisory Agreements"), SSB Citi serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

The Portfolios bear their own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SSB Citi. Included among the Portfolios' expenses are costs incurred in connection with a Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSB Citi generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities.

Under the Management Agreement, each Portfolio pays SSB Citi a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SSB Citi pays each Subadvisor, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis. The applicable management fee, advisory fee paid by SSB Citi to each Subadvisor, and the Subadvisor for each Portfolio are indicated below:



A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

 Government Money Investments
Standish, Ayer & Wood, Inc.
                                            on the first
$100 million 		0.15%     	0.15%
                                            on the amount
over $100 million	0.10         	0.15

 High Yield Investments
Alliance Capital Management L.P.   	0.45
		0.70

 Intermediate Fixed Income Investments
Standish, Ayer & Wood, Inc.:
                                            on the first
$200 million		0.20      		0.40
                                            on the amount
over $200 million	0.15		0.40

                                            Pacific
Investment Management Co. 0.25		0.45

 Long-Term Bond Investments
Western Asset Management Co.		0.20
	0.40

 Municipal Bond Investments
Smith Affiliated Capital Corp.
	0.20		0.40

 Mortgage Backed Investments
Utendahl Capital Management CFI	0.25
	0.50

 Balanced Investments
Laurel Capital Advisors, LLP		0.30
	0.60

                                        Seix Investment
Advisors, Inc. 		0.25		0.60


A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

 Large Capitalization Value Equity Investments
Barclays Global Fund Advisors		0.02
	0.32

                                       The Boston Co. Asset
Management, Inc.:
                                                   on the
first $350 million 		0.30		0.60
                                                   on the
amount over $350 million 	0.25		0.60

                                       Parametric Portfolio
Associates:
                                              	on the first
$300 million		 0.20		0.50
                                               	on the
amount over $300 million 0.15		0.45

Chartwell Investment Partners		0.30
	0.60

 Large Capitalization Growth Investments
Provident Investment Counsel Inc.:
                                             	on the first
$100 million		  0.30		0.60
                                               	on the
amount over $100 million  0.25 		0.60

                                       Barclays Global Fund
Advisors		  0.02		0.32

 Small Capitalization Value Equity Investments

NFJ Investment Group
                                                    on the
first $450 million		  0.50		0.80
                                               	on the
amount over $450 million  0.45		0.75

                                       David L. Babson &
Co.,Inc.
                                       		 on the
first $100 million 	   0.50		0.80
                                               	 on the
amount over $100 million  0.45		0.80

                                       Mellon Capital
Management Corp. 	0.06		0.36

 Small Capitalization Growth Investments
Wall Street Associates			0.50
	0.80
                                       Mellon Capital
Management Corp.	0.06		0.36
                                       Westpeak Investment
Advisors, L.P.	0.50		0.80
                                       Kern Capital
Management  LLC 	0.50		0.80

 International Equity Investments
             Oechsle International    Advisors,
LLC	0.40		0.70
                                       Marvin & Palmer
Associates, Inc.	0.40		0.70
                                       State Street Global
Advisors 		0.06		0.36

 International Fixed Income Investments
Julius Baer Investments Management Inc.
0.25		0.50


A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

 Emerging Markets Equity Investments
AIB Govett, Inc.			0.60
	0.90
                                       State Street Global
Advisors		0.60		0.90
                            	Baring Asset Management, Inc.
	0.60		0.90

Multi-Sector Fixed Income Investments
Standish, Ayer & Wood, Inc.:
                                            on the first
$200 million		0.20      		0.45
                                            on the amount
over $200 million	0.15		0.45

Western Asset Management Co.		0.20
	0.45

Alliance Capital Management L.P.   	0.45
		0.45

Utendahl Capital Management CFI	0.25
	0.45

For the fiscal years ended August 31, 1999 and 1998 the Portfolios accrued investment management and administration fees as follows:



1999
1998
Portfolio
Management
Fee
Administration Fee
Management
Fee
Administration Fee

Government Money Investments

$497,007

$662,677
$624,357
$832,477
High Yield Investments
923,581
263,880
47,537
13,582
Intermediate Fixed Income
Investments
2,448,152
1,224,478
1,862,860
934,088
Long-Term Bond Investments
559,894
279,947
703,985
351,993
Municipal Bond Investments
284,311
142,156
255,992
127,996
Mortgage Backed Investments
732,616
293,046
766,937
306,775
Balanced Investments
436,950
148,790
506,736
168,912
Large Capitalization Value
Equity Investments
9,718,618
3,901,989
9,677,020
3,922,176
Large Capitalization Growth
Investments
8,640,613
4,546,476
8,517,286
3,867,159
Small Capitalization Value
Equity Investments
4,638,188
1,530,784
4,705,182
1,721,750
Small Capitalization Growth
Investments
6,456,592
2,077,503
6,308,016
2,167,276
International Equity
Investments
6,938,953
2,706,824
7,088,985
2,704,967
International Fixed Income
Investments
1,165,291
475,963
718,551
287,421
Emerging Markets Equity
Investments
2,444,974
536,702
2,430,735
540,163






For the fiscal year ended August 31, 1999, management,
administration and custody fees, in the aggregate, were
waived as follows: Government Money Investments  $364,437
and Mortgage Backed Investments - $163,318.

For the fiscal year ended August 31, 1998, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments $250,798;
Mortgage Backed Investments - $185,737; and High Yield
Investments - $85,979.

The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's Portfolios so that the Manager would retain, as its annual management fee, no more than 0.30% of each such Portfolio's average daily net assets.

For the year ended August 31, 1997, the Portfolios accrued investment management and administration fees as follows:

Portfolio
Management
Fee
Administrati
on Fee
Government Money Investments
$490,756
$654,342
High Yield Investments
N/A
N/A
Intermediate Fixed Income
Investments
1,325,387
662,693
Long-Term Bond Investments
672,437
336,219
Municipal Bond Investments
190,705
95,353
Mortgage Backed Investments
642,610
257,044
Balanced Investments
400,541
133,514
Large Capitalization Value Equity
Investments
8,514,670
3,452,366
Large Capitalization Growth
Investments
6,413,997
3,126,348
Small Capitalization Value Equity
Investments
2,721,377
1,039,277
Small Capitalization Growth
Investments
3,060,297
1,217,818
International Equity Investments
5,372,446
1,986,030
International Fixed Income
Investments
641,164
256,466
Emerging Markets Equity Investments
1,690,749
375,723

For the fiscal year ended August 31, 1997, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $124,703;
Municipal Bond Investments - $12,330; Mortgage Backed
Investments - $172,962; and Balanced Investments - $15,022.

SSB Citi, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of October 31, 1999 in excess of $114 billion. The Consulting Group, a division of SSB Citi, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisors, and conducts over 300 on-sight evaluation visits annually to advisors. As of August 31, 1999, the Consulting Group provided services with respect to over $125 billion in client assets representing more than 216,974 separate accounts under a variety of programs designed for individual and institutional investors.

The Manager and the Subadvisors each pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisors bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadvisor manages the securities held by the Portfolio it serves in accordance with that Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolios and thereafter monitoring each Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisors and ultimately recommending to the Board of Trustees whether Subadvisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors. However, the Manager's decisions, including the identity of a Subadvisor and the specific amount of the Manager's compensation to be paid to a Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized as
an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio's shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.


NET ASSET VALUE

Each Portfolio's net asset value per share is calculated by SSBC on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio's shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SSB Citi after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SSB Citi may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

DETERMINATION OF PERFORMANCE

From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

For a Portfolio other than Government Money Investments, the
30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:


YIELD = 2[(a - b + 1)6 - 1]
cd
Where:
	a = dividends and interest earned during the period.

	b= expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

	c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d= the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned
(variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

The yield for Municipal Bond Investments for the 30-day period ended August 31, 1999 was 4.82%. The equivalent taxable yield for that same period was 7.53%, assuming the payment of Federal income taxes at a rate of 36%.

The yield for Government Money Investments is computed by:
(a) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven day period for which yield is to be quoted; (b) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (c) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

Investors should recognize that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

For the seven-day period ended August 31, 1999, the yield for the Government Money Investments portfolio was 4.63%
(the effective yield was 4.74%) with an average dollar-weighted portfolio maturity of 58 days.

Average Annual Total Return

From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in that Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of a Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by a Portfolio during the period are reinvested in shares of that Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolios' operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities.
The performance information also may include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.


A Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the
effect of the maximum annual fee for
participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of a Portfolio's performance for any specified period in the future.

A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500
Composite Stock Price Index, the Dow Jones Industrial
Average and other industry publications.


The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio
From
September
1, 1998
through
August 31,
1999
From
September
1, 1994
through
August 31,
1999
From
Inception**
** through
August 31,
1999
Government Money Investments
4.53%

4.97%
4.29%
High Yield Investments*
3.67%

N/A
1.98%
Intermediate Fixed Income
Investments
1.07%

5.97%
5.98%
Long-Term Bond Investments
(6.19)%
6.62%
6.04%
Municipal Bond Investments
(2.60)%
5.28%
5.39%
Mortgage Backed Investments
1.30%
6.68%
6.07%
Balanced Investments**
18.78%
13.25%
11.77%
Large Capitalization Value Equity
Investments
26.36%
18.55%
14.46%
Large Capitalization Growth
Investments
46.29%
24.52%
18.47%
Small Capitalization Value Equity
Investments
13.61%
12.28%
10.44%
Small Capitalization Growth
Investments
44.32%
16.34%
16.92%
International Equity Investments
24.06%
7.92%
9.66%
International Fixed Income
Investments
2.30%
7.97%
8.10%
Emerging Markets Equity
Investments***
55.37%
(4.55)%
(1.14)%

*	High Yield Investments commenced operations on July
13, 1998.
**		Balanced Investments commenced operations on February
16, 1993.
***	Emerging Market Equity Investments commenced
operations on April 21, 1994.
****	The remaining Portfolios commenced operations on
November 18, 1991.


The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio
From
September 1,
1998 through
August 31,
1999
From
September
1, 1994
through
August 31,
1999
From
Inception**
** through
August 31,
1999
Government Money Investments
2.98%
3.41%
2.74%
High Yield Investments*
2.14%
N/A
0.47%
Intermediate Fixed Income
Investments
(0.43)%
4.40%
4.40%
Long-Term Bond Investments
(7.58)%
5.04%
4.47%
Municipal Bond Investments
(4.05)%
3.72%
3.82%
Mortgage Backed Investments
(0.21)%
5.10%
4.50%
Balanced Investments**
17.03%
11.57%
10.11%
Large Capitalization Value Equity
Investments
24.50%
16.79%
12.76%
Large Capitalization Growth
Investments
44.11%
22.67%
16.71%
Small Capitalization Value Equity
Investments
11.94%

10.62%
8.80%
Small Capitalization Growth
Investments
42.17%
14.61%
15.19%
International Equity Investments
22.22%
6.32%
8.03%
International Fixed Income
Investments
0.78%
6.37%
6.50%
Emerging Markets Equity
Investments***
53.05%
(5.97)%
(2.62)%
_________________
*		High Yield Investments commenced operations on July
13, 1998.
**		Balanced Investments commenced operations on February
16, 1993.
***	Emerging Market Equity Investments commenced
operations on April 21, 1994.
****	The remaining Portfolios commenced operations on
November 18, 1991.

TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in a Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

Each Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that a Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio's distributions, to the extent derived from its current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as a long-term capital gain or as tax-exempt interest. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, a Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. Each Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or AMT-Subject Bonds held by the Portfolio may not retain its tax exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some or all of Municipal Bond Investments' exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Bond Investments' dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are
(i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or
(ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

As described above, a Portfolio may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. The Portfolios anticipate that these investment activities will not prevent them from qualifying as regulated investment companies.

A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

The Portfolios, other than Government Money Investments, Intermediate Fixed Income Investments, Municipal Bond Investments and Mortgage Backed Investments expect to realize a significant amount of net long-term capital gains that will be distributed as described in the Prospectus. Distributions of net realized long-term capital gains ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed to the shareholders after the close of the Portfolio's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share held for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above with respect to Municipal Bond Investments) on the sale or exchange of the share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

A Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

On August 31, 1999, the unused capital loss carryovers, by fund, were approximately as follows: Government Money Investments, $20,000, Intermediate Fixed Income Investments, $2,622,000 and Emerging Markets Equity Investments, $121,162,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO
August
31,





(in thousands)
2003
2004
2005
2006
2007
Government Money
$12

$8
--
--
--
Intermediate
Fixed Income

$387

$1,46
2

$773

--

--
Emerging Markets
Equity

--

--

--

$11,52
7

$109,63
5

Dividends and Distributions

For federal income tax purposes, dividends declared by a Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

A Portfolio may realize net long-term capital gains. Distributions of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends" if any) will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by a Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


DISTRIBUTOR

CFBDS, Inc., 21 Milk Street, 5th Floor, Boston, MA 02109 serves as the Portfolios' distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS, TRANSFER AGENT AND SUB-TRANSFER AGENT

PNC Bank National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians for the Trust. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Under their custody agreements with the Trust, PNC and Chase are authorized to establish separate accounts for foreign securities owned by the Portfolios to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolios. For custody services, PNC and Chase receive monthly fees charged to a Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. PNC and Chase are also reimbursed by the Portfolios for out-of-pocket expenses including the costs of any foreign and domestic sub-custodians.

Smith Barney Private Trust Company, located at 388 Greenwich
Street, New York, NY 10013, serves as the Trust's transfer agent and shareholder services agent.

PFPC Global Fund Services, located at P.O. Box 9699,
Providence, RI 02940-9699 serves as the Trust's sub-transfer agent.

FINANCIAL STATEMENTS

The Trust's Annual Report for the fiscal year ended August
31, 1999 is incorporated herein by reference in their entirety. The Annual Report was filed on November 2, 1999,
Accession Number 91155-99-698.





APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.




Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in
New York,
NY   [Application No. D-8723]

Proposed Exemption

Section I. Covered Transactions

The Department is considering granting an exemption under
the
authority of section 408(a) of the Act and section
4975(c)(2)
4975(c)(2) of the Code and in accordance with the procedures set forth
in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August
10, 1990).
If the exemption is granted, the restrictions of section
406(a) of the
Act and the sanctions resulting from the application of
section  4975
of the Code, by reason of section 4975(c)(1)(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the
IRA) or a
retirement plan for a self-employed individual (the Keogh
Plan;
collectively, the Plans) in the Shearson Lehman-established
Trust for
TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service
(the TRAK Program). In addition, the restrictions of section
406(b)(1)
and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E)
shall not apply to the provision, by the Consulting Group
Division of
Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the
Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK
Program for the investment of Plan assets.

This proposed exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by a Plan fiduciary which is independent of Shearson Lehman.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an
Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting
Group to
an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an
Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments
(the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that is appointed by the
Consulting Group to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such
Plan will be offset by such amount as is necessary to assure that the
Consulting Group retains no more than 20 basis points from any
Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments
Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of
Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting
Group and such Plan relating to participation in the TRAK
Program.

(4) A copy of the respective investment advisory agreement between the
Consulting Group and the Sub-Advisers upon written request to Shearson
Lehman.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial
Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the
Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent
Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan
Fiduciary (i.e., the plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to
Shearson Lehman that such fiduciary is (1) independent of Shearson
Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK
Program.

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the
Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting
Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent
Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for
Plan investments. In addition, if required by such arrangement,
Financial Consultants will meet periodically with Independent Plan
Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting
Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson
Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson
Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (15) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and
(b) no party
in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(1) of the Act, or to the taxes imposed by section 4975(a) 4975(a) and 4975(b)
(b) of the
Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15) (a) Except as provided in section (b) of this paragraph
and
notwithstanding any provisions of subsections (a)(2) and (b)
of
section 504 of the Act, the records referred to in paragraph
(14) of
this section shall be unconditionally available at their
customary
location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating
Plan, or any
duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs
(2)-(4) of
this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application are true and complete, and that the application accurately describes all material facts which are the subject of this exemption.

Summary of Facts and Representations

1. Shearson Lehman, whose principal executive offices are located in
New York, New York, is a wholly owned subsidiary of Shearson
Lehman
Brothers Holdings, Inc. (Shearson Holdings). Shearson Holdings is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Shearson Holdings conducts its principal businesses through two divisions--Shearson Lehman Brothers (referred to herein as Shearson Lehman) and Lehman Brothers. Shearson Lehman is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson
Holdings is a member of all principal securities and commodities exchanges in the United States and the National Association of
Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

Shearson Holdings was incorporated in Delaware on December
29, 1983.
The American Express Company owns 100 percent of Shearson
Holdings'
issued and outstanding common stock, which represents 92 percent of its issued and outstanding voting stock. The 8 percent remaining shares of Shearson Holdings' issued and outstanding voting stock is preferred stock which is owned by Nippon Life Insurance
Company.
Although Shearson Holdings is not an operating company and, as such, it maintains no assets under management, as of December 31, 1991,
Shearson Lehman and its subsidiaries rendered investment advisory services with respect to $91 billion in assets.

2. On April 12, 1991, Shearson Lehman formed the Trust, a no load, open- end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust and it has an indefinite duration.
As of January 17, 1992, the Trust had net assets of $132,608,001.

The Trust consists of twelve different portfolios which range from
Government Money Investments to International Fixed Income Investments and which pay monthly or annual dividends to investors. The Portfolios currently have a per share value ranging from $0 per share for
Balanced Investments to $9.45 per share for Small
Capitalization
Growth Equity Investments. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities of equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under four major
Portfolio-Types. (1)

3. Shares in the Trust are offered by Shearson Lehman, as distributors, at no load, to participants in the TRAK Program.(2)
Although investors in the Trust currently consist of institutions and individuals, it is proposed that prospective investors will include plans for which Shearson Lehman may or may not currently maintain investment accounts. A majority of these Plans will be IRAs or Keogh
Plans. In addition, it is proposed that Plans for which Shearson
Lehman or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the
Trust. (3)

As for voting rights, Shearson Lehman states that they are accorded to recordholders of Trust shares. Shearson Lehman notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c)
Plans,
Shearson Lehman notes that most Plans will pass-through the vote to participants on a pro-rata basis.

The applicant represents that the initial purchase of shares in the
Trust by a Plan may give rise to a prohibited transaction where
Shearson Lehman or an affiliate has a party in interest relationship with the Plan. Shearson Lehman also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between Shearson Lehman and the Plan may have been established at that point. Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor or have discretionary investment authority over the Plan's assets which would be invested in
Trust shares.(4) Such shares will be held in a brokerage account maintained by the Plan with Shearson Lehman. No commissions or fees will be paid with respect to such transactions.

According to the applicant, the minimum initial investment in the
Trust is set at $20,000, and may be reduced periodically to $10,000.
Effectively, therefore, a Plan with less than $20,000 in assets
($10,000 when the minimum has been reduced) would not be able to participate in the TRAK Program. The minimum investment in a Portfolio is $100.

4. Overall responsibility for the management and supervision of the
Trust and the Portfolios rests with the Trust's Board of Trustees (The
Trustees) which is comprised of twelve members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The nine remaining Trustees are not affiliated with Shearson Lehman.

5. Boston Advisors, located in Boston, Massachusetts, is a wholly owned subsidiary of The Boston Company, a financial services holding company which is, in turn, wholly owned by Shearson Lehman. Boston
Advisors provides investment management, investment advisory and/or administrative services to investment companies with total assets in excess of $83 billion as of July 31, 1991. Boston Advisors serves as the Trust's administrator. In particular, Boston Advisors calculates the net asset value (5) of the Portfolios' shares and manages all aspects of the Portfolios' administration and operation. In addition,
Boston Advisors is responsible for managing each Portfolio's temporary investments in money market instruments, as well as making arrangements for, and managing collateral received with respect to, the lending of securities by each Portfolio.

6. Organized within Shearson Lehman, is the Consulting Group, which is located in Wilmington, Delaware. The Consulting Group serves as the investment manager of the Trust and the underlying Portfolios.
Although the Consulting Group has not previously served as investment manager for a registered investment company, it and its related division, the Consulting Services Division of Shearson Lehman
(Consulting Services), have over eighteen years of experience in evaluating investment advisers for individual and institutional investors. Together the Consulting Group and Consulting Services provide various financial consulting services to over 30,000 accounts, representing more than $30 billion in client assets. Account sizes range from institutional accounts in excess of $1 billion to individual accounts with $100,000 minimum investments. As of July 31,
1991, the Consulting Group rendered advisory services with respect to assets with a value in excess of $42.7 billion.

7. Under its investment management agreement, the Consulting Group is required to make recommendations to the Trustees regarding
(a) the
investment policies of each Portfolio and (b) the selection and retention of certain Sub-Advisers which exercise investment discretion over each Portfolio.(6) In addition, through the TRAK Program, the
Consulting Group provides investors with non-binding, generalized asset allocation recommendations with respect to such investors' investments in the Portfolios. For example, the Consulting Group evaluates an investor's risk tolerances and financial goals, provides investment advice as to the appropriate mix of investment types designed to balance the investor's risk tolerances as part of a long-term investment strategy and provides the investor with advice about implementing its investment decisions through the Trust.
However, the applicant states that the Consulting Group does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios.

In the case of an IRA, a Keogh Plan or a Title I Plan, the applicant represents that all of the Consulting Group's recommendations and evaluations will be presented to a Plan fiduciary which is independent of Shearson Lehman and will be implemented only if accepted and acted upon by such Independent Plan Fiduciary. In the case of a Section
404(c) Plan, Shearson Lehman represents that participants in such Plan will be presented with the Consulting Group's recommendations and evaluations only to the extent agreed to by Shearson Lehman and the
Plan sponsor. Shearson Lehman expects that some sponsors of Section
404(c) Plans will elect to have the Consulting Group's recommendations and evaluations passed-through to participants, while others will elect to have the Independent Plan Fiduciary responsible for selecting the Portfolios made available to Plan participants receive such advice. (7)

However, if investment advisory services are provided directly to a participant in a Section 404(c) Plan, the applicant explains (as also described herein above) that a Financial Consultant will provide a participant with pre-enrollment meetings and ongoing communications regarding the TRAK Program. In addition, the applicant notes that the
Consulting Group will recommend long term investment allocations to the participant and provide the participant with a written, quarterly performance monitoring report.

8. As stated above, the Consulting Group is responsible for selecting the Sub-Advisers which provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their "able" performance in their respective areas of expertise in asset management. The applicant represents that there are presently eleven Sub- Advisers, all of which are independent of, and will remain independent of, Shearson Lehman and/or its affiliates.(8)
The Sub-Advisers are registered investment advisers under the
Investment Adviser's Act of 1940. They maintain their principal executive offices in the eastern and western regions of the United
States. As of June 30, 1991, the Sub-Advisers had assets under management ranging from $62 million to $51 billion.

9. In order for a Plan to participate in the TRAK Program, Shearson
Lehman or the Consulting Group will provide an Independent
Plan
Fiduciary with a copy of the Trust Prospectus discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities. In addition, upon written or oral request to Shearson Lehman, the
Independent Plan Fiduciary will be given a Statement of Additional
Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.(9) Further, each Plan will be given a copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program, and upon written request to
Shearson Lehman, with a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

With respect to a Section 404(c) Plan, Financial Consultants affiliated with Shearson Lehman will explain the services offered under the TRAK Program to eligible Section 404(c) Plan participants as well as the operation and objectives of the Portfolios, if required by the arrangement negotiated between the Consulting Group and the
Plan.(10)

If accepted as a Trust investor, an Independent Plan
Fiduciary will be
required by Shearson Lehman to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by
Title I of the Act (e.g., a defined contribution plant), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Shearson Lehman will require (except if relying on
Class PTE 77-3) that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

With respect to Section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan
Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent, in writing, to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK
Program.

10. The books of the Trust will be audited annually by independent public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, as well as the Department and the Service, at all times during regular business hours.

11. As noted under the TRAK Program, the Consulting Group will provide the Independent Plan Fiduciary with asset allocation advice related to the Portfolios. In this regard, the applicant states that the
Consulting Group's asset allocation advice will not focus on recommendations that a Plan's assets be allocated to a specific
Portfolio. Rather, the applicant represents that the Consulting Group will recommend only that Plan assets be allocated among particular types of Portfolios (e.g., Growth, Fixed Income, etc.)

After the selection of specific Portfolios by an Independent
Plan
Fiduciary, the Consulting Group will continue to render general
Portfolio-Type selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios. However, in the case of a Section 404(c) Plan in which at least three to five
Portfolios may be selected by the Plan sponsor, the Consulting Group's initial asset allocation advice will be limited to the suggested
Portfolio-Types offered under the Plan. The Consulting Group may also work with the Independent Plan Fiduciary to identify and draft investment objectives, select investment categories or actual
Portfolios to be offered to Plan participants, if such fiduciary is the recipient of the Consulting Group's asset allocation advice, or recommend appropriate long-term investment allocations to an individual participant, if the participant receives such advice.

12. The Consulting Group will also identify a Plan's risk tolerances and investment objectives, the performance of each Portfolio in which assets are invested, and recommend, in writing, an appropriate allocation of assets among the Portfolio-Types that conform to these tolerances and objectives. The Consulting Group will not have the authority to implement its advice or recommendations and will not participate in the deliberations regarding the decision by an investor of whether or not to act upon such advice. As noted earlier, the applicant represents that the decision of a Plan to invest in the TRAK
Program will be made by an unrelated Plan fiduciary acting on the basis of his or her own investigation into the advisability of participating in the TRAK Program.

13. The Consulting Group will provide, at least quarterly, monitoring reports to a Title I, IRA or Keogh Plan containing an analysis and evaluation of the Plan's account to ascertain whether the investor's objectives are being met and recommending, when appropriate, changes in the allocation among the Portfolios.

If required by the arrangement negotiated with the Independent Plan
Fiduciary, the Consulting Group will provide an Independent
Plan
Fiduciary of a Section 404(c) Plan with a written, detailed investment performance monitoring report, that will contain Plan level asset allocations showing the performance of the Plan's investment vehicles and the performance of relevant indices for evaluating the performance of each Portfolio, a Plan cash flow analysis and annualized risk adjusted rates of return for Plan investment vehicles. Such report will be provided on a quarterly basis.

In addition, to the extent required by the arrangement negotiated with the Consulting Group, a Section 404(c) Plan participant will receive a written, quarterly performance monitoring report with his or her quarterly benefit statement which includes the investment performance of the Portfolios, the investment performance for the participant's account, and specifies market commentary and toll-free numbers for such participant to call Shearson Lehman in order to obtain more information about the TRAK Program or to amend the participant's investment allocations. Further, if required by such arrangement, a
Financial Consultant will meet periodically with an Independent Plan
Fiduciary of a Section 404(c) Plan to review and discuss the investment performance monitoring report. The Financial Consultant may also meet periodically with an eligible participant to review the performance of the participant's account. The applicant notes that this intermittent contact will not prevent the participant from contacting the Financial Consultant at any time to inquire about his or her participation in the TRAK Program.

Finally, on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson
Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

14. Shares of a Portfolio will be redeemed by Shearson Lehman, at no charge, and generally on a daily basis (weekends and holidays excepted) when the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of trading on the NYSE will be affected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with Shearson
Lehman or to an "introducing" broker (11) within 7 days after receipt of the redemption request. In the case of an IRA or Keogh Plan investor,
Shearson Lehman will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund that is not affiliated with Shearson Lehman. In the case of Plans that are covered by title I of the Act, the redemption proceeds will be invested by
Shearson Lehman in accordance with the investment directions of the
Independent Plan Fiduciary responsible for the management of the
Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment assets will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. (12) In the event that the Independent Plan Fiduciary does not give other investment directions, such assets will be swept weekly into a money market fund that is not affiliated with Shearson Lehman for the benefit of the Plan.

Due to the high costs of maintaining small accounts, the Trust may also redeem an account having a current value of $7,500 or less, after the investor has been given at least 30 days in which to increase the account balance to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless Shearson Lehman is otherwise instructed.

15. Shares of a Portfolio may be exchanged by an investor with another investor in the TRAK Program without payment of any exchange fee for shares of another Portfolio at their respective net asset values.
However, Portfolio shares are not exchangeable with shares of other funds within the Shearson Lehman Group of funds or portfolio families.

16. With respect to brokerage transactions that are entered into under the TRAK Program for a Portfolio, such transactions may be executed through Shearson-Lehman and other affiliated broker-dealers, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Shearson Lehman may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Shearson Lehman is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

17. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by the Consulting Group, the
Sub-Advisers or Boston Advisors. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No
Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any
Portfolio incur distribution expenses.

18. The total fees that are paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, the
Consulting Group charges an investor a quarterly investment advisory fee. This "outside fee" is negotiated between the Consulting Group and the investor and it varies up to an annual maximum of 1.50 percent of the net asset value of the investor's Trust shares computed each quarter based on the value determined on the last calendar day of the previous calendar quarter. The outside fee is charged directly to an investor and it is not affected by the allocation of assets among the
Portfolios nor by whether an investor follows or ignores the Consulting Group's advice. (13) For Plan investors, the outside fee for a calendar quarter will be reduced by an amount equal to, for all
Portfolios in which Plan assets are invested (a) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or the value of an initial investment in the Portfolio, as of the day such initial investment is made during the calendar quarter) multiplied by (b) a reduction factor (the
Reduction Factor) which is described in below, multiplied by
(c) a
fraction, the numerator of which is the number of days in the period for which the outside fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. For subsequent investments or redemptions aggregating to more than $5,000, the pro-rated fee for credit for the balance of the quarter will be calculated on the basis of the net percentage of the outside fee paid for the quarter during which the subsequent investment or redemption is made.

In addition, for investment management and related services provided to the Trust, the Consulting Group is paid, from each Portfolio, a management fee which computed daily and paid monthly at an annual rate ranging from .15 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, the Consulting Group compensates the Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by the Consulting Group to the Sub-Adviser, varies from
20 to 30 basis points depending on the Portfolio (except for the
Government Money Investments Portfolio which, for competitive purposes, pays a management fee equal to the Sub-Adviser's fee). Each
Portfolio also pays Boston Advisors a management fee that is computed daily and paid monthly for the services it performs as administrator to the Trust at an annual fixed rate of .20 percent of the value of the Portfolio's average daily net assets. Such fee is also included in the total management fee.

The management fees that are paid at the Portfolio level to Boston
Advisors, the Consulting Group and the Sub-Advisers are set forth in the table below. For purposes of the table, Boston Advisors is referred to as "BA", the Consulting Group as "CG" and the Sub-Advisers as "SA." As noted in the table, the sum of the management fees paid by a Portfolio to Boston Advisors plus the fees retained by the Consulting Group and the Sub-Advisers equals the total management fee paid by that Portfolio.

                                                          SA
CG
                       Total                Total fee
retained
retained
                     management   BA fee      SA/CG
fee
fee
    Portfolio           fee      (percent)  (percent)
(percent)
(percent)
Government money
 investments                 0.35       0.20       0.15
0.15
  0.00
Intermediate fixed
 income investments           .60        .20        .40
 .20
   .20
Total return fixed
 income investments           .60        .20        .40
 .20
   .20
Municipal bond
 investments                  .60        .20        .40
 .20
   .20
Mortgage backed
 investments                  .70        .20        .50
 .25
   .25
Balanced investments          .80        .20        .60
 .30
   .30
Large capitalization
 value equity
 investments                  .80        .20        .60
 .30
   .30
Large capitalization
 growth investments           .80        .20        .60
 .30
   .30
Small capitalization
 value equity
 investments                  .80        .20        .60
 .30
   .30
Small capitalization
 growth investments           .80        .20        .60
 .30
   .30
International equity
 investments                  .90        .20        .70
 .40
   .30
International fixed
 income investments           .70        .20        .50
 .25
   .25



Shearson Lehman proposes to offset, quarterly, against the outside fee such amount as is necessary to assure that the Consulting
Group
retains no more than 20 basis points from any Portfolio on investment of assets attributable to any Plan.(14) In this way, the aggregate of the inside fees and the outside fees retained by the Consulting Group will remain constant regardless of the distribution of a Plan's assets among the Portfolio.

Shearson Lehman has developed the following example to demonstrate how the fee offset mechanism would work:

Assume that as of March 31, 1992, the average daily value of
Trust
Portfolio shares held by a Plan investor was $1,000.
Investment assets
attributable to the Plan were distributed among five Trust
Portfolios:
(1) Government Money Investments in which the Plan made a
$50
investment and from which the Consulting Group would not
retain an
inside fee; (2) Total Return Fixed Income Investments in
which the
Plan made a $200 investment and the Consulting Group would
retain an
inside fee of .20 percent; (3) Small Capitalization Growth
Investments
in which the Plan made a $250 investment and the Consulting
Group
would be entitled to receive an inside fee of .30 percent;
(4) Large
Capitalization Growth Investments in which the Plan made a
$250
investment and the Consulting Group would retain an inside fee of .30 percent; and (5) International Equity Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays the maximum annual
outside fee of
1.50 percent so that the total outside fee for the calendar
quarter
April 1 through June 30, prior to the fee offset would be
($1,000)
1.50% (.25) = $3.75.

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that the Consulting
Group retains an inside fee of no more than .20% from each of the
Portfolios on investment assets attributable to the Plan.
The
following table shows the Reduction Factor as applied to each of the
Portfolios comprising the Trust:

                                               CG
                                            retained
Fee
Reduction
                                               fee
offset
factor
               Portfolio                    (percent)
(percent)
(percent)
Government money investments                       0.00
0.20
  0.00
Intermediate fixed income investments               .20
 .20
   .00
Total return fixed income investments               .20
 .20
   .00
Municipal bond investments                          .20
 .20
   .00
Mortgage backed investments                         .25
 .20
   .05
Balanced investments                                .30
 .20
   .10
Large capitalization value equity
 investments                                        .30
 .20
   .10
Large capitalization growth investments             .30
 .20
   .10
Small capitalization value equity
 investments                                        .30
 .20
   .10
Small Capitalization growth investments             .30
 .20
   .10
International equity investments                     .30
 .20
    .10
International fixed income investments              .25
 .20
   .05



Under the proposed fee offset, a Reduction Factor of .10% is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in Portfolios (3), (4) and
(5) only. As
noted above Portfolios (1) and (2) do not involve a Reduction Factor because the fee retained by the Consulting Group for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows: (.25)

[($250) .10%+($250) .10%+($250) .10%] = $0.1875.



In the foregoing example, the Plan investor, like all other investors in the TRAK Program, would receive a statement for its TRAK account on or about April 15, 1992. This statement would show the outside fee to be charged for the calendar quarter April 1, through June 30 (i.e.,
$3.75-$0.1875 = $3.5625). The Plan investor would be asked to pay the outside fee for that quarter by May 3, 1992 (i.e., the third day of the second month of the calendar quarter). If the outside fee were not paid by that date, Shearson Lehman would debit the account of the Plan investor (as with other investors) for the amount of the outside fee
(pursuant to the authorization contained in the TRAK
Investment
Advisory Agreement, and as described in the Statement of Additional
Information appended to the Prospectus).(15)

Because the Consulting Group will retain no inside fee with respect to assets invested in the Government Money Investment
Portfolio, Shearson
Lehman notes that a potential conflict may exist by reason of the variance in net inside fees among the Government Money
Investments
Portfolio and the other Portfolios. Shearson Lehman also recognizes that this factor could result in the Consulting Group's recommendation of a higher-fee generating Portfolio- Type to an investing
Plan. To
address this potential conflict, Shearson Lehman will disclose to all participants in the TRAK Program that the Consulting Group will retain no inside fee for assets invested in the Government Money
Investments
Portfolio.

19. In summary, it is represented that the proposed transactions will meet the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the TRAK
Program will be made and approved by a Plan fiduciary which is independent of Shearson Lehman and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the TRAK Program; (b) Independent Plan
Fiduciaries will have an opportunity to redeem their shares in the
Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust; (d) prior to making an investment in TRAK, each
Independent Plan Fiduciary will receive offering materials and disclosures from either Shearson Lehman or the Consulting Group which disclose all material facts concerning the purpose, structure, operation and investment in the TRAK Program; (e) the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations, including the reasons and objective criteria forming the basis for such recommendations or evaluations; (f) any sub-Adviser that is appointed by the Consulting
Group to exercise investment discretion over a Portfolio will always be independent of Shearson Lehman and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) the Consulting Group or
Shearson Lehman will make periodic written disclosures to participating Plans with respect to the financial condition of the
TRAK Program, the total fees that it and its affiliates will receive from such Plan investors and the value of the Plan's interest in the
TRAK Program; and (i) on a quarterly and annual basis, the Consulting
Group will provide written disclosures to all Plans with respect to
(1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to
Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the
Department,
telephone (202) 523-8881. (This is not a toll-free number.)

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and/or section  4975(c)(20)
4975(c)(20) of
the Code does not relieve a fiduciary or other party in interest of disqualified person from certain other provisions of the Act and/or the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which among other things require a fiduciary to discharge his duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(b) of the act, nor does it affect the requirement of section 401(a) 401(a) of the
Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) Before an exemption may be granted under section 408(a) of the Act and/ or section 4975(c)(2) 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interests of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(3) The proposed exemptions, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and/or the Code, including statutory or administrative exemptions and transitional rules. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(4) The proposed exemptions, if granted, will be subject to the express condition that the material facts and representations contained in each application are true and complete, and that each application accurately describes all material terms of the transaction which is the subject of the exemption.

Signed at Washington, DC, this 31st day of March 1992.

Ivan Strasfeld, Director of Exemption Determinations,
Pension and
Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 92-7712 Filed 4-2-92; 8:45 am] BILLING CODE  4510
4510-29-M




Footnotes

1	Because a Portfolio is not precluded from investing in
securities
that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, the percentage of that Portfolio's net assets invested in these securities will never exceed one percent.

2	According to the Statement of Additional Information
which
accompanies the Prospectus for the TRAK Program, shares in the Trust are not certificated for reasons of economy and convenience. Boston
Safe Deposit and Trust Company, the Trust's custodian, however, maintains a record of each investor's ownership of shares. Although
Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues).
Shearson Lehman represents that in the context of an open-end investment company, that continuously issues and redeems shares, a pre- emptive right would make the normal operations of the Trust impossible. Therefore, such right is precluded in the charter documents of the Trust's Master Trust Agreement as well as those of other open-end investment companies.

3	The Department notes that the general standards of
fiduciary conduct
promulgated under the Act would apply to the participation in the TRAK
Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the TRAK
Program with the Consulting Group as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Shearson Lehman and its affiliates.
The Department expects that an Independent Plan Fiduciary, prior to entering in the TRAK Program, to understand fully all aspects of such arrangement following disclosure by Shearson Lehman of all relevant information.

4	The applicant represents that employee benefit plans
for are
maintained by Shearson Lehman may purchase or redeem shares in the
Trust under the provisions of Prohibited Transaction
Exemption (PTE)
77-3 (42 FR 18734, April 8, 1977). The applicant further represents that, although the exemptive relief proposed above would not permit
Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest a Plan's assets in the Trust shares, a purchase or redemption of Trust shares under such circumstances will comply with the terms and conditions of class PTE 77-4 (42 FR 18732, April
8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs
77-3 and 77-4.

5	Each Portfolio's net asset value per share is
calculated by Boston
Advisors on each weekday, except on days on which the New
York Stock
Exchange (the NYSE) is closed. In general, the net asset value for securities is determined as of the close of trading on the NYSE or a foreign exchange by dividing the value of a Portfolio net assets by the total number of its shares outstanding. Typically, a Portfolio's investments are valued at market value. However, in the absence of a market value, Portfolio investments are valued at fair market value as determined by, or under the direction of, the Trustees.

6	Subject to the supervision and direction of the
Trustees, the
Consulting Group was required to perform initial "due diligence" on prospective Sub-Advisers for each Portfolio and thereafter to monitor each Sub-Adviser's performance through qualitative and quantitative analysis as well as through periodic, in person, telephonic and written consultations. The Consulting Group is also required to communicate its performance expectations and evaluations to the
Sub-Advisers and ultimately recommend whether a Sub-Adviser's contract should be renewed, modified or terminated. In this regard, the
Consulting Group is further obligated to provide written reports to the Trustees of its evaluation and monitoring functions.

7	If the Independent Plan Fiduciary of a Section 404(c)
Plan is the
recipient of the Consulting Group's investment advice, the applicant explains that the Consulting Group will work with the Independent Plan
Fiduciary by identifying and drafting investment objectives, selecting investment categories or actual Portfolios to be offered to Plan participants. In addition to these services (and as described above), the applicant explains that the Consulting Group will provide an
Independent Plan Fiduciary with a detailed investment performance monitoring report on a quarterly basis. Furthermore, a Financial
Consultant affiliated with Shearson Lehman will meet periodically with the Independent Plan Fiduciary to discuss the investment performance monitoring report.

8	Although there are presently twelve Portfolios
comprising the Trust,
there are only eleven Sub-Advisers. One Sub-Adviser, Standish, Ayer and Wood, Inc., advises both the Government Money
Investments
Portfolio and the Intermediate Fixed Income Investments
Portfolio.

9	In the case of a Section 404(c) Plan, the applicant
represents that
the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust's
Prospectus to Section 404(c) Plan participants. In addition,
Shearson
Lehman will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for this purpose, as well as provide Statements of Additional Information to any party upon request.

10	The Department is expressing no opinion as to whether
the
information provided under the TRAK Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

11	According to the applicant, Shearson Lehman provides
clearance,
settlement and other back office services to other broker-dealers. The applicant notes that Shearson Lehman may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Shearson Lehman such as The Robinson Humphrey Company, Inc.
a wholly-owned broker-dealer subsidiary of Shearson Lehman.

12	Shearson Lehman explains that, under one alternative,
Plan
participants who give instructions to redeem shares of a Portfolio must give corresponding instructions to reinvest proceeds in another investment vehicle made available under the Plan, thus ensuring that a participant's investment assets are continually invested. Under a second alternative which is described above, Shearson Lehman represents that participants will not be required to give corresponding instructions and all investment assets for which no investment instructions have been given will be swept into a money market fund that is not affiliated with Shearson Lehman. In this regard, the Department is expressing no opinion regarding whether any of the arrangements described above comply with the requirements of section 404(c) of the Act.

13	The applicant represents that the outside fee is not
imposed on
accounts of employees of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and
IRAs and certain employee pension benefit plans for these persons. The applicant states that this fee is waived to encourage employees to invest in Shearson Lehman. With respect to IRAs or Plans maintained by
Shearson Lehman and its affiliates, the applicant asserts that such waiver would be required by PTE 77-3.

14	Shearson Lehman asserts that it chose 20 basis points
as the maximum
net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by Shearson Lehman among the Portfolios (excluding the
Government Money Investments Portfolio for which Shearson Lehman charges no management fee).

15	The applicant explains that the foregoing example
illustrates the
fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee.
Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicant also explains that Shearson Lehman does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the third day of the second month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, the applicant further explains that
Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.



DOL Prohibited Transaction Exemption 92-77

Final Exemption  92-77

10/05/1992

[57 FR 45833, October 5, 1992]

Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in
New York,
NY

[Prohibited Transaction Exemption 92-77; Exemption
Application No.
D-8723]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized
Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406 (b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the
Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the
Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping
(the Portfolio-Type) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Shearson Lehman and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an
Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting
Group to
an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an
Independent Plant Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments
(the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of
Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such
Plan will be offset by such amount as is necessary to assure that the
Consulting Group retains no more than 20 basis points from any
Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments
Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (The Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of
Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting
Group and such Plan relating to participation in the TRAK
Program.

(4) Upon written request of Shearson Lehman, copy of the respective investment advisory agreement between the Consulting Group and the
Sub- Advisers.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial
Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the
Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent
Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan
Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or named fiduciary, and Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to
Shearson Lehman that such fiduciary is (1) independent of Shearson
Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK
Program:

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the
Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting
Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent
Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for
Plan investments. In addition, if required by such arrangement,
Financial Consultants will meet periodically with Independent Plan
Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting
Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson
Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson
Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (16) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and
(b) no party
in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15)(a) Except as provided in section (b) of this paragraph
and
notwithstanding any provisions of subsections (a)(2) and (b)
of
section 504 of the Act, the records referred to in paragraph
(14) of
this section shall be unconditionally available at their
customary
location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating
Plan, or any
duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs
(2)-(4) of
this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(1) An "affiliate" of Shearson Lehman includes--

(a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman. (For purposes of this subsection, the term
"control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(b) Any officer, director or partner in such person, and

(c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either

(a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

(b) A participant in a Keogh Plan,

(c) An individual covered under a self-directed IRA which invests in
Trust shares, or

(d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by Section
404(c) of the
Act.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on April 3,
1992 at 57 FR 11514.

EFFECTIVE DATE: This exemption is effective as of April 3, 1992.

Written Comments

The Department received one comment letter with respect to the Notice and no requests for a public hearing. The letter, which was submitted by Shearson Lehman, addresses certain clarifications to the Notice, including clarifications to the General Conditions and the Summary of
Facts and Representations. Discussed below are the changes suggested by Shearson Lehman and the Department's responses thereto. In addition, the Department has made several clarifying changes to the final exemption which are also discussed below.

With respect to the General Conditions that are set forth in Section
II of the Notice, Shearson Lehman wishes to make several clarifications. In this regard, Shearson Lehman notes that, in general, in the case of IRAs that are maintained by employees of
Shearson Lehman or its affiliates, such employees should be considered
"Independent Plan Fiduciaries." In addition, Shearson Lehman requests that Condition (1) should read as follows in order that it will conform to the other General Conditions:

The participation of plans in the TRAK Program will be approved by an
Independent Plan Fiduciary.

To clarify that Sub-Advisers act for the Trust after having been approved by the Trust in accordance with the terms of section 15 (a)
and (c) of the Investment Company Act of 1940, as amended
(the 1940
Act), or any exemption granted by the Securities and Exchange
Commission, Shearson Lehman recommends that Condition (8) of the
General Conditions be modified to read as follows:

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson
Lehman and its affiliates.

In the case of a Plan covering one or more employees of the Plan sponsor (such as a Section 404(c) Plan), Shearson Lehman notes that
Condition (10) requires only that the investment advisory fee paid by the Plan be offset in the manner described in the condition
(i.e., the
offset will be determined based on the aggregate investment of the
Plan accounts). Shearson Lehman represents that it does not have control over how the Plan, for internal expenses, allocates the offset among individual accounts. As long as the fee is offset at the Plan level, Shearson Lehman represents that it cannot be construed to have any economic incentive to provide investment allocation advice favoring one Portfolio over another.

Shearson Lehman observes that several of the General
Conditions refer
to "Shearson Lehman and its affiliates" but the Notice does not define the term "affiliate." After giving due consideration to this comment, the Department has determined to add a new Section III to the exemption titled "Definitions" in which the terms
"affiliate," and
"Independent Plan Fiduciary" are defined as follows:

An "affiliate" of Shearson Lehman includes (a) any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.) (b) any officer, director or partner in such person, and (c) any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either (a) a
Plan administrator, trustee or named fiduciary, as the recordholder of
Trust shares of a Section 404(c) Plan, (b) a participant in a Keogh
Plan, (c) an individual covered under a self-directed IRA which invests in Trust shares, or (d) a trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title
I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

With respect to modifications to the Summary of Facts and Representations, Shearson Lehman represents that the first paragraph of Item 1 of the Notice which was based on the application for exemption confuses the descriptions of Shearson Holdings, Shearson
Lehman and Shearson Lehman Brothers. Accordingly, Shearson
Lehman
requests that the third, fourth and fifth sentences of that paragraph be amended to read as follows:

Shearson Holdings conducts its principal businesses through two divisions of Shearson Lehman--Shearson Lehman Brothers and Lehman
Brothers. Shearson Lehman Brothers is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Lehman is a member of all principal securities and commodities exchanges in the
United States and the National Association of Securities
Dealers, Inc.

Shearson Lehman also wishes to update the second sentence of the second paragraph under Item 2 of the Notice by noting that the
Balanced Investments Portfolio is expected to be offered in July 1992 at an initial per share value of $8.00.

In order that Footnote 1 of the Notice more closely tracks the language of Condition (9), Shearson Lehman suggests the following modification:

Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, immediately following the acquisition by a Portfolio of any securities that are issued by
Shearson Lehman and/or its affiliates, the percentage of that
Portfolio's net assets invested in such securities will not exceed one percent.

Since Shearson Lehman cannot assure that Section 404(c)
Plans
participating in the TRAK Program will pass through voting rights to participants on a pro rata basis, it recommends that the second paragraph of Footnote 2 of the Notice be amended to read as follows:

In the case of individual account plans such as Section
404(c) Plans,
Shearson Lehman believes that most Plans will pass-through the vote to participants on a pro rata basis.

Shearson Lehman also represents that it may serve as prototype sponsor for Plans participating in the TRAK Program. Therefore, the third sentence of the second paragraph under Item 3 of the Notice should be amended by adding the following language:

Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor (other than only as prototype sponsor) or have discretionary investment authority over the Plan's assets which would be invested in
Trust shares.

To clarify that Plans for which Shearson Lehman has a pre-existing relationship will be able to participate in TRAK, Shearson
Lehman asks
that the second sentence of Footnote 4 be amended to read as follows:

The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest in Trust shares those assets over which it exercises discretionary authority, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of
Class Prohibited Transaction Exemption (PTE) 77-4 (42 FR
18732, April
8, 1977).

Shearson Lehman represents that the Trust's Board of Directors consists of seven members, four of whom are not affiliated with
Shearson Lehman and three of whom are affiliated with Shearson Lehman, all in accordance with the provisions of section 10(b) of the 1940
Act. Accordingly, Shearson Lehman recommends that Item 4 of the Notice be amended to read as follows:

Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the
Trustees) which currently is comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies who provide services to the Trust and the Portfolios.
Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The four remaining Trustees are not affiliated with Shearson Lehman.

Because the applicant now represents that not all services described in Footnote 7 of the Notice will be provided to every
Section 404(c)
Plan, Shearson Lehman believes that an updated, clarifying paragraph should be added to the footnote which would read as follows:

The applicant notes that not all of the services described in the preceding two paragraphs will be provided to every Section
404(c)
Plan. The services provided to each Plan will depend on the arrangement negotiated between Shearson Lehman and the Independent
Plan Fiduciary.

Shearson Lehman represents that it cannot assure that the Plan administrator, trustee or named fiduciary of a Section
404(c) Plan
will make available a copy of the Trust Prospectus to each participant. Therefore, it requests that Footnote 9 of the Notice be amended to read as follows:

In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will receive a copy of the Trust
Prospectus. If requested by such Plan administrator, trustee or named fiduciary, Shearson Lehman will make available to such Independent
Plan Fiduciary sufficient quantities of Prospectuses for a distribution to Plan participants, as well as provide Statements of
Additional Information to any party upon request.

Item 15 of the Notice inadvertently states that investors in the TRAK
Program may exchange Portfolio shares with one another.
Shearson
Lehman wishes to clarify that the first sentence of Item 15 should be amended to read as follows:

Shares of a Portfolio may be exchanged by an investor, without any exchange fee, for shares of another Portfolio at their respective net asset values.

Shearson Lehman states that PTE 77-3 applies only to employee benefit plans and is, therefore, inapplicable to IRAs maintained by employees of Shearson Lehman or its affiliates. In addition, Shearson
Lehman states that it does not currently charge an outside fee for such IRA accounts but it may do so in the future. Accordingly,
Shearson Lehman recommends that the first and last sentences of
Footnote 13 of the Notice be amended to read as follows:

The applicant represents that the outside fee is not currently imposed on accounts of American Express and its subsidiaries, including
Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons * *
* With
respect to employee pension benefit plans maintained by Shearson
Lehman or its affiliates for their employees, the applicant asserts that such waiver would be required by PTE 77-3.

With respect to the TRAK fee structure described in the Notice in Item
18 and the accompanying example, Shearson Lehman wishes to make two clarifications. First, because the TRAK fee and corresponding fee offset for a calendar quarter are based on the "net asset value" of
Trust Portfolio shares at the end of the immediately preceding calendar quarter rather than the "average daily value" of Trust
Portfolio shares, Shearson Lehman requests that the first sentence of the example be amended to read as follows:

Assume that as of March 31, 1992, the net asset value of Trust
Portfolio shares held by a Plan investor was $1,000.

Second, Shearson Lehman has updated its submission by representing that the last parenthetical of the last paragraph of the example should not refer to the "Statement of Additional
Information" but
should instead refer to the "TRAK Program Description."
Therefore,
Shearson Lehman recommends that the parenthetical read as follows:

(pursuant to the authorization contained in the TRAK
Investment
Advisory Agreement, and as described in the TRAK Program
Description
appended to the Prospectus).

Finally, Shearson Lehman suggests that Clause (e) under Item
19 should
be modified to track the language of Condition (5) as follows:

the Consulting Group will provide written documentation to an
Independent Plan Fiduciary of its recommendations or evaluations based on objective criteria.

The Department has reviewed the clarifications and amendments as described above, and concurs with these changes.
Accordingly, upon
consideration of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the aforementioned changes.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the
Department,
telephone (202) 523-8881. (This is not a toll-free number.)




PART C

Item 23.	Exhibits

(a)(1)	Master Trust Agreement is incorporated by reference to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May
24, 1991 (the "Registration Statement").

(a)(2)	Amendment No. 1 to Master Trust Agreement is
incorporated by reference to the Registration Statement.

(a)(3)	Amendment No. 2 to Master Trust Agreement is
incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective
Amendment No. 1").

(a)(4)	Amendment No. 3 to Master Trust Agreement is
incorporated by reference to Post-Effective Amendment
No. 6 ("Post-Effective Amendment No. 6") to the Registration
Statement on Form N-1A filed on March 18, 1994.

(b)(1)	By-Laws are incorporated by reference to the
Registration Statement.

(b)(2)	Amended and Restated By-Laws are incorporated by
reference to Pre-Effective Amendment No. 1.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement dated July 30, 1993
between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the
Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d)(2)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Smith Affiliated Capital
Corp.
relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(3)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics
&
Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Seix Investment Advisors Inc.
relating to Registrant's Balanced Investments Portfolio is filed herein.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant's Balanced Investments Portfolio is filed herein.

(d)(6)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. (formerly Smith, Barney Advisers,
Inc.)
and Standish, Ayer & Wood, Inc.
relating to Registrant's Intermediate Fixed Income Investments
Portfolio
is incorporated by reference to Post-Effective Amendment No. 27.

(d)(7)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Julius Baer Investment
Management
Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(8)	Investment Advisory Agreement dated April 1, 1998
between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No.27.

(d)(9) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds
Management Inc.) and The Boston Company
Asset Management LLC relating to Registrant's Large Capitalization
Value
Equity Investments Portfolio is filed herein.

(d)(10)	Investment Advisory Agreement dated March 10, 1995
between Smith Barney Mutual Funds Management Inc. and Parametric
Portfolio Associates, Inc. relating to Registrant's Large
Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(11)	Investment Advisory Agreement
dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant's Large Capitalization
Growth
Investments Portfolio is filed herein.

(d)(12)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Standish, Ayer & Wood, Inc.
relating to Registrant's Government Money Investments Portfolio is filed herein.

(d)(13)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Oechsle International Advisors L.P. relating to Registrant's International Equity Investments
Portfolio is
filed herein.

(d)(14)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d)(15)	  Administration Agreement dated June 2, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d)(16)   Investment Advisory Agreement dated October 1, 1999 between
SSB
Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC
Fund
Management Inc.) and Western Asset Management Company relating to
Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(17) Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d)(18) Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A filed.

(d)(19) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is filed herein.

(d)(20) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is filed herein.

(d)(21) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is incorporated by reference to
Post-Effective Amendment No. 27.

(d)(22) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(23) Investment Advisory Agreement dated April 1, 1998 between
Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small Capitalization Value Equity Investments is filed herein.

(d)(24) Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is filed herein.

(d)(25) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is to be filed by amendment.

(d)(25) Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is filed herein.

(d)(26) Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is filed herein.

(d)(27)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Pegasus Investments, Inc.
relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(28)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and State Street Global Advisors relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(29)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Asset Management relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(30)	Investment Advisory Agreement dated October 1 , 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management
Inc.
and Mutual Management Corp.) and Standish, Ayer & Wood, Inc.
relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(31)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management
Inc.
and Mutual Management Corp.) and National Asset Management Corp. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(32)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management
Inc.
and Mutual Management Corp.) and Atlantic Portfolio Analytics and
Management
Inc. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(33)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management
Inc.
and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(34)	Investment Advisory Agreement dated October 1 , 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management
Inc.
and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant's S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(35)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant's Large
Capitalization Value Equity Investments Portfolio is incorporated by reference to
Post-Effective Amendment No. 27.

(d)(36) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern capital Management LLC relating to Small Capitalization Growth
Investments is incorporated by reference to Post-Effective Amendment
No.27.

(d)(37) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and
Marvin & Palmer Associates relating to International Equity
Investments is incorporated
by reference to Post-Effective Amendment No.27.

(d)(38)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. and Pacific Investment Management
Co.
relating to Registrant's Intermediate Fixed Income Investments
Portfolio
is incorporated by reference to Post-Effective Amendment No. 27.

(e)(1)	Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to
Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorpotated by reference to Post-Effective Amendment No.23.

(f)	Not Applicable.

(g)(1) Custody Agreements between the Registrant and PNC
Bank and Morgan Guaranty and Trust Company dated March
3, 1995 and August 24, 1995, respectively, are incorporated by reference to
Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g) (2) Custody Agreement between the Registrant and Chase Manhattan Bank dated December 6, 1996 is to be filed by amendment.

(h)	Transfer Agency and Registrar Agreement between the
Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the
Registration Statement on Form N-1A, as filed on December 30, 1993.

(i)	Opinion of Willkie Farr & Gallagher, including Consent,
is incorporated by reference to Post-Effective Amendment
No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	   Auditors' Consent is filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.


Item 24.	Persons Controlled by or Under Common Control with
Registrant

None.

Item 25.	Indemnification

	Incorporated by reference to Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a)	Business and Other Connections of Investment
Advisors

	Investment Manager - The Consulting Group

	The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of SSB Citi Fund Management LLC ("SSB Citi")(formerly known as
SSBC Fund Management Inc.), which was incorporated in 1968 under the laws of the State of Delaware. SSB Citi is a wholly owned subsidiary of Salomon
Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of
Citigroup Inc.

	The list required by this Item 26 of officers and directors of SSB Citi and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SSB Citi on behalf of the Consulting Group pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26.(b)	Business and Other Connections of Advisors

	Advisors - Standish, Ayer & Wood, Inc.

	Standish, Ayer & Wood, Inc. ("SAW") serves as investment advisor to Intermediate Fixed Income Investments and Government
Money Investments. SAW is registered as a commodity trading adviser with the
National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SAW provides investment advisory services to individuals and institutions. SAW's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

	The list required by this Item 26 of officers and directors of SAW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SAW pursuant to the
Advisers Act (SEC File No. 801-584).


	Advisors - Smith Affiliated Capital Corp.

	Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

	The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the
Advisers Act (SEC File No. 801-17037).

	Advisors - Utendahl Capital Management CFI (Formerly Atlantic Portfolio Analytics & Management, Inc.)

	Utendahl Capital Management CFI ("Utendahl") serves as investment advisor to Mortgage Backed Investments. Utendahl has been registered as an investment advisor under the Advisers Act since 1984. Utendahl serves as an investment advisor to institutions. Utendahl's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

	The list required by this Item 26 of officers and directors of Utendahl, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Utendahl pursuant to the
Advisers Act (SEC File No. 801-24775).

	Advisors - Western Asset Management Company

	Western Asset Management Company ("Western") serves as investment advisor to Long-Term Bond Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western's principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

	The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the
Advisers Act (SEC File No. 801-8162).

 	Advisors - Pacific Investment Management Company

	Pacific Investment Management Company ("PIMCO") serves as an investment advisor to Intermediate Fixed Income
Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO's principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

	The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

	Advisors - Chartwell Investment Partners

	Chartwell Investment Partners ("Chartwell") serves as investment advisor to fLArge Capitalization Value Equity Investments. Chartwell has been registered as an investment advisor under the Advisers Act since 1997. Chartwell serves as an investment advisor to institutions. Chartwell's principal executive offices are located at 1235 Westlakes Drive, Suite330, Berwyn, PA 19312.

	The list required by this Item 26 of officers and directors of Chartwell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).

	Advisors - The Boston Company Asset Management LLC

	The Boston Company Asset Management LLC ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity
Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

	The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No.801-6829).

	Advisors - Parametric Portfolio Associates, Inc.

	Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments.
PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington
98104-7090.

	The list required by this Item 26 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the
Advisers Act (SEC File No. 801-29855).

	Advisors - Barclays Global Fund Advisors

	Barclays Global Fund Advisors ("Barclays") serves as an investment advisor to Large Capitalization Value Equity Investments, Large Capitalization Growth Investments and S&P 500 Index Investments. Barclays is registered as an investment advisor under the Advisers Act. Barclays provides investment advisory services to a number of individual and institutional clients. Barclays' principal executive offices are located at 45 Fremont Street, San Francisco, CA 94105.

	The list required by this Item 26 of officers and directors of Barclays, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barclays pursuant to the
Advisers Act (SEC File No. 801-22609).

	Advisors - Provident Investment Counsel, Inc.

	Provident Investment Counsel, Inc. ("PIC") serves as investment advisor to Large Capitalization Growth Investments. PIC has been registered as an investment advisor under the Advisers Act since 1951. PIC provides investment advisory services to individual and institutional clients. PIC's principal executive offices are located at
300 North Lake Avenue, Pasadena, California 91101.

	The list required by this Item 26 of officers and directors of PIC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIC pursuant to the
Advisers Act (SEC File No. 801-11303).

Advisors - Mellon Capital Management Corporation

	Mellon Capital Management Corporation ("Mellon") serves as an investment advisor to Small Capitalization Value Equity Investments and Small Capitalization Growth Investments. Mellon is registered as an investment advisor under the Advisors Act. Mellon provides investment advisory services to a number of institutional clients. Mellon's principal executive offices are located at 595 Market Street, Suite 3000, San Francisco, CA 94105.

	The list required by this Item 26 of officers and directors of Mellon, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Mellon pursuant to the
Advisers Act (SEC File No. 801-19785).

   	Advisors - NFJ Investment Group, Inc.

	NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

	The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the
Advisers Act (SEC File No. 801-42814).


	Advisors - Wall Street Associates

	Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

	The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).


	Advisors - Westpeak Investment Advisors, LP

	Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments.
Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street,
Suite 400, Boulder, CO 80302.

	The list required by this Item 26 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the
Advisers Act (SEC File No.801-39554).

Advisors - Kern Capital Management LLC

	Kern Capital Management LLC ("Kern") serves as an investment advisor to Small Capitalization Growth Investments. Kern has been registered as an investment advisor under the Advisers Act since 1997. Kern is the investment adviser of various institutional and retail clients. Kern's principal executive offices are located at 114 West 47th Street, Suite 1926,
New York, NY 10036.

	The list required by this Item 26 of officers and directors of Kern, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Kern pursuant to the
Advisers Act (SEC File No.801-54766).

	Advisors - Oechsle International Advisors, L.P.

	Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at
One International Place, Boston, Massachusetts 02110.

	The list required by this Item 26 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the
Advisers Act  (SEC File No. 801-28111).

	Advisors - State Street Global Advisors

	State Street Global Advisors ("SSGA") serves as an investment advisor to International Equity Investments and Emerging Markets Equity Investments. SSGA provides investment advisory services to a number of individual and institutional clients. SSGA's principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

	The list required by this Item 26 of officers and directors of SSGA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to _____.

	Advisors - Marvin & Palmer Associates, Inc.

	Marvin & Palmer Associates, Inc. ("M&P") serves as an investment advisor to International Equity Investments. M&P has been registered as an investment advisor under the Advisers Act since 1986. M&P provides investment advisory services to a number of institutional clients. M&P's principal executive offices are located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801.

	The list required by this Item 26 of officers and directors of M&P, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by M&P pursuant to the
Advisers Act  (SEC File No. 801-27724).

	Advisors - Julius Baer Investment Management Inc.

	Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New York, New York 10017.

	The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the
Advisers Act (SEC File No. 801-18766).

	Advisors - AIB Govett Asset Management Ltd.

	AIB Govett Asset Management Ltd. ("Govett") will serve as investment advisor to Emerging Markets Equity Investments. Govett has been registered as an investment advisor under the Advisers Act since 1972. Govett is the investment adviser of various institutional clients. Govett's principal executive offices are located at Shackleton House, 4 Battlebridge Lane, London, SE1-2HR.

	The list required by this Item 26 of officers and directors of Govett, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Govett pursuant to the
Advisers Act (SEC File No.801-34730).

	Advisors - Baring Asset Management, Inc.

	Baring Asset Management, Inc. ("Baring") serves as an investment advisor to Emerging Markets Equity Investments. Baring has been registered as an investment advisor under the Advisers Act since 1967. Baring is the investment adviser of various institutional clients. Baring's principal executive offices are located at 125 High Street, Boston, MA 02110.

	The list required by this Item 26 of officers and directors of Baring, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Baring pursuant to the
Advisers Act (SEC File No.801-_____).

	Advisors - Alliance Capital Management L.P.

	Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

	The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the
Advisers Act (SEC File No.801-32361).

	Advisors - David L. Babson & Co., Inc.

	David L. Babson & Co. Inc. ("Babson") will serve as an investment advisor to Small Capitalization Value Equity Investments. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Memorial Drive, Cambridge, MA,02142-1300.

	The list required by this Item 26 of officers and directors of Babson, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Babson pursuant to the
Advisers Act (SEC File No.801-241).

	Advisors - Laurel Capital Advisors, LLP

	Laurel Capital Advisors, LLP ("Laurel") serves as an investment advisor to Balanced Investments. Laurel has been registered as an investment advisor under the Advisers Act since 1990. Laurel is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Mellon Bank Center,
Suite 151-3925, Pittsburgh, PA 15258.

	The list required by this Item 26 of officers and directors of Laurel, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Laurel pursuant to the
Advisers Act (SEC File No.801-37598).

	Advisors - Seix Investment Advisors

	Seix Investment Advisors ("Seix") serve as an investment advisor to Balanced Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix's principal executive offices are located at 300 Tice Blvd., Woodcliff Lake, NJ 07675.

	The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the
Advisers Act (SEC File No.801-42070).

Item 27.	Principal Underwriters

(a) CFBDS, Inc. the Registrant's Distributor, is also the distributor for
CitiFundsSM International Growth & Income Portfolio,
CitiFundsSM International Equity Portfolio, CitiFundsSM Large Cap
Growth
Portfolio, CitiFundsSM Intermediate Income Portfolio,
CitiFundsSM Short-Term U.S. Government Income Portfolio, CitiFundsSM Emerging Asian Markets Equity Portfolio,
CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves,
CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves,
SM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves,
CitiFundsSM California Tax Free Reserves,
CitiFundsSM Connecticut Tax Free Reserves,
CitiFundsSM New York Tax Free Reserves, CitiFundsSM Balanced
Portfolio,
CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income
Portfolio,
CitiFundsSM Small Cap Growth Portfolio, CitiFundsSM National
Tax Free Income Portfolio, CitiFundsSM New York Tax Free Income
Portfolio,
CitiSelect VIP Folio 200, Citiselect VIP Folio 300,
CitiSelect (VIP Folio 400, CitiSelect (VIP Folio 500,
CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect (Folio 200, CitiSelect (Folio 300, CitiSelect (Folio 400, and CitiSelect (Folio 500.
CFBDS is also the placement agent for Large Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio,
Intermediate Income Portfolio, Short-Term Portfolio,
Growth & Income Portfolio, Large Cap Growth Portfolio,
Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Emerging
Asian Markets Equity Portfolio, Tax Free Reserves Portfolio,
Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     CFBDS, Inc. is also the distributor for the following
Smith Barney Mutual Fund registrants:
Greenwich Street Series Fund
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Investment Trust
Smith Barney Investment Funds Inc.
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Travelers Series Fund Inc.
And various series of unit investment trusts.

CFBDS, Inc. is also the distributor for the following
Salomon Brothers funds;
Salomon Brothers Opportunity Fund Inc
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc
Salomon Brothers Series Funds Inc
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Variable Series Funds Inc

The information required by this Item 27 with respect to each director, officer and partner of CFBDS, Inc.
is incorporated by reference to Schedule A of Form BD filed by CFBDS, Inc. pursuant to the Securities
Exchange Act of 1934 (SEC File No. 8-32417).

Item 28.	Location of Accounts and Records

	Consulting Group Capital Markets Funds
	222 Delaware Avenue
	Wilmington, Delaware  19801

	PNC Bank, National Association
	17th and Chestnuts Streets
	Philadelphia, Pennsylvania

	The Chase Manhattan Bank
	Chase MetroTech Center
	Brooklyn, NY  11245

	Salomon Smith Barney Inc.
	388 Greenwich Street, 22nd Floor
	New York, New York  10013

	Smith Barney Private Trust Company
	388 Greenwich Street, 22nd Floor
	New York, New York  10013

	PFPC Global Fund Services
	P.O. Box 9699
	Providence, RI 02940

	CFBDS Inc.
	21 Milk Street
	Boston, MA 02109

Item 29.	Management Services

	Not Applicable.

Item 30.	Undertakings

	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act")and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, this Post-Effective Amendment, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 23rd day of December 1999.

CONSULTING GROUP CAPITAL MARKETS FUNDS

BY /s/ Heath B. McLendon
	    	(Heath B. McLendon, Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

/s/ Heath B. McLendon
Trustee and Chairman of the Board 		December 23, 1999
Heath B. McLendon  (Chief Executive Officer)

/s/ Lewis E. Daidone
Senior Vice President and Treasurer  		December 23, 1999
Lewis E. Daidone  (Chief Financial and Accounting
Officer)

/s/ Walter E. Auch, Sr.*
    Walter E. Auch, Sr., Trustee 			December 23, 1999


    H. John Ellis,  Trustee

/s/ Armon E. Kamesar, Trustee, 			December 23, 1999
     Armon E. Kamesar

/s/ Martin Brody*
    Martin Brody, Trustee, 				December 23, 1999

/s/ Stephen E. Kaufman*
    Stephen E. Kaufman, Trustee, 			December 23, 1999

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

/s/ Heath B. McLendon
    Heath B. McLendon					December 23, 1999